UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                            FORM N-CSR


      CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                       INVESTMENT COMPANIES


Investment Company Act file number 811-05011

Name of Fund:  CMA Multi-State Municipal Series Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief
     Executive Officer, CMA Multi-State Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address:
     P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 03/31/05

Date of reporting period: 04/01/04 - 03/31/05

Item 1 -   Report to Stockholders


CMA (R) Multi-State
Municipal Series Trust


CMA (R) Arizona Municipal Money Fund
CMA (R) California Municipal Money Fund
CMA (R) Connecticut Municipal Money Fund
CMA (R) Massachusetts Municipal Money Fund
CMA (R) Michigan Municipal Money Fund
CMA (R) New Jersey Municipal Money Fund
CMA (R) New York Municipal Money Fund
CMA (R) North Carolina Municipal Money Fund
CMA (R) Ohio Municipal Money Fund
CMA (R) Pennsylvania Municipal Money Fund


Annual Report
March 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds' current prospectus. An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


(GO PAPERLESS LOGO)
It's Fast, Convenient, & Timely!
To sign up today, go to www.icsdelivery.com/live.



CMA Multi-State Municipal Series Trust


Table of Contents


A Letter From the President                                       3
A Discussion With Your Funds' Portfolio Managers                  4
Portfolio Holdings                                                8
Disclosure of Expenses                                            9
Schedule of Investments:
     CMA Arizona Municipal Money Fund                            10
     CMA California Municipal Money Fund                         12
     CMA Connecticut Municipal Money Fund                        17
     CMA Massachusetts Municipal Money Fund                      19
     CMA Michigan Municipal Money Fund                           22
     CMA New Jersey Municipal Money Fund                         25
     CMA New York Municipal Money Fund                           28
     CMA North Carolina Municipal Money Fund                     35
     CMA Ohio Municipal Money Fund                               38
     CMA Pennsylvania Municipal Money Fund                       43
Financial Statements                                             48
Financial Highlights                                             56
Notes to Financial Statements                                    62
Report of Independent Registered Public Accounting Firm          66
Important Tax Information                                        66
Officers and Trustees                                            67



CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005



A Letter From the President


Dear Shareholder

Financial markets broadly posted positive returns over the most recent reporting period, with international equities providing some of the most impressive results.


Total Returns as of March 31, 2005                                     6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             + 6.88%        + 6.69%
Small-cap U.S. equities (Russell 2000 Index)                            + 8.00         + 5.41
International equities (MSCI Europe Australasia Far East Index)         +15.13         +15.06
Fixed income (Lehman Brothers Aggregate Bond Index)                     + 0.47         + 1.15
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 1.21         + 2.67
High yield bonds (Credit Suisse First Boston High Yield Index)          + 3.39         + 7.84

The U.S. economy continued to show resilience in the face of the Federal Reserve Board's (the Fed's) continued interest rate hikes and, more recently, higher oil prices. The Fed's measured tightening program brought the federal funds rate to 2.75% by period-end as the central bank continued its campaign to combat emergent inflation.

In fact, business costs have been rising, which is beginning to put pressure on corporate profit margins. Consumer prices have been moving up as well, particularly in the areas of gasoline prices, healthcare costs, housing and education.

U.S. equities ended 2004 in a strong rally, but stumbled into negative territory in the first quarter of 2005. On the positive side, corporations have been accelerating their hiring plans, capital spending remains reasonably robust and merger-and-acquisition activity has increased. Offsetting the positives are slowing corporate earnings growth, renewed energy price concerns and the potential for an economic slowdown later this year. International equities, especially in Asia, have benefited from higher economic growth rates. China, in particular, recorded growth of more than 9% in 2004.

In the bond market, long-term interest rates finally began to inch higher while significant increases have been recorded on the short end. This resulted in a flattening of the yield curve throughout much of the current reporting period. At March 31, 2005, the two-year Treasury note yielded 3.80% and the 10-year note yielded 4.50%, a difference of 70 basis points (.70%). This compared to a spread of 151 basis points six months earlier and 226 basis points 12 months ago.

Looking ahead, the environment is likely to be a challenging one for investors, with diversification and selectivity becoming increasingly important themes. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Trustee



CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005



A Discussion With Your Funds' Portfolio Managers


In anticipation of rising interest rates, we shifted our focus from fixed rate securities to variable rate demand notes, securities that quickly reflect changes in market rates.


How did the CMA state-specific municipal money funds perform during the fiscal year?

During the 12-month period ended March 31, 2005, the 10 CMA tax-exempt municipal money funds provided competitive yields relative to their respective iMoneyNet peer groups. During the first half of the year, a steep yield curve enabled us to maintain a slight overweighting in fixed rate notes, which enhanced the Funds' performance. As short-term interest rates rose during the second half of the year, the Funds' weightings in fixed rate notes, which tend to have somewhat longer maturities, were moved closer to neutral, while our increased focus on variable rate demand notes (VRDNs) allowed the Funds' performance to keep pace with their respective peer groups.

The following table details the Funds' net annualized yields for the year and six months ended March 31, 2005 and seven-day yields as of period-end.

                            Net            Net
                         Annualized     Annualized
                           Yield          Yield        Seven-Day
Fund                     Six-Month       12-Month        Yield

CMA Arizona                1.09%          0.77%          1.47%
CMA California             1.18%          0.89%          1.49%
CMA Connecticut            1.04%          0.74%          1.41%
CMA Massachusetts          1.06%          0.76%          1.41%
CMA Michigan               1.12%          0.82%          1.42%
CMA New Jersey             1.12%          0.82%          1.49%
CMA New York               1.18%          0.88%          1.44%
CMA North Carolina         1.02%          0.74%          1.39%
CMA Ohio                   1.06%          0.78%          1.39%
CMA Pennsylvania           1.10%          0.80%          1.45%


Describe market and economic conditions during the past 12 months.

The U.S. economy continued to grow steadily throughout the period, while inflation became an increasing concern. During 2004, gross domestic product (GDP), which measures the value of a nation's goods and services, grew by a healthy 4.4%, well above the prior year's growth of 3%. GDP growth is expected to approach the 4% range for the first quarter of 2005.

As the economy held firm, employment growth, which had been sluggish prior to the beginning of the period, rose sharply in the first few months of the Funds' fiscal year. The improved jobs data, along with rising inflation expectations, increased investors' conviction that the Federal Reserve Board (the Fed) would abandon its long-accommodative monetary policy in favor of a program of interest rate increases.

In fact, the Fed began raising short-term interest rates on June 30, 2004, implementing the first of seven 25 basis point (.25%) interest rate hikes. By the end of March 2005, the federal funds rate stood at 2.75%, up from 1%. As the period came to a close, indications were that inflation was accelerating, driven by rapidly rising oil prices. The minutes of recent Fed meetings suggest that the U.S. central bank remains concerned about inflation and are not likely to curtail its interest rate tightening cycle in the near term. The Fed's short-term interest rate increases generally were reflected in the yields offered by short-term tax-exempt securities. As measured by the BMA Index, the average seven-day VRDN rate rose 125 basis points over the past 12 months, from 1.03% on March 31, 2004 to 2.28% on March 31, 2005.


State-specific conditions

While national trends have an important influence on the municipal market, each Fund is also influenced by state-specific economic conditions. A state-by-state summary of these conditions follows.


Arizona

Arizona's economy grew at a healthy pace during the past year. Its expansion was evident as personal bankruptcy filings stabilized and income growth remained well above average. Continued strong population inflows and a rebound in the state's tourism industry were main contributors to Arizona's economic performance. The stronger economy benefited Arizona's construction, retail and finance industries, while defense-related firms continued to profit from ongoing military work in the Middle East. Arizona's housing market also remained strong, with home prices appreciating 14% in 2004 - the fastest pace since the mid-1970s. The technology industry, however, continued to underperform during the year, in part because of declining Asian exports during much of 2004, although the situation was improving as the period came to a close. In January 2005, Arizona's unemployment rate stood at 4.1%, 1.2% below the prior year's rate.



CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005



The strong economy led to better-than-expected revenue collections for the 2004 fiscal year, leading to a general fund ending balance of $746 million - a $200 million increase over the prior fiscal year. Moreover, general fund revenues are projected to increase by more than 8% for fiscal year 2005. The state's budget for that year includes approximately $300 million in financing for new capital projects. Despite the financing, the state's debt burden remains low at just $324 per capita.


California

California's economic news was mostly positive during the period. Revenues continued to exceed projections, as did personal income taxes, which as of January 2005 were $344 million above expected levels. A particular area of strength for the state was the construction sector, which has benefited from broad-based growth in the development of single-family homes, multifamily homes and commercial real estate. As we discussed in our previous shareholder report, however, California's Governor and State Legislature continued to avoid making the difficult but necessary long-term decisions to reduce the Golden State's ongoing structural budget deficit. Projections for the current fiscal year estimate this deficit at approximately $8.6 billion. We anticipate that California will again need to issue short-term municipal notes to satisfy its cash needs for the upcoming fiscal year. As of period-end, the state had $6 billion in outstanding revenue anticipation notes due to mature on June 30, 2005.


Connecticut

Connecticut's near-term budget outlook continued to improve during the past 12 months. As of March 2005, the state's anticipated surplus for the current fiscal year was $420 million, compared to $67 million in October 2004. Major rating agencies reaffirmed Connecticut's long-term credit rating of AA, citing the state's above-average wealth and adequate resources to meet upcoming fiscal challenges. One of these challenges will be to address the large expected budget deficit in the upcoming 2005 - 2007 biennial period. The deficit stems partly from Connecticut's past reliance on several nonrecurring revenue sources to balance its budget. To help close the deficit, the state's governor has proposed tax increases on cigarettes, alcohol and other items. Connecticut's unemployment rate of 4.8% as of February 2005 remained well below the national average of 5.4%.


Massachusetts

Massachusetts's economy continued to improve during the period, although less quickly than the national average. Employment growth in the commonwealth stalled, with only the retail trade and leisure service industries adding jobs. Energy prices in Massachusetts, among the nation's highest, have become a problem for consumers, who have curtailed their spending in the face of higher heating oil and gasoline costs. The increased energy costs also have added to the cost of doing business in Massachusetts. On the positive side, industrial production continued to improve, while personal income, although growing slowly, remained above average.


Michigan

Although Michigan's economy improved slightly at the start of the 12-month period, conditions deteriorated for the majority of the year. The state was hurt by its continued heavy dependence on the volatile manufacturing industry and its high exposure to the challenged automobile industry - factors that have prolonged Michigan's economic downturn.

The state ended 2004 with an unemployment rate of 7.3%, matching Alaska as the highest in the nation. Revenues from tax collections fell sharply and trailed expectations by approximately $50 million. The state also faced a projected fiscal year 2005 budget shortfall of more than $1 billion, as Michigan's sluggish economy and reduced federal funding took their toll. The state sought to close its deficit by raising taxes on cigarettes and casinos - a move expected to add $350 million of new revenues for fiscal year 2005. However, the fiscal year did not begin well for Michigan, and in December 2004 consensus revenue estimates were revised downward by $370 million. In light of Michigan's economic difficulties, rating agencies Fitch and Moody's downgraded the state's credit from AA+ to AA and Aa1 to Aa2, respectively.



CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005



A Discussion With Your Funds' Portfolio Managers (concluded)


New Jersey

During the period, newly appointed governor Richard Codey proposed a $27.4 billion budget for New Jersey's 2006 fiscal year. The budget reduced overall expenditures in the state by $614 million and proposed a 70% cut in New Jersey's use of one-time revenue sources to balance its budget. Unfortunately, the state's past reliance on these sources left it with a significant structural budget imbalance that may exceed $4 billion in the next fiscal year. The proposal, however, has been viewed positively by credit rating agencies, which maintained New Jersey's long-term debt rating in the low AA range. The state's unemployment rate, 4.4% as of February 2005, was well below the national average of 5.4%.


New York

New York's economy continued to expand solidly during the 12-month period. The state's unemployment rate was 5.2% in January 2005, slightly below the national average. At period-end, New York ranked fifth among all states in per capita income. For the first time in more than 20 years, New York lawmakers approved a budget on time. The state's budget for the 2006 fiscal year calls for $105 billion in spending and forecasts a 5% increase in tax receipts. At the end of March, Moody's gave New York a credit rating of A1 with a positive outlook. However, the state continues to face large projected budget gaps for the next couple of years and is challenged to come to grips with fiscal responsibility.


North Carolina

North Carolina's economy continued to improve during the past year, with the state's service industries - especially healthcare, financial services and business services - exhibiting solid growth. North Carolina also saw gains in construction payrolls, as permitting activity and home building remained strong. The state's solid labor market helped generate healthy income growth and ease the strain on household balance sheets, evidenced by a declining rate of personal bankruptcy filings. North Carolina's financial position finally started to turn the corner during the past 12 months. During the 2004 fiscal year, revenues exceeded estimates, allowing the state to increase its financial reserves and spending in 2005. The state's fiscal year 2005 budget was signed into law in June 2004 and balanced through a combination of revenue enhancements and spending reductions. After the first five months of the fiscal year, North Carolina's tax receipts were nearly 7% higher than in the previous year, and spending was under budget - pointing to an expected future surplus in the state's unreserved general fund.


Ohio

Ohio's economy continued to remain stagnant and lag the national average. Although manufacturing job losses eased, sustainable job creation remained elusive and contributed to flat overall job growth. On the other hand, industrial production increased during the period, suggesting higher productivity. Ohio's service industries also continued to show strength, with healthcare leading the way. Governor Bob Taft proposed his biennial budget plan, which anticipates spending growth of almost 6% in 2005 and a more moderate increase in 2006. Governor Taft also introduced tax reforms, calling for a 20% reduction in personal income taxes as well as higher taxes on cigarettes and alcohol and a one-percentage-point sales tax surcharge.


Pennsylvania

Pennsylvania's economy steadily improved during the past year, as payrolls increased while layoff announcements declined sharply.
Most of the payroll gains were concentrated in construction and professional services, while manufacturing payrolls continued to fall. The pace of job creation accelerated markedly in the second half of 2004. Stronger employment helped Pennsylvania's economy continue to expand, with tax collections remaining solid throughout the second half of the 2004 fiscal year. Thanks in part to higher-than-expected corporate and personal income tax receipts, Pennsylvania's revenues exceeded preliminary estimates by nearly 3%. The commonwealth's relatively low debt burden has made Pennsylvania less vulnerable to the current rising interest rate environment. Also, the Keystone state's financial situation remained stable as declining federal aid was partly made up for by increased aid from both state and local governments.



CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005



How were the portfolios managed during the fiscal year?

As the fiscal year began, we took advantage of a stable interest rate environment and a positively sloped municipal yield curve by overweighting longer-maturity fixed rate notes. The steepness in the yield curve was created by the Fed's hints and investor anticipation of increases in short-term interest rates - an expectation that was met with the Fed's series of rate hikes beginning in June 2004.

By the second half of the fiscal year, the Fed was well immersed in its measured program of interest rate increases. Against this backdrop, we began pursuing a more conservative investment strategy. We focused increasingly on highly liquid and interest rate-sensitive VRDNs and allowed the Funds' average portfolio maturities to decline to levels similar to their respective peer group averages. Because a higher weighting in VRDNs exposes the Funds to increased yield volatility, we sought to stabilize their yields - without taking on the interest rate risk associated with longer fixed-rate notes - by investing in tax-exempt commercial paper, when available.


How would you characterize the Funds' positioning at the close of the period?

Generally, the short-term tax-exempt market is driven by technical factors - such as supply and demand - during the second quarter of the year, and this can lead to volatile yields for short-term tax-exempt securities. In addition to the possibility of additional interest rate increases from the Fed, we're entering a period that tends to bring redemptions out of money market funds, as taxpayers withdraw funds to pay their income tax bills. In the spring and early summer, we traditionally see heavy new issuance of fixed rate notes, since this represents fiscal year-end for most municipalities, prompting borrowing to balance budget deficits.

The combination of these factors is expected to lead to higher interest rates in April and May, which may create an opportunity for us to purchase securities at higher yields and lock in a higher rate of accrual for the Funds. Also, the large percentage of fixed rate notes maturing out of the Funds in June should provide us with an opportunity to reinvest assets at higher prevailing interest rates.

In summary, we believe the Funds are well positioned to take advantage of higher interest rates in the near future. We will continue to closely monitor the credit quality of the portfolio's investments while attempting to offer our shareholders an attractive yield.


Edward J. Andrews
Vice President and Portfolio Manager
CMA New York Municipal Money Fund


Steven T. Lewis
Vice President and Portfolio Manager
CMA California Municipal Money Fund
CMA Connecticut Municipal Money Fund
CMA New Jersey Municipal Money Fund


Darrin J. SanFillippo
Vice President and Portfolio Manager
CMA Arizona Municipal Money Fund
CMA Michigan Municipal Money Fund
CMA North Carolina Municipal Money Fund
CMA Pennsylvania Municipal Money Fund


Kevin A. Schiatta
Vice President and Portfolio Manager
CMA Massachusetts Municipal Money Fund
CMA Ohio Municipal Money Fund


April 15, 2005



CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005



Portfolio Holdings*


CMA Arizona Municipal Money Fund


                                               Percent of
                                                 Total
                                              Investments

Variable Rate Demand Obligations                  74.3%
Fixed Rate Notes                                  10.4
Tax-Exempt Commercial Paper                        1.8
Put Bonds                                         13.5


CMA California Municipal Money Fund


                                               Percent of
                                                 Total
                                              Investments

Variable Rate Demand Obligations                  74.3%
Fixed Rate Notes                                  18.2
Tax-Exempt Commercial Paper                        5.5
Put Bonds                                          2.0


CMA Connecticut Municipal Money Fund

                                               Percent of
                                                 Total
                                              Investments

Variable Rate Demand Obligations                  73.7%
Fixed Rate Notes                                  12.8
Tax-Exempt Commercial Paper                       12.8
Put Bonds                                          0.7


CMA Massachusetts Municipal Money Fund

                                               Percent of
                                                 Total
                                              Investments

Variable Rate Demand Obligations                  81.0%
Fixed Rate Notes                                  19.0


CMA Michigan Municipal Money Fund

                                               Percent of
                                                 Total
                                              Investments

Variable Rate Demand Obligations                  81.5%
Fixed Rate Notes                                  8.5
Tax-Exempt Commercial Paper                       3.5
Put Bonds                                         6.5


CMA New Jersey Municipal Money Fund


                                               Percent of
                                                 Total
                                              Investments

Variable Rate Demand Obligations                  79.7%
Fixed Rate Notes                                  11.5
Tax-Exempt Commercial Paper                        7.2
Put Bonds                                          1.6



CMA New York Municipal Money Fund

                                               Percent of
                                                 Total
                                              Investments

Variable Rate Demand Obligations                  72.6%
Fixed Rate Notes                                  21.3
Tax-Exempt Commercial Paper                        5.5
Put Bonds                                          0.6


CMA North Carolina Municipal Money Fund

                                               Percent of
                                                 Total
                                              Investments

Variable Rate Demand Obligations                  79.3%
Fixed Rate Notes                                   9.5
Put Bonds                                         11.2


CMA Ohio Municipal Money Fund

                                               Percent of
                                                 Total
                                              Investments

Variable Rate Demand Obligations                  74.2%
Fixed Rate Notes                                  25.8


CMA Pennsylvania Municipal Money Fund

                                               Percent of
                                                 Total
                                              Investments

Variable Rate Demand Obligations                  77.8%
Fixed Rate Notes                                  8.4
Tax-Exempt Commercial Paper                       7.0
Put Bonds                                         6.8


* Based on the market value of total investments of each fund as of March 31, 2005. Investments are valued at amortized cost, which approximates market value.



CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005



Disclosure of Expenses


Shareholders of each Fund may incur the following charges:
(a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on October 1, 2004 and held through March 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                        Expenses Paid
                                                       Beginning         Ending       During the Period*
                                                     Account Value   Account Value    October 1, 2004 to     Annualized
                                                       October 1,      March 31,          March 31,           Expense
                                                          2004            2005               2005              Ratio
Actual

CMA Arizona                                              $1,000        $1,005.40            $3.70               .74%
CMA California                                           $1,000        $1,005.90            $2.85               .57%
CMA Connecticut                                          $1,000        $1,005.20            $3.40               .68%
CMA Massachusetts                                        $1,000        $1,005.30            $3.55               .71%
CMA Michigan                                             $1,000        $1,005.50            $3.55               .71%
CMA New Jersey                                           $1,000        $1,005.60            $3.15               .63%
CMA New York                                             $1,000        $1,005.80            $2.90               .58%
CMA North Carolina                                       $1,000        $1,005.10            $3.60               .72%
CMA Ohio                                                 $1,000        $1,005.30            $3.50               .70%
CMA Pennsylvania                                         $1,000        $1,005.50            $3.45               .69%

Hypothetical (5% annual return before expenses)**

CMA Arizona                                              $1,000        $1,021.24            $3.73               .74%
CMA California                                           $1,000        $1,022.09            $2.87               .57%
CMA Connecticut                                          $1,000        $1,021.54            $3.43               .68%
CMA Massachusetts                                        $1,000        $1,021.39            $3.58               .71%
CMA Michigan                                             $1,000        $1,021.39            $3.58               .71%
CMA New Jersey                                           $1,000        $1,021.79            $3.18               .63%
CMA New York                                             $1,000        $1,022.04            $2.92               .58%
CMA North Carolina                                       $1,000        $1,021.34            $3.63               .72%
CMA Ohio                                                 $1,000        $1,021.44            $3.53               .70%
CMA Pennsylvania                                         $1,000        $1,021.49            $3.48               .69%

 * Expenses for each Fund are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments                                              CMA Arizona Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
Arizona--98.7%

       $ 8,000   Arizona School District, TAN, Financing Program, COP, 3% due 7/30/2005                          $    8,037

         3,110   Arizona School Facilities Board, COP, Refunding, ROCS, VRDN, Series II-R-7001, 2.16%
                 due 9/01/2017 (d)(g)                                                                                 3,110

         5,270   Arizona School Facilities Board, Revenue Refunding Bonds, PUTTERS, VRDN, Series 483, 2.16%
                 due 7/01/2012 (a)(d)                                                                                 5,270

                 Arizona State Transportation Board, Excise Tax Revenue Bonds (Maricopa County Regional
                 Area Road Fund):
         1,500       5% due 7/01/2005                                                                                 1,513
         4,980       5.75% due 7/01/2005                                                                              5,029

                 Arizona Tourism and Sports Authority, Tax Revenue Bonds (b)(d):
         5,250       PUTTERS, VRDN, Series 690, 2.16% due 7/01/2011                                                   5,250
         2,505       ROCS, VRDN, Series II-R-2134, 2.16% due 7/01/2021                                                2,505

         2,100   Avondale, Arizona, IDA, IDR, Refunding (National Health Investors), VRDN, 2.35% due
                 12/01/2014 (d)                                                                                       2,100

         2,200   Casa Grande, Arizona, IDA, IDR (Price Companies Inc. Project), VRDN, AMT, Series A, 2.20%
                 due 12/01/2017 (d)                                                                                   2,200

         1,100   Chandler, Arizona, IDA, IDR (Red Rock Stamping Company Project), VRDN, AMT, 2.25% due
                 2/01/2020 (d)                                                                                        1,100

         8,000   Cochise County, Arizona, Pollution Control Corporation, Solid Waste Disposal Revenue Bonds
                 (Arizona Electric Power Co-Operative Inc. Project), AMT, 2.30% due 9/01/2024 (d)                     8,000

                 Coconino County, Arizona, Pollution Control Corporation Revenue Bonds, VRDN, AMT (d):
           600       (Arizona Public Service Co.--Navajo Project), Series A, 2.23% due 10/01/2029                       600
         1,500       (Arizona Public Service Co. Project), 2.25% due 11/01/2033                                       1,500

         7,000   Maricopa County, Arizona, IDA, Health Facilities Revenue Bonds, PUTTERS, VRDN, Series 420,
                 2.18% due 1/01/2010 (d)                                                                              7,000

         4,865   Maricopa County, Arizona, IDA, IDR (Trans-Matic Manufacturing Production Project), VRDN,
                 AMT, 2.19% due 10/01/2026 (d)                                                                        4,865

                 Maricopa County, Arizona, IDA, M/F Housing Revenue Refunding Bonds, VRDN, AMT (d)(e):
         2,540       (Las Gardenias Apartments LP Project), Series A, 2.15% due 4/15/2033                             2,540
         3,600       (San Martin Apartments Project), Series A-1, 2.15% due 6/15/2035                                 3,600
         4,000       (San Remo Apartments Project), 2.15% due 9/15/2035                                               4,000
         6,300       (Villas Solanas Apartments), Series A, 2.15% due 11/15/2032                                      6,300

                 Maricopa County, Arizona, IDA, S/F Mortgage Revenue Bonds (d):
        13,465       FLOATS, VRDN, AMT, Series 707, 2.22% due 12/01/2036                                             13,465
         5,604       Series A, 2.631% due 8/01/2006                                                                   5,604

         5,000   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien Wastewater System, Revenue
                 Refunding Bonds, VRDN, Series A, 2.25% due 7/01/2023 (b)(d)                                          5,000
                 Phoenix, Arizona, IDA, M/F Housing Revenue Bonds, VRDN (d):
         1,000       (Bell Square Apartments Project), 2.40% due 6/01/2025                                            1,000
         8,420       (Mariners Pointe Apartments Project), AMT, Series A, 2.45% due 10/01/2023                        8,420


Portfolio Abbreviations


ACES (SM)  Adjustable Convertible Extendible Securities
AMT        Alternative Minimum Tax (subject to)
ARCS       Auction Rate Certificates
BAN        Bond Anticipation Notes
COP        Certificates of Participation
CP         Commercial Paper
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
EDR        Economic Development Revenue Bonds
FLOATS     Floating Rate Securities
GAN        Grant Anticipation Notes
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
MERLOTS    Municipal Extendable Receipt Liquidity Option
           Tender Securities
M/F        Multi-Family
MSTR       Municipal Securities Trust Receipts
PCR        Pollution Control Revenue Bonds
PUTTERS    Puttable Tax-Exempt Receipts
RAN        Revenue Anticipation Notes
ROCS       Reset Option Certificates
SAN        State Aid Notes
S/F        Single-Family
TAN        Tax Anticipation Notes
TEAMS      Tax-Exempt Adjustable Municipal Securities
TRAN       Tax Revenue Anticipation Notes
VRDN       Variable Rate Demand Notes



CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments (concluded)                                  CMA Arizona Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
Arizona (concluded)

                 Phoenix, Arizona, IDA, M/F Housing Revenue Refunding Bonds, VRDN (d):
       $ 4,000       (Paradise Lakes Apartments Project), 2.40% due 7/01/2025                                    $    4,000
         3,395       (Westward Housing Apartments Project), AMT, Series A, 2.22% due 4/01/2033                        3,395

                 Phoenix, Arizona, IDA, Revenue Bonds, AMT:
         5,170       (Leggett & Platt Inc. Project), VRDN, 2.17% due 7/01/2029 (d)                                    5,170
         1,000       (Safeway Inc. Ice Cream Plant Project), 1.70% due 4/01/2005                                      1,000
         2,915       (Swift Aviation Services Inc. Project), VRDN, 2.31% due 7/01/2024 (d)                            2,915

         8,187   Phoenix, Arizona, IDA, S/F Mortgage Revenue Bonds, AMT, Series A, 2.728% due 7/01/2005               8,187

         2,895   Pima County, Arizona, GO, 5% due 7/01/2005 (f)                                                       2,920

         1,500   Pima County, Arizona, IDA, IDR, Refunding (Brush Wellman Inc. Project), VRDN, 2.20% due
                 9/01/2009 (d)                                                                                        1,500

         4,770   Pima County, Arizona, IDA, Revenue Bonds (Lease Purchase), VRDN, 2.25% due 6/01/2007 (d)             4,770

         1,055   Pima County, Arizona, IDA, S/F Mortgage Revenue Bonds, VRDN, 2.82% due 2/04/2012 (d)                 1,055

         3,100   Special Fund of Industrial Arizona, CP, 2.40% due 4/05/2005                                          3,100

         3,000   Sun Devil Energy Center LLC, Arizona, Revenue Bonds (Arizona State University Project),
                 VRDN, 2.30% due 7/01/2030 (d)(g)                                                                     3,000

         2,260   Tucson, Arizona, IDA, IDR (Fluoresco Old Nogales Project), VRDN, AMT, 2.25% due 8/01/2025 (d)        2,260

         3,590   Tucson, Arizona, IDA, Revenue Bonds (United Way Capital Corporation Project), VRDN, 2.32%
                 due 6/01/2021 (d)                                                                                    3,590
                 University of Arizona, COP, VRDN (a)(d):
         1,100       (Main Campus & Research), Series A, 2.25% due 6/01/2025                                          1,100
           400       Series B, 2.28% due 6/01/2031                                                                      400
         4,015       Series RR-II-R-243, 2.16% due 6/01/2015                                                          4,015

         6,500   Verrado Western Overlay Community Facilities District, Arizona, GO, VRDN, 2.36% due
                 7/01/2029 (d)                                                                                        6,500


Puerto Rico--0.9%

         1,490   Puerto Rico Public Finance Corporation Revenue Bonds, FLOATS, VRDN, Series 911, 2.14%
                 due 8/01/2026 (c)(d)                                                                                 1,490

                 Total Investments (Cost--$168,375*)--99.6%                                                         168,375
                 Other Assets Less Liabilities--0.4%                                                                    608
                                                                                                                 ----------
                 Net Assets--100.0%                                                                              $  168,983
                                                                                                                 ==========

(a) AMBAC Insured.

(b) MBIA Insured.

(c) CIFG Insured.

(d) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(e) FNMA Collateralized.

(f) FSA Insured.

(g) FGIC Insured.

  * Cost for federal income tax purposes.

    See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments                                           CMA California Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
California--96.5%

       $ 6,495   ABN Amro Munitops Certificates Trust, California, GO, Refunding, VRDN, Series 2003-1, 2.31%
                 due 2/01/2010 (a)(d)                                                                            $    6,495

                 ABN Amro Munitops Certificates Trust, VRDN (a):
        10,045       GO, Series 2003-9, 2.17% due 9/01/2011 (b)                                                      10,045
        16,912       Series 1998-17, 2.31% due 7/05/2006 (c)                                                         16,912
         5,000       Series 1998-25, 2.31% due 7/05/2006 (c)                                                          5,000
         5,373       Series 1999-7, 2.31% due 7/04/2007 (b)                                                           5,373

        10,000   Abag Finance Authority For Non-Profit Corporations, California, Lease Revenue Bonds,
                 Pass-Thru Obligations, VRDN, Series A, 2.18% due 7/01/2008 (a)                                      10,000

         9,995   Abag Finance Authority For Non-Profit Corporations, California, M/F Revenue Bonds (Southport
                 Apartments), VRDN, Series A, 2.16% due 1/15/2036 (a)(f)                                              9,995

        12,000   Alameda-Contra Costa, California, Transit District, RAN, 3% due 7/07/2005                           12,045

        15,000   Auburn, California, Union School District, COP, Refunding, VRDN, 2.08% due 12/01/2032 (a)(e)        15,000

        15,745   Bakersfield, California, Hospital Revenue Refunding Bonds, FLOATS, VRDN, Series 788, 2.17%
                 due 3/01/2019 (a)(b)                                                                                15,745

                 California Educational Facilities Authority Revenue Bonds, VRDN (a):
        10,500       (Life Chiropractic College), 2.14% due 1/01/2025                                                10,500
         1,445       (Pepperdine University), Series B, 2.12% due 11/01/2029                                          1,445

                 California HFA, M/F Housing Revenue Bonds, VRDN, AMT (a):
         7,300       Series A, 2.29% due 2/01/2035                                                                    7,300
        41,700       Series C, 2.35% due 2/01/2033                                                                   41,700

                 California Health Facilities Financing Authority Revenue Bonds, FLOATS (a)(b):
        19,271       Series 591, 2.17% due 3/01/2014                                                                 19,271
        25,320       Series 592, 2.17% due 3/01/2021                                                                 25,320

         6,000   California Health Facilities Financing Authority Revenue Bonds (Northern California
                 Presbyterian Homes and Services, Inc. Project), VRDN, 2.11% due 7/01/2034 (a)                        6,000

                 California Infrastructure and Economic Development Bank, Revenue Refunding Bonds, VRDN (a):
         3,895       (Guided Discoveries Inc. Project), 2.12% due 6/01/2032                                           3,895
        33,900       (Independent Systems Operator Corporation Project), Series C, 2.25% due 4/01/2009 (b)           33,900
        17,000       (J. Paul Getty Trust), Series B, 2.25% due 2/02/2006                                            17,000

         5,600   California Pollution Control Financing Authority, Environmental Improvement Revenue Bonds
                 (Atlantic Richfield Co. Project), VRDN, AMT, 2.28% due 12/01/2032 (a)                                5,600
                 California Pollution Control Financing Authority, PCR, Refunding (Pacific Gas and Electric),
                 VRDN (a):
        83,050       AMT, Series B, 2.24% due 11/01/2026                                                             83,050
        56,035       Series C, 2.21% due 11/01/2026                                                                  56,035
        16,575       Series E, 2.18% due 11/01/2026                                                                  16,575
         9,100       Series F, 2.18% due 11/01/2026                                                                   9,100

        10,000   California Pollution Control Financing Authority, PCR, Refunding Bonds, PUTTERS, VRDN, AMT,
                 Series 475, 1.85% due 6/01/2006 (a)(c)                                                              10,000

        28,150   California Pollution Control Financing Authority, Resource Recovery Revenue Bonds (Atlantic
                 Richfield Co. Project), VRDN, Series A, 2.31% due 12/01/2024 (a)                                    28,150

        80,000   California School Cash Reserve Program Authority, Pooled Revenue Bonds, Series A, 3% due
                 7/06/2005 (d)                                                                                       80,292

                 California State Department of Water Resources, Power Supply Revenue Bonds, VRDN (a):
         5,845       Series B-2, 2.30% due 5/01/2022                                                                  5,845
        21,300       Series C-1, 2.10% due 5/01/2022                                                                 21,300
        20,000       Series C-4, 2.15% due 5/01/2022                                                                 20,000
        55,200       Series C-13, 2.11% due 5/01/2022 (e)                                                            55,200

                 California State Economic Recovery, GO, FLOATS, VRDN (a):
         9,835       Series 927, 2.15% due 7/01/2013 (b)                                                              9,835
         7,140       Series 1041, 2.14% due 7/01/2012 (b)                                                             7,140
        17,500       Series L27, 2.31% due 7/01/2017                                                                 17,500


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments (continued)                               CMA California Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
California (continued)

                 California State Economic Recovery Revenue Bonds, VRDN (a):
       $ 8,000       FLOATS, Series L20J, 2.31% due 7/01/2005                                                    $    8,000
        13,000       Series C-1, 2.30% due 7/01/2023                                                                 13,000
         9,300       Series C-4, 2.17% due 7/01/2023                                                                  9,300
        13,800       Series C-6, 2.20% due 7/01/2023                                                                 13,800

                 California State, GO, MERLOTS, VRDN (a):
         9,810       Series B-45, 2.32% due 10/01/2029                                                                9,810
         9,395       Series C26, 2.32% due 11/01/2029 (e)                                                             9,395

                 California State, GO, MSTR, VRDN (a):
         8,555       Series SGA-7, 2.26% due 9/01/2018 (e)                                                            8,555
         9,600       Series SGA-39, 2.26% due 6/01/2014 (b)                                                           9,600
         2,990       Series SGA-40, 2.26% due 6/01/2013 (c)                                                           2,990
         9,370       Series SGA-72, 2.26% due 6/01/2017 (c)                                                           9,370

                 California State, GO, Refunding, VRDN (a):
         9,055       MERLOTS, Series A-17, 2.32% due 2/01/2018 (d)                                                    9,055
         3,115       MERLOTS, Series A-47, 2.32% due 2/01/2011 (b)                                                    3,115
         3,250       MSTR, Series SGA-119, 2.23% due 9/01/2028 (c)                                                    3,250
         3,800       MSTR, Series SGA-135, 2.23% due 12/01/2030 (d)                                                   3,800
         5,235       PUTTERS, Series 806, 2.31% due 3/01/2013 (b)                                                     5,235

         4,900   California State Public Works Board, Lease Revenue Bonds, PUTTERS, VRDN, Series 609,
                 2.15% due 11/01/2012 (a)(c)                                                                          4,900

                 California State, RAN:
        35,000       Series A, 3% due 6/30/2005                                                                      35,109
        50,000       Series B, 4.50% due 6/30/2005                                                                   50,326

        25,000   California Statewide Communities Development Authority, COP, Refunding, FLOATS, VRDN,
                 Series 909, 2.14% due 8/15/2023 (a)(b)                                                              25,000

        14,000   California Statewide Communities Development Authority, CP, 1.95% due 4/08/2005                     14,000

                 California Statewide Communities Development Authority, M/F Housing Revenue Bonds,
                 VRDN, AMT (a):
        10,000       (Canyon Creek Apartments), Series C, 2.35% due 6/15/2025 (f)                                    10,000
         6,420       (Hallmark Housing Apartments), Series ZZ, 2.16% due 12/15/2036 (f)                               6,420
         6,700       (Hermosa Vista Apartments), Series XX, 2.16% due 5/15/2036 (f)                                   6,700
         4,200       (Kimberly Woods), Series B, 2.35% due 6/15/2025 (f)                                              4,200
        13,205       (Knolls at Green Valley), Series FF, 2.16% due 7/15/2036 (f)                                    13,205
        15,100       (Oakmont Chino Hills), Series P, 2.16% due 6/01/2036                                            15,100
         5,335       (Second Street Senior Apartments), Series TT, 2.16% due 12/15/2036 (f)                           5,335
         7,300       (Vineyard Creek LP), Series W, 2.16% due 12/01/2036                                              7,300

                 California Statewide Communities Development Authority Revenue Bonds:
        11,400       (Kaiser Permanente), VRDN, Series A, 2.31% due 10/01/2013 (a)                                   11,400
        17,000       (Kaiser Permanente), VRDN, Series B, 2.31% due 11/01/2030 (a)                                   17,000
        30,000       FLOATS, VRDN, Series L39, 2.31% due 7/29/2005 (a)                                               30,000
        16,260       TRAN, Series B-1, 3.50% due 7/29/2005 (e)                                                       16,361
         8,300       VRDN, Series L, 2.31% due 4/01/2038 (a)                                                          8,300
        14,000       VRDN, Series M, 2.31% due 4/01/2038 (a)                                                         14,000

        15,950   California Statewide Communities Development Authority, Solid Waste Facilities Revenue
                 Bonds (Chevron U.S.A. Inc. Project), VRDN, AMT, 2.23% due 12/15/2024 (a)                            15,950

        24,000   California Statewide Communities Development Authority, TRAN, Series A-1, 3% due 6/30/2005 (e)      24,083

        20,000   Carlsbad, California, M/F Housing Revenue Bonds (The Greens Apartments), VRDN, AMT, Series A,
                 2.15% due 6/01/2046 (a)                                                                             20,000

         5,460   Ceres, California, Unified School District, GO, TRAN, 3% due 6/30/2005                               5,479

         8,324   Clipper Tax-Exempt Trust, COP, VRDN, AMT, Series 98-9, 2.38% due 6/01/2005 (a)                       8,324

         7,155   Contra Costa, California, Water District Water Revenue Refunding Bonds, FLOATS, VRDN,
                 Series 850, 2.14% due 10/01/2019 (a)(e)                                                              7,155


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments (continued)                               CMA California Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
California (continued)

       $14,500   Contra Costa County, California, M/F Housing Revenue Bonds (Creekview Apartments),
                 VRDN, AMT, Series B, 2.16% due 7/01/2036 (a)(h)                                                 $   14,500

         8,200   Cupertino, California, Union School District, GO, TRAN, 3% due 6/30/2005                             8,228

         5,800   Dublin, California, M/F Housing Authority Revenue Bonds (Park Sierra), VRDN, AMT,
                 Series A, 2.33% due 6/01/2028 (a)                                                                    5,800

        21,000   Eagle Tax-Exempt, California Infrastructure and Economic Development Bank Revenue Bonds,
                 VRDN, Series 2003-0042, Class A, 2.15% due 7/01/2037 (a)(d)                                         21,000

        18,320   Eagle Tax-Exempt Trust, California State Department of Water Resources, Power Supply Revenue
                 Bonds, VRDN, Series 2002-6017, Class A, 2.15% due 5/01/2018 (a)(d)                                  18,320

        29,700   Eagle Tax-Exempt Trust, California, VRDN, Series 2000-0501, Class A, 2.16% due 10/01/2028 (a)       29,700

         4,800   Eagle Tax-Exempt Trust, Los Angeles, California, Unified School District, GO, VRDN,
                 Series 2003-0043, Class A, 2.15% due 1/01/2028 (a)(b)                                                4,800

         2,445   Eagle Tax-Exempt Trust, University of California, Revenue Refunding Bonds, Series 2005-0006,
                 Class A, 2.15% due 5/15/2033 (a)(d)                                                                  2,445

         2,535   East Bay, California, Municipal Utility District, Water System Revenue Refunding Bonds, ROCS,
                 Series RR-II-R-2073, 2.15% due 6/01/2019 (a)(b)                                                      2,535

         8,955   Fresno, California, Airport Revenue Bonds, MERLOTS, VRDN, AMT, Series B2, 2.37% due
                 7/01/2030 (a)(c)(e)                                                                                  8,955

         4,685   Fresno, California, Water System Revenue Refunding Bonds, MSTR, VRDN, Series SGA 76, 2.26%
                 due 6/01/2024 (a)(c)                                                                                 4,685

         2,000   Fontana, California, Public Financing Authority, Tax Allocation Revenue Refunding Bonds,
                 PUTTERS, VRDN, Series 707, 2.15% due 4/01/2013 (a)(d)                                                2,000

        13,806   Glendale, California, Hospital Revenue Refunding Bonds, FLOATS, VRDN, Series 590, 2.17%
                 due 3/01/2014 (a)(b)                                                                                13,806

         6,620   Highland, California, Redevelopment Agency, M/F Housing Revenue Bonds (Jeffrey Court
                 Senior Apartments), VRDN, AMT, 2.15% due 3/01/2028 (a)                                               6,620

        19,430   Loma Linda, California, M/F Housing Revenue Refunding Bonds (Loma Linda Springs), VRDN,
                 AMT, 2.15% due 12/15/2031 (a)(f)                                                                    19,430

         1,800   Long Beach, California, Harbor Revenue Bonds, PUTTERS, VRDN, AMT, Series 730, 2.17% due
                 11/15/2012 (a)(b)                                                                                    1,800

        25,875   Los Angeles, California, Community Redevelopment Agency, M/F Housing Revenue Bonds
                 (Wilshire Station Apartments Project), VRDN, AMT, Series A, 2.25% due 10/15/2038 (a)(f)             25,875

        30,000   Los Angeles, California, Convention and Exhibition Center Authority, Lease Revenue Refunding
                 Bonds, VRDN, Series 2003-B through Series D, 2.25% due 8/15/2021 (a)(d)                             30,000

         3,000   Los Angeles, California, Department of Airports, Airport Municipal Trust Revenue Bonds,
                 FLOATS, VRDN, Series SG 61, 2.17% due 5/15/2020 (a)(c)                                               3,000

         3,120   Los Angeles, California, Department of Water and Power, Waterworks Revenue Refunding Bonds,
                 MERLOTS, VRDN, Series A24, 2.32% due 7/01/2030 (a)(b)                                                3,120

         5,000   Los Angeles, California, Harbor Department Revenue Bonds, FLOATS, VRDN, Series SG-59, 2.17%
                 due 8/01/2026 (a)(b)                                                                                 5,000

        22,420   Los Angeles, California, S/F Home Mortgage Revenue Bonds, 2.716% due 10/01/2005 (a)                 22,420

                 Los Angeles, California, Unified School District, GO, VRDN (a):
        18,388       FLOATS, Series 924, 2.14% due 7/01/2023 (e)                                                     18,388
         4,980       MERLOTS, Series B12, 2.32% due 1/01/2027 (b)                                                     4,980

        20,000   Los Angeles, California, Wastewater System, Subordinate Revenue Refunding Bonds, Series B,
                 VRDN, 2.15% due 12/14/2005 (a)(c)                                                                   20,000

                 Los Angeles, California, Water and Power Revenue Refunding Bonds (a):
         6,845       ROCS, Series II-R-4510, 2.15% due 7/01/2021 (b)                                                  6,845
        36,390       VRDN, Sub-Series B-3, 2.23% due 7/01/2034                                                       36,390

                 Los Angeles County, California, Capital Asset Leasing Corporation, CP:
         9,300       1.93% due 4/14/2005                                                                              9,300
         4,500       2.01% due 5/02/2005                                                                              4,500
        18,030       2.06% due 5/12/2005                                                                             18,030


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments (continued)                               CMA California Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
California (continued)

       $13,100   Los Angeles County, California, Housing Authority, M/F Housing Revenue Bonds (Park Sierra),
                 VRDN, Series A, 2.10% due 9/01/2030 (a)(h)                                                      $   13,100

         1,000   Los Angeles County, California, Housing Authority, M/F Housing Revenue Refunding Bonds
                 (Malibu Meadows II), VRDN, Series C, 2.12% due 4/15/2028 (a)(f)                                      1,000

                 Los Angeles County, California, Metropolitan Transportation Authority, Revenue Refunding
                 Bonds, MSTR, VRDN (a)(e):
        40,000       Series SGB 1, 2.15% due 7/01/2025                                                               40,000
        40,850       Series SGB 2, 2.15% due 7/01/2021                                                               40,850

        41,100   Los Angeles County, California, TRAN, Series A, 3% due 6/30/2005                                    41,241

        20,000   Metropolitan Water District of Southern California, Revenue Refunding Bonds, VRDN,
                 Series B-1, 2.09% due 7/01/2020 (a)                                                                 20,000

        20,000   Milpitas, California, M/F Housing Revenue Bonds (Crossing at Montague), VRDN, AMT, Series A,
                 2.16% due 8/15/2033 (a)(f)                                                                          20,000

         7,435   Monrovia, California, Unified School District, GO, MSTR, VRDN, Series SGA 70, 2.26% due
                 8/01/2022 (a)(b)                                                                                     7,435

        24,550   Municipal Securities Trust Certificates, California, GO, VRDN, Series 2000-97, Class A, 2.26%
                 due 9/01/2016 (a)(c)                                                                                24,550

                 Newport Beach, California, Revenue Bonds (Hoag Memorial Presbyterian Hospital), VRDN (a):
        12,500       Series A, 2.28% due 12/01/2029                                                                  12,500
        20,000       Series C, 2.28% due 12/01/2029                                                                  20,000

         2,450   Oakland, California, Sewer Revenue Bonds, PUTTERS, VRDN, Series 631, 2.15% due 6/15/2022 (a)(e)      2,450

         5,230   Petaluma, California, City Joint Union High School District, GO, TRAN, 3% due 6/30/2005              5,248

         6,375   Pittsburg, California, Redevelopment Agency, Tax Allocation Refunding Bonds, ROCS,
                 Series RR-II-R-2070, 2.15% due 8/01/2020 (a)(b)                                                      6,375

         5,000   Placentia, California, GO, TRAN, 3% due 6/30/2005                                                    5,015

        13,570   Port Oakland, California, Port Revenue Bonds, MSTR, VRDN, Series SG 112, 2.17% due
                 11/01/2025 (a)                                                                                      13,570

        15,915   Port Oakland, California, Revenue Refunding Bonds, MERLOTS, VRDN, AMT, Series B-36, 2.37%
                 due 11/01/2021 (a)(c)                                                                               15,915

         7,500   Ramona, California, Unified School District, COP (2004 School Facility Funding Program),
                 VRDN, 2.10% due 5/01/2029 (a)(d)                                                                     7,500

         9,400   Rescue, California, Union School District, COP, VRDN, 2.09% due 10/01/2025 (a)(e)                    9,400

         3,300   Riverside County, California, IDA, IDR (Universal Forest Products), VRDN, AMT, 2.19%
                 due 8/01/2029 (a)                                                                                    3,300

                 Sacramento, California, Housing Authority, M/F Housing Revenue Bonds, VRDN, AMT (a):
        12,000       (Greenfair Apartments), Series G, 2.21% due 12/01/2030                                          12,000
        15,490       (Lofts at Natomas Apartments), Series F, 2.16% due 4/15/2036 (f)                                15,490

         2,095   Sacramento, California, Municipal Utility District, Electric Revenue Bonds, PUTTERS, VRDN,
                 Series 591, 2.15% due 8/15/2011 (a)(b)                                                               2,095

        12,910   Sacramento, California, Municipal Utility District, Electric Revenue Refunding Bonds, FLOATS,
                 VRDN, Series 748, 2.14% due 8/15/2028 (a)(e)                                                        12,910

         6,300   Sacramento County, California, COP, ROCS, Series II-R-5007, 2.15% due 12/01/2023 (a)(d)              6,300

        55,000   Sacramento County, California, TRAN, Series A, 3% due 7/11/2005                                     55,204

         7,000   San Diego, California, Sewer Revenue Bonds, FLOATS, VRDN, Series SG 14, 2.14% due 5/15/2020 (a)      7,000

                 San Diego, California, Unified Port District, CP:
         5,000       2% due 5/04/2005                                                                                 5,000
        22,134       2% due 6/01/2005                                                                                22,134
        20,160       1.98% due 6/06/2005                                                                             20,160

                 San Diego, California, Unified School District, GO, FLOATS, VRDN (a)(b):
         6,275       Series 964 D, 2.14% due 7/01/2025                                                                6,275
         7,665       Series 965, 2.14% due 7/01/2024                                                                  7,665


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments (concluded)                               CMA California Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
California (concluded)

                 San Diego County and School District, GO, TRAN:
       $ 44,315      3.25% due 7/25/2005                                                                         $   44,541
         46,300      Series A, 3.25% due 7/25/2005                                                                   46,540

         6,240   San Diego County, California, COP (San Diego Jewish Academy), VRDN, 2.15% due 12/01/2028 (a)         6,240

                 San Francisco, California, City and County Airport Commission, International Airport
                 Revenue Bonds, MSTR, VRDN (a):
         7,705       AMT, Series SGA-56, 2.32% due 5/01/2026 (b)                                                      7,705
        28,005       Series SG-115, 2.20% due 5/01/2020                                                              28,005
        16,555       Series SG-116, 2.20% due 5/01/2026                                                              16,555

         5,565   San Joaquin County, California, COP, ROCS, Series II-R-2030, 2.15% due 4/01/2020 (a)(b)              5,565

         2,660   San Jose, California, Airport Revenue Refunding Bonds, ROCS, Series II-R-2004, 2.15% due
                 3/01/2016 (a)(e)                                                                                     2,660

                 San Jose, California, M/F Housing Revenue Bonds, VRDN (a):
        12,000       (Carlton Homes), AMT, Series A, 2.15% due 10/15/2032                                            12,000
        26,400       (Siena Renaissance Square Apartments), 2.16% due 12/01/2029                                     26,400

         9,935   Santa Clara, California, Electric Revenue Refunding Bonds, MSTR, VRDN, Series SGA-75,
                 2.26% due 7/01/2027 (a)(d)                                                                           9,935

         3,155   Shafter, California, IDA, IDR (Building Materials Manufacturing Corporation Project), VRDN,
                 AMT, 2.30% due 6/01/2029 (a)                                                                         3,155

                 Simi Valley, California, M/F Housing Revenue Bonds, VRDN (a):
        12,500       (Parker Ranch Project), AMT, Series A, 2.16% due 7/15/2036 (f)                                  12,500
        12,000       (Shadowridge Apartments), 2.35% due 9/01/2019                                                   12,000

         5,000   Sunnyvale, California, School District, GO, TRAN, 3% due 6/30/2005                                   5,017

         2,650   University of California Revenue Bonds, ROCS, Series II-R-3007, 2.15% due 9/01/2020 (a)(e)           2,650

         9,200   Upland, California, Apartment Development Revenue Refunding Bonds (Mountain Springs--Issue A),
                 VRDN, 2.12% due 11/15/2028 (a)(f)                                                                    9,200

        14,950   Whittier, California, Revenue Refunding Bonds (Whittier College), VRDN, 2.21% due
                 12/01/2033 (a)(g)                                                                                   14,950


Puerto Rico--2.9%

         4,900   Municipal Securities Trust Certificates, Puerto Rico, Revenue Bonds, VRDN, Series 2000-107,
                 Class A, 2.23% due 5/19/2009 (a)(e)                                                                  4,900

         4,000   Puerto Rico Commonwealth, FLOATS, VRDN, Series PMD-8, 2.38% due 7/01/2026 (a)(b)                     4,000

         3,450   Puerto Rico Commonwealth, Highway and Transportation Authority, Transportation Revenue Bonds,
                 FLOATS, VRDN, Series PMD-9, 2.38% due 7/01/2026 (a)(e)                                               3,450

         3,035   Puerto Rico Electric Power Authority, Power Revenue Bonds, MSTR, VRDN, Series SGA 44, 2.23%
                 due 7/01/2023 (a)                                                                                    3,035

                 Puerto Rico Government Development Bank, CP:
        16,245       2% due 4/01/2005                                                                                16,245
        31,526       2.05% due 4/05/2005                                                                             31,526
         5,605       2.15% due 4/11/2005                                                                              5,605

                 Total Investments (Cost--$2,381,018*)--99.4%                                                     2,381,018
                 Other AssetsLess Liabilities--0.6%                                                                  14,408
                                                                                                                 ----------
                 Net Assets--100.0%                                                                              $2,395,426
                                                                                                                 ==========

(a) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(b) MBIA Insured.

(c) FGIC Insured.

(d) AMBAC Insured.

(e) FSA Insured.

(f) FNMA Collateralized.

(g) Radian Insured.

(h) FHLMC Collateralized.

  * Cost for federal income tax purposes.

    See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments                                          CMA Connecticut Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
Connecticut--83.7%

                 Bridgeport, Connecticut, GO, Refunding (d):
       $ 6,410       FLOATS, VRDN, Series 936, 2.12% due 9/15/2023 (c)                                           $    6,410
         2,865       ROCS, Series II-R-182, 2.14% due 8/15/2016 (b)                                                   2,865

        12,000   Brookfield, Connecticut, GO, BAN, 3% due 9/15/2005                                                  12,044

                 Connecticut State Development Authority, IDR,VRDN (d):
         3,240       (Cheshire CPL LLC), AMT, 2.34% due 12/01/2022                                                    3,240
         1,990       (Reflexite Corporation Project), Series A, 2.34% due 8/01/2013                                   1,990
         2,135       (Reflexite Corporation Project), Series B, 2.34% due 8/01/2013                                   2,135
         4,980       (Wyre Wynd Corporation Project), AMT, 2.30% due 12/01/2008                                       4,980

        10,300   Connecticut State Development Authority Revenue Bonds (Solid Waste Project--Rand-Whitney
                 Container Board), VRDN, AMT, 2.33% due 8/01/2023 (d)                                                10,300

                 Connecticut State Development Authority, Water Facilities Revenue Refunding Bonds
                 (Connecticut Water Company Project), VRDN, Series A (d):
         1,150       2.30% due 9/01/2028                                                                              1,150
         1,250       AMT, 2.35% due 7/01/2028                                                                         1,250

         6,725   Connecticut State, GO, PUTTERS, VRDN, Series 320, 2.13% due 11/15/2020 (d)                           6,725

         3,625   Connecticut State, GO, Refunding, FLOATERS, VRDN, Series 515, 2.15% due 12/15/2013 (d)               3,625

                 Connecticut State, HFA, Revenue Bonds (Housing Mortgage Finance Program),VRDN (d):
        21,700       AMT, Series D-3, 2.14% due 5/15/2033 (a)                                                        21,700
         7,700       AMT, Sub-Series A-4, 2.17% due 5/15/2035 (a)                                                     7,700
         8,418       Series D, 2.35% due 11/15/2024                                                                   8,418


        17,000   Connecticut State, HFA, Revenue Refunding Bonds, VRDN, AMT, Sub-Series B-4, 2.12% due
                 5/15/2032 (a)(d)                                                                                    17,000

                 Connecticut State Health and Educational Facilities Authority Revenue Bonds, VRDN (d):
         1,610       (Charlotte Hungerford), Series C, 2.14% due 7/01/2013                                            1,610
        10,000       FLOATS, Series 891, 2.18% due 7/01/2023 (b)                                                     10,000
         5,200       (Greater Hartford YMCA), Series A, 2.10% due 7/01/2032 (a)                                       5,200
         7,400       (Greenwich Boys and Girls Club), Series A, 2.15% due 7/01/2033                                   7,400
        12,675       (Hartford Hospital), Series B, 5.01% due 7/01/2031 (b)                                          12,675
        11,000       (Health Care Capital Asset), Series A-1, 2.30% due 7/01/2031                                    11,000
         7,400       (The Hotchkiss School), Series A, 2.11% due 7/01/2030                                            7,400
         8,005       (King & Low-Heywood Thomas School), Series A, 2.15% due 7/01/2033                                8,005
         5,275       (Klingberg Family Center), Series A, 2.14% due 7/01/2032                                         5,275
         7,000       (Lawrence & Memorial Hospital), Series E, 2.30% due 7/01/2034 (g)                                7,000
         3,355       (Middlesex Hospital), Series J, 2.10% due 7/01/2026                                              3,355
        44,300       (Quinnipiac University), Series F, 2.18% due 7/01/2031 (g)                                      44,300
         6,815       (Rectory School), Series A, 2.15% due 7/01/2030                                                  6,815
         2,765       (The Whitby School), Series A, 2.07% due 7/01/2021                                               2,765
         1,000       (Yale University), Series V-1, 2.21% due 7/01/2036                                               1,000
         3,900       (Yale University), Series V-2, 2.21% due 7/01/2036                                               3,900
         3,800       (Yale University), Series X-3, 2.24% due 7/01/2037                                               3,800

                 Connecticut State Health and Educational Facilities Authority, Revenue Refunding Bonds, VRDN (d):
         2,300       (Kent School Corporation), Series C, 2.30% due 7/01/2030 (e)                                     2,300
         5,000       (Kingswood-Oxford School), Series B, 2.07% due 7/01/2030                                         5,000

                 Connecticut State Health and Educational Facilities Authority (Yale University), CP:
        22,000       2% due 5/09/2005                                                                                22,000
        22,440       2.15% due 5/09/2005                                                                             22,440

         8,900   Connecticut State, IDA, New England Power, CP, 2.03% due 6/01/2005                                   8,900

         1,000   Connecticut State, LEARN Regional Education Service Center, BAN, 3.25% due 9/14/2005                 1,003

        10,300   Connecticut State Special Assessment Revenue Bonds, VRDN, 2.14% due 11/15/2020 (a)(d)               10,300

        25,100   Connecticut State Special Tax Obligation Revenue Bonds, Transportation Infrastructure,
                 VRDN, Series 1, 2.27% due 9/01/2020 (b)(d)                                                          25,100

         3,800   East Lyme, Connecticut, GO, Refunding, BAN, 2.75% due 7/21/2005                                      3,814

           800   Eastern Connecticut State Regional Educational Service Center, GO, BAN, 3.50% due 12/13/2005           805

        15,000   Fairfield, Connecticut, GO, BAN, 3% due 7/28/2005                                                   15,072


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments (concluded)                              CMA Connecticut Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
Connecticut (concluded)

       $21,645   Hartford, Connecticut, Redevelopment Agency, M/F Mortgage Revenue Refunding Bonds
                 (Underwood Tower Project), VRDN, 2.14% due 6/01/2020 (c)(d)                                     $   21,645

         6,785   Municipal Securities Trust Certificates Revenue Bonds, VRDN, AMT, Series 2001-128,
                 Class A, 2.23% due 3/30/2015 (b)(d)                                                                  6,785

         4,295   New Britain, Connecticut, GO, VRDN, 2.11% due 4/01/2013 (a)(d)                                       4,295

         3,710   New Canaan, Connecticut, Housing Authority Revenue Bonds (Village at Waveny Care Center),
                 VRDN, 2.28% due 1/01/2022 (d)                                                                        3,710

         4,890   North Canaan, Connecticut, Housing Authority Revenue Bonds (Geer Woods Project), VRDN, 2.10%
                 due 8/01/2031 (d)                                                                                    4,890

         8,645   Plainfield, Connecticut, GO, BAN, 2% due 4/14/2005                                                   8,648

        10,935   Seymour, Connecticut, GO, BAN, 2.75% due 8/17/2005                                                  10,983

         1,000   Southbury & Middlebury, Connecticut, Regional School District No. 15, GO, BAN, 3% due 8/12/2005      1,005

         3,270   Wethersfield, Connecticut, GO, BAN, 3% due 6/15/2005                                                 3,276


Puerto Rico--15.9%

         4,545   Municipal Securities Trust Certificates, Puerto Rico, Revenue Bonds, VRDN, Series 2000-107,
                 Class A, 2.23% due 5/19/2009 (c)(d)                                                                  4,545

        10,000   Puerto Rico Commonwealth, TRAN, 3% due 7/29/2005                                                    10,044

        19,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, MSTR, VRDN, Series SGA-43, 2.23%
                 due 7/01/2022 (e)(d)                                                                                19,000

                 Puerto Rico Government Development Bank, CP:
         9,200       2.05% due 4/05/2005                                                                              9,200
         4,000       2% due 4/13/2005                                                                                 4,000

                 Puerto Rico Public Buildings Authority, Revenue Refunding Bonds, FLOATS, VRDN (d)(f):
         5,859       Series 747D, 2.14% due 7/01/2017                                                                 5,859
         7,329       Series 787, 2.30% due 7/01/2036                                                                  7,329

        15,980   Puerto Rico Public Finance Corporation, FLOATS, VRDN, Series 705D, 2.30% due 8/01/2027 (a)(d)       15,980

         6,930   Puerto Rico Public Finance Corporation Revenue Bonds, FLOATS, VRDN, Series 911, 2.30%
                 due 8/01/2026 (d)(f)                                                                                 6,930

                 Total Investments (Cost--$517,890*)--99.6%                                                         517,890
                 Other Assets Less Liabilities--0.4%                                                                  1,875
                                                                                                                 ----------
                 Net Assets--100.0%                                                                              $  519,765
                                                                                                                 ==========

(a) AMBAC Insured.

(b) FGIC Insured.

(c) FSA Insured.

(d) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(e) MBIA Insured.

(f) CIFG Insured.

(g) Radian Insured.

  * Cost for federal income tax purposes.

    See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments                                        CMA Massachusetts Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
Massachusetts--97.8%

       $ 2,735   Amherst-Pelham, Massachusetts, Regional School District, GO, BAN, 3% due 9/16/2005              $    2,750

        10,000   Blackstone Valley, Massachusetts, Vocational Regional School District, GO, BAN, 3% due
                 7/15/2005                                                                                           10,034

           625   Boston, Massachusetts, Industrial Financing Authority, IDR (Acme Bookbinding Co.), AMT,
                 VRDN, 2.34% due 9/01/2006 (a)                                                                          625

         5,000   Boston, Massachusetts, Water and Sewer Commission Revenue Bonds, FLOATS, VRDN, Series SG-75,
                 2.14% due 11/01/2019 (a)                                                                             5,000

         3,986   Clipper Tax-Exempt Trust, VRDN, COP, Series 1998-8, 2.31% due 7/01/2007 (a)                          3,986

         6,015   Eagle Tax-Exempt Trust, Massachusetts State Special Obligation and Dedicated Tax Revenue
                 Bonds, VRDN, Series 2004-0025, Class A, 2.15% due 1/01/2029 (a)(d)                                   6,015

         5,630   Eagle Tax-Exempt Trust, Massachusetts, Water Revenue Bonds, VRDN, Series 2103, 2.15% due
                 12/01/2015 (a)                                                                                       5,630

         4,000   Gill-Montague, Massachusetts, Regional School District, GO, BAN, 2.75% due 7/29/2005                 4,014

         3,000   Hatfield, Massachusetts, GO, BAN, 2.75% due 7/29/2005                                                3,010

         8,000   Haverhill, Massachusetts, State Qualified, GO, BAN, 2.25% due 4/01/2005                              8,000

         2,300   King Philip Regional School District, Massachusetts, BAN, Lot A, 3.50% due 12/15/2005                2,320

         3,000   Massachusetts Bay Transportation Authority, Revenue Refunding Bonds, FLOATS, VRDN,
                 Series 431, 2.12% due 3/01/2028 (a)                                                                  3,000

         2,750   Massachusetts State Development Finance Agency, Assisted Living Facility Revenue Bonds
                 (Whalers Cove Project), VRDN, Series A, 2.16% due 9/01/2034 (a)                                      2,750

                 Massachusetts State Development Finance Agency, IDR, VRDN, AMT (a):
         2,600       (Cell Signaling Technology), 2.34% due 12/01/2010                                                2,600
         2,725       (Cleveland Motion Controls), 2.25% due 6/01/2021                                                 2,725
         3,360       (Concord Foods Issue), 2.34% due 4/01/2021                                                       3,360
         2,100       (Seafood Services Inc. Project), Series A, 2.35% due 12/01/2023                                  2,100
         3,985       (V&S Taunton Galvanizing), 2.25% due 12/01/2023                                                  3,985
         1,315       (Ward Hill Central Products Inc.), 2.25% due 8/01/2016                                           1,315

         5,155   Massachusetts State Development Finance Agency, M/F Housing Revenue Bonds (Midway Studios
                 Project), VRDN, AMT, Series A, 2.20% due 3/01/2034 (a)                                               5,155

                 Massachusetts State Development Finance Agency Revenue Bonds, VRDN (a):
         5,000       (Boston College HS Issue), 2.28% due 8/01/2033                                                   5,000
         3,510       (Brooksby Village Inc. Project), 2.14% due 7/01/2032                                             3,510
         2,100       (Fiba Technologies), AMT, 2.36% due 5/01/2023                                                    2,100
         4,925       (Lesley University), 2.16% due 7/01/2033                                                         4,925
         4,615       (New Bedford Waste Services), AMT, 2.21% due 6/01/2021                                           4,615
         2,000       (New Jewish High School Project), 2.28% due 6/01/2032                                            2,000
         3,250       (Saint Peter-Marian Issue), 2.30% due 10/01/2032                                                 3,250
         3,100       (Ursuline Academy Dedham), 2.10% due 5/01/2032                                                   3,100
         1,000       (Walnut Hill School District), 2.32% due 7/01/2032                                               1,000
         5,635       (Worcester YMCA Issue), 2.29% due 1/01/2031                                                      5,635
         3,130       (Xinetics Issue), AMT, 2.34% due 6/01/2021                                                       3,130

                 Massachusetts State Development Finance Agency, Revenue Refunding Bonds, VRDN (a):
         6,530       (Assumption College Project), Series A, 2.28% due 3/01/2032                                      6,530
         2,300       (Brandon Residential Treatment Center), 2.12% due 4/01/2028                                      2,300
         7,055       (Clark University), 2.32% due 10/01/2030 (c)                                                     7,055
         3,860       (Gordon College), 2.11% due 9/01/2032                                                            3,860
         4,000       (Marine Biological Lab), 2.11% due 2/01/2030                                                     4,000

         4,000   Massachusetts State Development Finance Agency, Senior Living Facilities Revenue Bonds
                 (New England Deaconess Association), VRDN, 2.14% due 6/01/2034 (a)                                   4,000

         3,500   Massachusetts State Development Finance Agency, Solid Waste Disposal Revenue Bonds
                 (Newark Group Project), VRDN, AMT, Series A, 2.34% due 7/01/2031 (a)                                 3,500

        12,000   Massachusetts State Development Finance Agency, Solid Waste Disposal Revenue Refunding Bonds
                 (Newark Group Project), VRDN, AMT, Series A, 2.34% due 7/01/2028 (a)                                12,000

         3,255   Massachusetts State, FLOATS, VRDN, Series SG-126, 2.14% due 8/01/2018 (a)                            3,255


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments (continued)                            CMA Massachusetts Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
Massachusetts (continued)

       $16,710   Massachusetts State, GO (Central Artery), VRDN, Series A, 2.24% due 12/01/2030 (a)              $   16,710

                 Massachusetts State, GO, Refunding, VRDN (a):
         1,445       FLOATS, Series 716D, 2.12% due 8/01/2018 (b)                                                     1,445
         7,000       FLOATS, Series 1015, 2.14% due 8/01/2021 (c)                                                     7,000
         6,465       PUTTERS, Series 340, 2.13% due 1/01/2017 (b)                                                     6,465
         4,995       ROCS, Series II-R-180, 2.15% due 11/01/2015 (d)                                                  4,995

         2,790   Massachusetts State, GO, VRDN, Series O, 2.15% due 11/01/2014 (a)                                    2,790

                 Massachusetts State Health and Educational Facilities Authority Revenue Bonds, VRDN (a):
         4,620       (Becker College), Series A-1, 2.14% due 7/01/2028                                                4,620
         6,100       (Sherrill House Inc.), Series A-1, 2.14% due 1/01/2032                                           6,100

                 Massachusetts State Industrial Finance Agency, Industrial Revenue Bonds, VRDN, AMT (a):
         2,130       (AFC Cable Systems Inc. Issue), 2.34% due 7/01/2016                                              2,130
         1,600       (BBB Esquire LLC), 2.17% due 12/01/2016                                                          1,600
         4,000       (Bodwell Project), 2.20% due 7/01/2017                                                           4,000
         3,600       (Constitution Project), 2.17% due 6/01/2018                                                      3,600
         1,215       (Garlock Printing Corp.), 2.34% due 12/01/2017                                                   1,215
         2,520       (Gem Group Inc. Issue), 2.34% due 7/01/2016                                                      2,520
         1,400       (Hazen Paper Company), 2.17% due 3/01/2008                                                       1,400
         1,460       (Insco Corporation Issue), 2.34% due 9/01/2008                                                   1,460
         1,415       (Lavigne), 2.34% due 8/01/2008                                                                   1,415
         1,650       (Mercer Paper Tube Corp.), 2.38% due 11/01/2011                                                  1,650
         2,500       (OCT Co. Inc. Project), 2.17% due 12/01/2017                                                     2,500
         2,000       (Tamasi Family Issue), 2.38% due 5/01/2013                                                       2,000
         2,125       (Telcom USA Inc. Issue), 2.34% due 8/01/2016                                                     2,125
         1,460       (Valkyrie Co. Inc.), 2.34% due 5/01/2013                                                         1,460

         1,890   Massachusetts State Industrial Finance Agency, Industrial Revenue Refunding Bonds
                 (New England Biolabs), VRDN, AMT, 2.20% due 3/01/2016 (a)                                            1,890

                 Massachusetts State Industrial Finance Agency Revenue Bonds, VRDN (a):
         1,535       (Heritage at Dartmouth), AMT, 2.19% due 12/01/2028                                               1,535
         1,283       (Lower Mills Association II L.P.), 2.17% due 12/01/2020                                          1,283

                 Massachusetts State Industrial Finance Agency, Revenue Refunding Bonds, VRDN (a):
         5,000       (Lightolier Inc. Project), 2.32% due 7/29/2010                                                   5,000
         2,675       (Mount Ida College Issue), 2.16% due 12/01/2027                                                  2,675

                 Massachusetts State Industrial Finance Agency, Solid Waste Disposal Revenue Bonds
                 (E.L. Harvey & Sons Inc.), VRDN, AMT (a):
         1,260       2.34% due 1/01/2011                                                                              1,260
         1,845       2.34% due 6/01/2013                                                                              1,845

         4,965   Massachusetts State Special Obligation and Dedicated Tax Revenue Bonds, MERLOTS, VRDN,
                 Series B19, 2.34% due 1/01/2028 (a)(d)                                                               4,965

         9,000   Massachusetts State Turnpike Authority, Metropolitan Highway System Revenue Bonds, FLOATS,
                 VRDN, Series SG-124, 2.14% due 1/01/2029 (a)(c)                                                      9,000

         9,600   Massachusetts State Turnpike Authority, Metropolitan Highway System Revenue Refunding Bonds,
                 FLOATS, VRDN, Series 334, 2.12% due 1/01/2037 (a)(b)                                                 9,600

         4,420   Massachusetts State Water Resources Authority, Revenue Refunding Bonds, FLOATS, VRDN,
                 Series 742D, 2.15% due 8/01/2019 (a)(e)                                                              4,420

         3,192   Mattapoisett, Massachusetts, GO, BAN, 3% due 9/01/2005                                               3,211

           340   Municipal Security Trust Certificates Revenue Bonds, AMT, Series 2001-155, VRDN, Class A,
                 2.32% due 4/28/2016 (a)(c)                                                                             340

                 Nashoba, Massachusetts, Regional School District, GO, BAN:
         2,143       3.50% due 9/02/2005                                                                              2,155
         2,130       2.50% due 9/14/2005                                                                              2,138

         5,053   North Adams, Massachusetts, GO, BAN, 3.50% due 2/24/2006                                             5,097

         2,500   Northborough, Massachusetts, GO, BAN, 3% due 10/28/2005                                              2,514


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments (concluded)                            CMA Massachusetts Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
Massachusetts (concluded)

       $ 2,070   Pembroke, Massachusetts, GO, BAN, 3% due 8/04/2005                                              $    2,080

         5,500   Spencer-East Brookfield, Massachusetts, Regional School District, GO, BAN, 2.25% due
                 5/13/2005                                                                                            5,505

         7,332   Springfield, Massachusetts, GO, BAN, 3% due 7/08/2005                                                7,356

                 University of Massachusetts Building Authority, Project Revenue Refunding Bonds, ROCS,
                 VRDN, Series II (a)(c):
         8,685       R-4522, 2.15% due 11/01/2020                                                                     8,685
         3,495       R-6016, 2.15% due 11/01/2015                                                                     3,495

         5,000   Worcester, Massachusetts, GO, BAN, 3% due 9/16/2005                                                  5,031

         4,000   Wrentham, Massachusetts, GO, BAN, 2.50% due 6/02/2005                                                4,005


Puerto Rico--1.7%

         5,858   Puerto Rico Public Buildings Authority, Revenue Refunding Bonds, FLOATS, VRDN, Series 747D,
                 2.14% due 7/01/2017 (a)(f)                                                                           5,858

                 Total Investments (Cost--$343,282*)--99.5%                                                         343,282
                 Other Assets Less Liabilities--0.5%                                                                  1,761
                                                                                                                 ----------
                 Net Assets--100.0%                                                                              $  345,043
                                                                                                                 ==========

(a) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features hich qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(b) MBIA Insured.

(c) AMBAC Insured.

(d) FGIC Insured.

(e) FSA Insured.

(f) CIFG Insured.

  * Cost for federal income tax purposes.

    See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments                                             CMA Michigan Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
Michigan--91.8%

       $ 5,000   ABN AMRO Munitops Certificates Trust, Michigan, Revenue Refunding Bonds, VRDN,
                 Series 2003-35, 2.32% due 10/15/2011 (b)(c)                                                     $    5,000

           935   Battle Creek, Michigan, Housing Corporation, Housing Revenue Bonds, VRDN, Series 1997-A,
                 2.18% due 2/01/2027 (c)                                                                                935

         2,575   Berrien County, Michigan, Economic Development Corporation Revenue Bonds (Arlington Corp.
                 Project), VRDN, AMT, 2.25% due 9/01/2016 (c)                                                         2,575

         2,700   Bryon Center, Michigan, Public Schools, GO, Refunding, 5.875% due 5/01/2005 (b)(h)                   2,738

         1,000   Chelsea, Michigan, School District, GO, 5.875% due 5/01/2005 (f)(h)                                  1,057

         6,130   Clarkston, Michigan, Community Schools, GO, ROCS, VRDN, Series II-R-4519, 1.70% due 5/01/2022 (c)    6,130

         1,125   Detriot, Michigan, Capital Improvement, GO, Refunding, Series B, 2% due 4/01/2005 (a)                1,125

         3,050   Detriot, Michigan, Capital Improvement, GO, Series A, 5% due 4/01/2005 (b)                           3,050

                 Detroit, Michigan, City School District, VRDN (c):
         1,745       GO, PUTTERS, Series 388, 2.16% due 5/01/2011 (f)                                                 1,745
         4,990       MERLOTS, Series A113, 1.80% due 5/01/2029                                                        4,990

        12,050   Detroit, Michigan, MERLOTS, VRDN, Series A115, 1.80% due 4/01/2019 (c)                              12,050

         2,495   Detroit, Michigan, Sewage Disposal System, Revenue Refunding Bonds, MERLOTS, VRDN,
                 Series B-02, 2.35% due 7/01/2028 (a)(c)                                                              2,495

         2,075   Detroit, Michigan, Sewer Disposal Revenue Bonds, ROCS, VRDN, Series II-R-4014, 2.16% due
                 7/01/2025 (a)(c)                                                                                     2,075

         8,940   Eagle Tax-Exempt Trust, Grand Rapids Michigan, Sanitation Sewer System, VRDN, Series A, 2.32%
                 due 1/01/2022 (c)                                                                                    8,940

         1,280   Ferndale, Michigan, GO, Refunding, 3.50% due 4/01/2005 (f)                                           1,280

         4,075   Fitzgerald, Michigan, Public School District, GO, PUTTERS, VRDN, Series 561, 2.16% due
                 11/01/2012 (c)(d)                                                                                    4,075

         1,335   Genesee County, Michigan, Economic Development Corporation, Limited Obligation Revenue Bonds
                 (Riegle Press Inc. Project), VRDN, AMT, 2.28% due 8/01/2015 (c)                                      1,335

         6,000   Georgetown Township, Michigan, Economic Development Corporation, Limited Obligation Revenue
                 Refunding Bonds (Sunset Manor, Inc. Project), VRDN, 2.13% due 11/01/2019 (c)                         6,000

         1,500   Grand Rapids, Michigan, Economic Development Corporation, Limited Obligation, EDR (Cornerstone
                 University Project), VRDN, 2.17% due 5/01/2034 (c)                                                   1,500

           685   Grand Rapids, Michigan, IDR (Custom Printers), VRDN, AMT, 2.28% due 7/01/2015 (c)                      685

         1,350   Grand Rapids, Michigan, IDR, Refunding (Etheridge Company Project), VRDN, AMT, 2.28% due
                 7/01/2009 (c)                                                                                        1,350

         2,430   Holland Charter Township, Michigan, Economic Development Corporation, Limited Obligation
                 Revenue Bonds (Chicago Mission 3A Hockey), VRDN, 2.22% due 10/01/2028 (c)                            2,430

         2,800   Jackson County, Michigan, Economic Development Corporation, Limited Obligation Revenue Bonds
                 (American Tooling Center Project), VRDN, AMT, 2.25% due 6/01/2011 (c)                                2,800

                 Jackson, Michigan, Public Schools, GO, SAN:
         2,000       Series A, 3% due 8/23/2005                                                                       2,006
         1,530       Series B, 2.45% due 5/23/2005                                                                    1,532

           650   Marquette County, Michigan, Economic Development Corporation, Limited Obligation Revenue Bonds
                 (Pioneer Labs Inc. Project), VRDN, AMT, Series A, 2.37% due 6/01/2012 (c)                              650

           240   Michigan Higher Education Facilities Authority, Limited Obligation Revenue Bonds (Davenport
                 College of Business Project), VRDN, 2.34% due 3/01/2027 (c)                                            240

         6,500   Michigan Higher Education Student Loan Authority, Revenue Refunding Bonds, PUTTERS, VRDN, AMT,
                 Series 238, 2.19% due 6/01/2019 (c)(d)                                                               6,500

                 Michigan Municipal Bond Authority Revenue Bonds:
        11,000       FLOATS, VRDN, Series L58J-D, 2.31% due 8/23/2005 (c)                                            11,000
         5,000       Series B-2, 3% due 8/23/2005                                                                     5,028

         5,810   Michigan State Building Authority, Revenue Refunding Bonds, FLOATS, VRDN, Series 886, 2.16%
                 due 10/15/2017 (b)(c)                                                                                5,810

         4,500   Michigan State, CP, 2.20% due 10/05/2005                                                             4,500

         6,000   Michigan State, GO, Series A, 3.50% due 9/30/2005                                                    6,044

                 Michigan State, HDA, Limited Obligation Revenue Bonds, VRDN (c):
         1,200       (Laurel Valley), TEAMS, 1.15% due 12/01/2007                                                     1,200
         2,000       (Woodland Meadows Project), AMT, 1.10% due 3/01/2013                                             2,000


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments (continued)                                 CMA Michigan Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
Michigan (continued)

       $ 2,300   Michigan State, HDA, M/F Limited Obligation Revenue Bonds (Arbors), VRDN, AMT, Series A,
                 2.19% due 9/01/2035 (c)                                                                         $    2,300

         5,000   Michigan State Hospital Finance Authority, Revenue Refunding Bonds, MERLOTS, VRDN,
                 Series K, 2.35% due 11/15/2023 (b)(c)                                                                5,000

         2,800   Michigan State Strategic Fund, CP, 2.15% due 4/01/2005                                               2,800

         2,400   Michigan State Strategic Fund, Limited Obligation, IDR (GNP Real Estate Project), VRDN,
                 AMT, 2.22% due 7/01/2034 (c)                                                                         2,400

                 Michigan State Strategic Fund, Limited Obligation Revenue Bonds, VRDN (c):
         2,200       (AACOA Extrusions Inc. Project), AMT, 2.45% due 2/01/2008                                        2,200
         2,700       (Alphi Manufacturing Inc. Project), AMT, 2.42% due 5/01/2019                                     2,700
         1,440       (Artex Label & Graphics), AMT, 2.27% due 12/01/2022                                              1,440
         1,665       (Automatic Handling Inc. Project), AMT, 2.30% due 7/01/2009                                      1,665
           250       (BBPV Project), AMT, Series A-2, 2.57% due 1/01/2014                                               250
         1,340       (Biewer of Lansing LLC Project), AMT, 2.25% due 5/01/2019                                        1,340
         3,000       (C&M Manufacturing Corporation Inc. Project), AMT, 2.52% due 7/01/2014                           3,000
           990       (Chambers Enterprises II Project), AMT, 2.27% due 11/01/2018                                       990
         1,385       (Cherry Central Co-operative Inc. Project), 2.30% due 11/01/2013                                 1,385
         5,240       (Enviromental Quality Company Project), AMT, 2.27% due 5/01/2026                                 5,240
         3,040       (FMS Walker LLC Project), AMT, 2.26% due 7/01/2029                                               3,040
         2,840       (Forest City Technologies), AMT, 2.39% due 9/01/2015                                             2,840
         2,100       (Glastender Inc. Project), AMT, 2.45% due 12/01/2010                                             2,100
         2,925       (Golden Keys Development LLC Project), AMT, 2.29% due 3/01/2018                                  2,925
           295       (Hercules Drawn Steel Project), AMT, 2.42% due 8/01/2006                                           295
           640       (Inalfa-Hollandia Inc. Project), AMT, 2.27% due 5/01/2016                                          640
         2,525       (Karona Inc. Project), AMT, 2.25% due 12/01/2015                                                 2,525
         2,800       (Kaumagraph Flint Corporation Project), AMT, 2.45% due 11/01/2014                                2,800
         1,815       (Kerkstra Precast Inc. Project), AMT, 2.28% due 5/01/2025                                        1,815
         1,505       (Monarch Hydraulics Inc. Project), AMT, 2.26% due 7/01/2016                                      1,505
         2,000       (Morrell Inc. Project), AMT, 2.27% due 5/01/2022                                                 2,000
         1,300       (Norbert Industries Inc. Project), AMT, 2.37% due 4/01/2006                                      1,300
           545       (Nuvar Properties LLC Project), AMT, 2.28% due 7/01/2026                                           545
         2,300       (Park Realty LLC), AMT, Series A, 2.28% due 9/01/2026                                            2,300
         2,335       (Partalis Properties Project), AMT, 2.26% due 10/01/2028                                         2,335
         1,100       (Pioneer Labs Inc. Project), AMT, 2.15% due 9/01/2012                                            1,100
         7,055       (Pioneer Metal Finishing Project), AMT, 2.19% due 11/01/2008                                     7,055
         1,500       (RS Development LLC Project), AMT, 2.26% due 8/01/2023                                           1,500
         2,900       (Richwood Industries Inc. Project), AMT, 2.45% due 9/01/2030                                     2,900
         4,045       (Riverwalk Properties LLC Project), AMT, 2.27% due 8/01/2021                                     4,045
           560       (TEI Investments LLC), AMT, 2.27% due 2/01/2022                                                    560
         3,700       (Universal Forest Products Project), AMT, 2.27% due 12/01/2022                                   3,700
         1,500       (Vector Investments LLC Project), AMT, 2.37% due 2/01/2020                                       1,500
         1,810       (Veri-Tek International Corporation Project), AMT, 2.27% due 4/01/2026                           1,810
         2,000       (WDKK Development LLC Project), AMT, 2.27% due 1/01/2024                                         2,000
           250       (Whitehall Industries), AMT, Series A-6, 2.57% due 1/01/2014                                       250
         1,300       (Zatkoff Properties Ltd. Project), AMT, 2.26% due 3/01/2024                                      1,300

           600   Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds (Grandview Plaza
                 Project), VRDN, AMT, 2.25% due 12/15/2010 (c)                                                          600

         3,000   Michigan State Strategic Fund Revenue Bonds (Russell Investment Company Project), VRDN, AMT,
                 2.26% due 5/01/2027 (c)                                                                              3,000

         7,300   Municipal Securities Trust Certificates, Detroit, Michigan, Sewer Disposal Revenue Refunding
                 Bonds, VRDN, Series SGB-53-A, 2.16% due 7/01/2032 (a)(c)                                             7,300

         4,195   Municipal Securities Trust Certificates, Revenue Refunding Bonds, VRDN, Series 2001-166,
                 Class A, 2.30% due 12/15/2021 (a)(c)                                                                 4,195

         2,600   Oakland County, Michigan, Economic Development Corporation, Limited Obligation Revenue Bonds
                 (Schain Mold & Engineering), VRDN, AMT, 2.45% due 4/01/2021 (c)                                      2,600

         3,250   Oakland County, Michigan, Economic Development Corporation, Limited Obligation Revenue
                 Refunding Bonds (Pratt & Miller Engineering), VRDN, AMT, 2.22% due 10/01/2029 (c)                    3,250


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments (concluded)                                 CMA Michigan Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
Michigan (concluded)

       $ 1,000   Paw Paw, Michigan, Public Schools, GO, 5.625% due 5/01/2005 (f)(h)                              $    1,045

         3,700   Rochester, Michigan, Community School District, School Building and Site, GO, 3% due
                 5/01/2005                                                                                            3,705

         2,100   Rockford, Michigan, IDR, Limited Obligation (Alloy Exchange Project), VRDN, AMT, 2.45%
                 due 9/01/2019 (c)                                                                                    2,100

         3,860   Saginaw County, Michigan, Economic Development Corporation Revenue Bonds (Al-Fe Heat Treating
                 Project), VRDN, AMT, 2.25% due 2/01/2010 (c)                                                         3,860

         1,720   Sanilac County, Michigan, Economic Development Revenue Bonds (Llink Technologies LLC Project),
                 VRDN, AMT, 2.26% due 10/01/2028 (c)                                                                  1,720

         3,580   Whitmore Lake, Michigan, Public School District, GO, ROCS, VRDN, Series II-R-4515, 2.16% due
                 5/01/2023 (c)                                                                                        3,580


Puerto Rico--4.1%

         1,000   Municipal Securities Trust Certificates, Puerto Rico, GO, VRDN, Series 2002-199, Class A,
                 2.23% due 1/25/2016 (c)(b)                                                                           1,000

                 Puerto Rico Government Development Bank, CP:
         3,818       2.15% due 5/02/2005                                                                              3,818
         1,948       2.10% due 5/06/2005                                                                              1,948

                 Puerto Rico Public Finance Corporation Revenue Bonds, FLOATS, VRDN (c)(e):
         1,987       Series 911, 2.14% due 8/01/2026                                                                  1,987
         2,312       Series 919, 2.14% due 8/01/2026                                                                  2,312


U.S. Virgin Islands--3.6%

         9,725   Virgin Islands Public Finance Authority, Revenue Refunding Bonds, ROCS, VRDN, Series II-R-277,
                 2.19% due 10/01/2024 (c)(g)                                                                          9,725

                 Total Investments (Cost--$270,010*)--99.5%                                                         270,010
                 Other Assets Less Liabilities--0.5%                                                                  1,411
                                                                                                                 ----------
                 Net Assets--100.0%                                                                              $  271,421
                                                                                                                 ==========

(a) FSA Insured.

(b) MBIA Insured.

(c) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(d) AMBAC Insured.

(e) CIFG Insured.

(f) FGIC Insured.

(g) Radian Insured.

(h) Prerefunded.

  * Cost for federal income tax purposes.

    See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments                                           CMA New Jersey Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
New Jersey--94.4%

       $ 7,220   ABN Amro Munitops Certificates Trust, New Jersey, GO, Refunding, Series 2004-17, 2.31%
                 due 7/15/2011 (d)(e)                                                                            $    7,220

         8,000   Brick Township, New Jersey, GO, TAN, 2.50% due 4/14/2005                                             8,003

                 Camden County, New Jersey, Improvement Authority Revenue Bonds, VRDN (e):
        23,890       (Harvest Village Senior Redevelopment Project), Series A, 2.87% due 7/01/2029                   23,890
        13,900       (Parkview Redevelopment Housing Project), AMT, 2.25% due 7/01/2026                              13,900

         2,210   Camden County, New Jersey, Improvement Authority, Special Revenue Bonds, VRDN, 2.17% due
                 9/01/2026 (e)                                                                                        2,210

        10,000   Camden, New Jersey, BAN, Series A, 3.50% due 6/28/2005                                              10,033

        19,970   Eagle Tax-Exempt Trust, New Jersey, GO, VRDN, Series 94C-3005, 2.15% due 2/15/2007 (e)              19,970

         8,425   Eagle Tax-Exempt Trust, New Jersey State Turnpike Authority, Turnpike Revenue Refunding
                 Bonds, VRDN, Series 2003-0041, Class A, 2.15% due 1/01/2030 (a)(e)                                   8,425

                 East Brunswick Township, New Jersey, BAN:
         7,387       3% due 7/12/2005                                                                                 7,415
        20,000       3% due 1/06/2006                                                                                20,133

        49,860   Hudson County, New Jersey, COP, MERLOTS, VRDN, Series A35, 2.32% due 12/01/2021 (d)(e)              49,860

        35,000   Hudson County, New Jersey, Improvement Authority Revenue Bonds (Essential Purpose Pooled
                 Government), VRDN, 2.11% due 7/15/2026 (e)                                                          35,000

         3,152   Marlboro Township, New Jersey, GO, BAN, 2% due 4/15/2005                                             3,153

         2,600   Marlboro Township, New Jersey, Municipal Utilities Authority, GO, 3.50% due 12/08/2005               2,624

         1,980   Mercer County, New Jersey, Improvement Authority Revenue Bonds (Mercer Inc. Project), VRDN,
                 2.35% due 12/01/2018 (e)                                                                             1,980

        16,000   Municipal Securities Trust Certificates, GO, Refunding, VRDN, Series 2001-174, Class A,
                 2.23% due 2/26/2015 (e)                                                                             16,000

                 New Jersey EDA, CP, AMT:
        10,000       2.07% due 5/12/2005                                                                             10,000
        25,300       2.27% due 5/12/2005                                                                             25,300

                 New Jersey EDA, EDR, Refunding (e):
        25,000       (Airis Newark LLC Project), ARCS, AMT, 2.13% due 1/01/2019 (a)                                  25,000
         4,400       (Jewish Community Foundation Metro West), VRDN, 2.13% due 12/01/2018                             4,400

                 New Jersey EDA, EDR, VRDN (e):
         9,100       (Diocese of Metuchen), 2.30% due 3/01/2026                                                       9,100
         7,800       (MZR Real Estate LP Project), AMT, 2.18% due 12/01/2026                                          7,800
         3,920       (PB Tower & Metro Project), AMT, Series A, 2.23% due 11/01/2026                                  3,920
         1,910       (PB Tower & Metro Project), AMT, Series B, 2.23% due 11/01/2011                                  1,910
           810       (Park Lane Association Project), AMT, 2.23% due 4/01/2010                                          810
         7,720       (Wyckoff Family YMCA Inc. Project), 2.09% due 10/01/2023                                         7,720

         2,350   New Jersey EDA, Economic Development Revenue Bonds (400 International Drive Partners),
                 VRDN, 2.18% due 9/01/2005 (e)                                                                        2,350

        39,000   New Jersey EDA, Natural Gas Facilities Revenue Bonds (NUI Corporation Project), VRDN, AMT,
                 Series A, 2.30% due 6/01/2026 (a)(e)                                                                39,000

                 New Jersey EDA, Revenue Bonds (e):
         2,330       (Accurate Box Co. Inc. Project), VRDN, AMT, 2.35% due 11/01/2009                                 2,330
         1,900       (The Arc of Somerset County Inc.), VRDN, 2.18% due 7/01/2020                                     1,900
         4,030       (Cozzoli Enterprises LLC Project), VRDN, AMT, 2.34% due 3/01/2022                                4,030
         2,725       (Esarc, Inc. Project), VRDN, 2.18% due 4/01/2029                                                 2,725
         1,895       (Jewish Family Service), VRDN, 2.18% due 2/01/2022                                               1,895
         8,075       MERLOTS, VRDN, Series A-41, 2.32% due 6/15/2022 (b)                                              8,075
        22,005       MERLOTS, VRDN, Series B-02, 2.32% due 6/15/2020 (d)                                             22,005
         3,835       (Ocean County YMCA Inc. Project), VRDN, 2.18% due 9/01/2021                                      3,835
         5,000       (Presbyterian Homes), VRDN, Series B, 2.28% due 12/01/2032                                       5,000
         3,375       ROCS, Series II-R-203, 2.15% due 6/15/2021 (a)                                                   3,375
         6,750       ROCS, Series II-R-305, 2.33% due 6/15/2013 (b)                                                   6,750
         2,000       ROCS, Series II-R-311, 2.17% due 6/15/2012 (b)                                                   2,000
         3,420       (Urban League Project), VRDN, 2.18% due 8/01/2019                                                3,420
         2,945       (YMCA of Montclair Project), VRDN, 2.18% due 6/01/2022                                           2,945


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments (continued)                               CMA New Jersey Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
New Jersey (concluded)

                 New Jersey EDA, Revenue Refunding Bonds (b):
       $10,035       DRIVERS, Series 697, 2.13% due 6/15/2013 (g)                                                $   10,035
         4,400       ROCS, Series II-R-331, 2.15% due 12/15/2015 (e)                                                  4,400

        15,400   New Jersey EDA, Special Facility Revenue Bonds (Port Newark Container LLC), VRDN, AMT,
                 2.32% due 7/01/2030 (e)                                                                             15,400

        15,535   New Jersey EDA, Water Facilities Revenue Refunding Bonds (United Water of New Jersey Inc.
                 Project), VRDN, AMT, Series C, 2.37% due 11/01/2025 (a)(e)                                          15,535

                 New Jersey Health Care Facilities Financing Authority Revenue Bonds (e):
         9,545       FLOATS, Series 702, 2.16% due 7/01/2014 (d)                                                      9,545
        10,000       FLOATS, Series 943, 2.15% due 7/01/2024 (b)                                                     10,000
        24,200       (Meridian Health System), VRDN, Series A, 2.09% due 7/01/2033                                   24,200
        11,500       (Meridian Health System), VRDN, Series B, 2.07% due 7/01/2033                                   11,500
         5,800       (Meridian Hospitals Corp. Computer Program), VRDN, Series A-1, 2.12% due 7/01/2011               5,800
         3,000       (Wiley Mission Project), VRDN, 2.12% due 7/01/2029                                               3,000

         9,165   New Jersey State Educational Facilities Authority, Revenue Refunding Bonds (Centenary College),
                 VRDN, Series A, 2.28% due 10/01/2033 (e)                                                             9,165

        13,000   New Jersey State, FLOATS, VRDN, Series L55J, 2.31% due 6/24/2005 (e)                                13,000

        14,930   New Jersey State Highway Authority, Garden State Parkway, General Revenue Refunding Bonds,
                 PUTTERS, VRDN, Series 247, 2.29% due 1/01/2013 (b)(e)(f)                                            14,930

         5,750   New Jersey State Transit Corporation, COP, ROCS, Series 15, 2.32% due 9/15/2009 (a)(e)(h)            5,750

                 New Jersey State Transportation Trust Fund Authority Revenue Bonds (e):
        33,820       FLOATS, Series 775D, 2.12% due 12/15/2016 (a)                                                   33,820
         7,405       FLOATS, Series 963-D, 2.14% due 6/15/2025 (b)                                                    7,405
         6,150       MERLOTS, Series A13, 1.25% due 6/15/2020 (d)                                                     6,150
        16,675       PUTTERS, Series 332, 2.13% due 12/15/2015 (a)                                                   16,675
         7,100       ROCS, Series II-R-4040, 2.15% due 6/15/2022 (c)                                                  7,100

                 New Jersey State Turnpike Authority, Turnpike Revenue Bonds, VRDN (c)(e):
         7,200       Series C-1, 2.22% due 1/01/2024                                                                  7,200
        48,100       Series C-2, 2.22% due 1/01/2024                                                                 48,100
         5,200       Series C-3, 2.22% due 1/01/2024                                                                  5,200

                 New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds (e):
        16,205       GO, ROCS, Series II-R-4032, 2.31% due 1/01/2021 (c)                                             16,205
        38,900       VRDN, Series D, 2.26% due 1/01/2018 (b)                                                         38,900

         5,425   North Bergen Township, New Jersey, Municipal Utilities Authority, Sewer Revenue Subordinated
                 Project Notes, 3.50% due 2/06/2006                                                                   5,473

        19,000   Passaic County, New Jersey, GO, Refunding, BAN, 3% due 6/10/2005                                    19,050

         3,150   Passaic County, New Jersey, Utilities Authority, Solid Waste System, Revenue Refunding Bonds,
                 Series A, 3.25% due 2/27/2006                                                                        3,171

                 Port Authority of New York and New Jersey, CP:
         9,300       2.05% due 5/09/2005                                                                              9,300
        10,000       AMT, 2% due 4/11/2005                                                                           10,000

                 Port Authority of New York and New Jersey, Special Obligation Revenue Refunding Bonds
                 (Versatile Structure Obligation), VRDN (e):
        83,600       AMT, Series 1R, 2.33% due 8/01/2028                                                             83,600
        16,100       AMT, Series 6, 2.24% due 12/01/2017                                                             16,100
         7,180       Series 3, 2.23% due 6/01/2020                                                                    7,180
         1,350       Series 5, 2.23% due 8/01/2024                                                                    1,350

         7,300   Salem County, New Jersey, Industrial Pollution Control Financing Authority Revenue Bonds
                 (E.I. du Pont de Nemours), 2% due 3/01/2012 (e)                                                      7,300

         4,790   Sea Isle City, New Jersey, BAN, 3% due 6/16/2005                                                     4,799

        10,457   Stafford Township, New Jersey, GO, BAN, Series B, 2.75% due 7/15/2005                               10,491

         5,980   University of Medicine and Dentistry, New Jersey, COP, ROCS, Series II-R-6510, 2.15% due
                 6/15/2024 (d)(e)                                                                                     5,980

        10,000   Woodbridge Township, New Jersey, GO, BAN, 3% due 7/08/2005                                          10,036


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments (concluded)                               CMA New Jersey Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
Puerto Rico--5.2%

       $ 6,300   Municipal Securities Trust Certificates, Puerto Rico, Revenue Bonds, VRDN, Series 2000-107,
                 Class A, 2.23% due 5/19/2009 (c)(e)                                                             $    6,300

        13,685   Puerto Rico Commonwealth, TRAN, 3% due 7/29/2005                                                    13,743

                 Puerto Rico Government Development Bank, CP:
         8,860       2% due 4/01/2005                                                                                 8,860
        18,708       2.05% due 4/12/2005                                                                             18,708

         5,385   Puerto Rico Public Finance Corporation, FLOATS, VRDN, Series 705D, 2.30% due 8/01/2027 (a)(e)        5,385

                 Total Investments (Cost--$1,023,252*)--99.6%                                                     1,023,252
                 Other Assets Less Liabilities--0.4%                                                                  4,130
                                                                                                                 ----------
                 Net Assets--100.0%                                                                              $1,027,382
                                                                                                                 ==========

(a) AMBAC Insured.

(b) FGIC Insured.

(c) FSA Insured.

(d) MBIA Insured.

(e) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(f) Escrowed to maturity.

(g) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(h) Prerefunded.

  * Cost for federal income tax purposes.

    See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments                                             CMA New York Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
New York--98.5%

                 ABN AMRO Munitops Certificates Trust, New York, Revenue Refunding Bonds, VRDN (f):
       $23,340       Series 2002-10, 2.16% due 11/15/2010 (d)                                                    $   23,340
         9,965       Series 2004-24, 2.30% due 7/01/2012 (e)                                                          9,965

        27,900   Albany, New York, City School District, GO, BAN, 3% due 6/30/2005                                   27,979

         4,000   Albany, New York, GO, BAN, 3% due 6/09/2005                                                          4,010

         2,500   Albany, New York, IDA, IDR, Refunding (Albany Ventures Inc. Project), VRDN, 2.35% due
                 12/29/2010 (f)                                                                                       2,500

         1,000   Amityville, New York, Union Free School District, GO, TAN, 2.75% due 6/29/2005                       1,003

         3,600   Ardsley, New York, Union Free School District, GO, TAN, 2.75% due 6/29/2005                          3,610

         6,601   Binghamton, New York, City School District, GO, BAN, 3% due 10/14/2005                               6,626

        10,000   Binghamton, New York, GO, Refunding, BAN, 3% due 9/22/2005                                          10,061

        19,000   Broadalbin-Perth, New York, Central School District, GO, BAN, 3% due 6/17/2005                      19,054

         6,881   Brocton, New York, Central School District, GO, BAN, 3% due 6/23/2005                                6,901

        15,000   Buffalo, New York, Fiscal Stability Authority, BAN, Series A-1, 3% due 5/16/2005                    15,019

         3,000   Carle Place, New York, Union Free School District, GO, TAN, 3% due 6/23/2005 (e)                     3,010

         4,000   Carthage, New York, Central School District, GO, RAN, 3% due 6/24/2005                               4,011

         2,410   Cattaraugus County, New York, Development Agency, IDR (Gowanda Electronics Corporation),
                 VRDN, AMT, Series A, 2.25% due 9/01/2021 (f)                                                         2,410

         8,000   Centereach, New York, Middle Country Central School District, GO, TAN, 3% due 6/30/2005              8,026

        18,000   Chemung County, New York, GO, RAN, 3% due 4/15/2005                                                 18,011

         4,043   Clayton, New York, GO, BAN, 3% due 10/01/2005                                                        4,052

         5,000   Commack, New York, Union Free School District, GO, BAN, 3% due 11/18/2005                            5,030

         2,900   Copiague, New York, Union Free School District, GO, TAN, 3% due 6/29/2005                            2,910

         3,750   Dundee, New York, Central School District, GO, BAN, 2.75% due 6/29/2005                              3,760

         3,500   Dutchess County, New York, IDA, Civic Facility Revenue Bonds (Trinity-Pawling School
                 Corporation), VRDN, 2.13% due 10/01/2032 (f)                                                        3,500

         5,000   Eagle Tax-Exempt Trust, Metropolitan Transportation Authority, New York, Revenue Bonds, VRDN,
                 Series 2003-0051, Class A, 2.14% due 11/15/2032 (b)(f)                                               5,000

                 Eagle Tax-Exempt Trust, New York, VRDN (f):
        10,145       Series 2001-323, 2.14% due 4/01/2015                                                            10,145
        24,500       Series 983201, 2.14% due 4/01/2017                                                              24,500

         7,730   Eagle Tax-Exempt Trust, Revenue Refunding Bonds, VRDN, Series 2002-6003, Class A, 2.14%
                 due 11/15/2032 (d)(f)                                                                                7,730

         6,000   Eagle Tax-Exempt Trust, Triborough Bridge and Tunnel Authority, New York, Revenue Bonds, VRDN,
                 Series 2003-0004, Class A, 2.14% due 11/15/2032 (b)(f)                                               6,000

         5,450   East Moriches, New York, Union Free School District, GO, TAN, 2.75% due 6/23/2005                    5,464

         8,000   Eastchester, New York, Union Free School District, GO, TAN, 3% due 6/24/2005                         8,022

                 Erie County, New York, IDA, Civic Facility Revenue Bonds, VRDN (f):
         3,955       (Child and Family Services of Erie County), 2.18% due 6/01/2022                                  3,955
         1,505       (Claddagh Commission Inc. Project), 2.35% due 12/01/2015                                         1,505


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments (continued)                                 CMA New York Municipal Money Fund        (In Thousands)

        Face
        Amount    Municipal Bonds                                                                                   Value
New York (continued)

       $ 9,000   Farmingdale, New York, Union Free School District, GO, TAN, 3% due 6/29/2005                    $    9,021

        11,846   Fayetteville-Manlius, New York, Central School District, GO, BAN, 3% due 5/27/2005                  11,871

         6,540   Freeport, New York, GO, BAN, 2.75% due 7/28/2005                                                     6,563

         6,000   Geneva, New York, Public Improvement, GO, BAN, 2% due 5/27/2005                                      6,006

         4,500   Glens Falls, New York, Central School District, GO, RAN, 3% due 6/24/2005                            4,513

         7,310   Gloversville, New York, City School District, GO, BAN, Series A, 3.50% due 3/24/2006                 7,368

         2,500   Greenlawn, New York, Harborfields Central School District, GO, TAN, 2.75% due 6/29/2005              2,507

         4,030   Guilderland, New York, GO, Refunding, BAN, 2% due 4/29/2005                                          4,032

         2,560   Guilderland, New York, IDA, Civic Facility, Revenue Bonds (West Turnpike), VRDN, Series A,
                 2.18% due 4/01/2020 (f)                                                                              2,560

         8,000   Half Hollow Hills Central School District of Huntington and Babylon, New York, GO, TAN, 3%
                 due 6/30/2005                                                                                        8,023

        13,500   Hempstead, New York, Union Free School District, GO, TAN, 3% due 6/29/2005                          13,542

         5,000   Hilton, New York, Central School District, GO, BAN, 3% due 6/23/2005                                 5,015

        16,000   Islip, New York, IDA, Industrial Revenue Bonds (Bayshore LLC Project), VRDN, AMT, 2.17%
                 due 12/01/2029 (f)                                                                                  16,000

         6,750   Islip, New York, Union Free School District 002, GO, TAN, 3% due 6/29/2005                           6,772

         3,759   Katonah-Lewisboro, New York, Union Free School District, GO, BAN, 2.75% due 7/22/2005                3,772

        12,650   Lackawanna, New York, City School District, GO, BAN, 3% due 6/17/2005                               12,683

         3,000   Lawrence, New York, Union Free School District, GO, TAN, 3% due 6/29/2005                            3,010

        16,820   Long Island Power Authority, New York, Electric System General Revenue Bonds, VRDN,
                 Series E, 2.25% due 12/01/2029 (d)(f)                                                              16,820

                 Long Island Power Authority, New York, Electric System Revenue Bonds (f):
        29,915       FLOATS, Series 822-D, 2.14% due 9/01/2029 (g)                                                   29,915
        40,000       VRDN, Sub-Series 3A, 2.23% due 5/01/2033                                                        40,000

        20,876   Long Island Power Authority, New York, Electric System Revenue Refunding Bonds, FLOATS,
                 Series 339, 2.14% due 12/01/2026 (e)(f)                                                             20,876

         2,100   Mattituck-Cutchogue, New York, Union Free School District, GO, TAN, 3% due 6/24/2005                 2,107

        34,500   Metropolitan Transportation Authority, New York, CP, 2% due 5/02/2005                               34,500

                 Metropolitan Transportation Authority, New York, Dedicated Tax Fund, Revenue Refunding
                 Bonds, VRDN (d)(f):
        10,630       FLOATS, Series 639, 2.14% due 11/15/2010                                                        10,630
        49,300       Series B, 2.12% due 11/01/2022                                                                  49,300

                 Metropolitan Transportation Authority, New York, GO:
        20,000       Sub-Series A-1, 2.10% due 11/01/2034 (g)                                                        20,000
        14,600       Sub-Series A-3, 2.10% due 11/01/2034 (k)                                                        14,600

                 Metropolitan Transportation Authority, New York, Revenue Bonds (f):
        20,000       FLOATS, Series 848-D, 2.30% due 11/15/2021 (b)                                                  20,000
         9,805       MERLOTS, Series A12, 1.75% due 6/08/2005 (d)                                                     9,805
         8,015       PUTTERS, VRDN, Series 816, 2.31% due 5/15/2013 (a)                                               8,015

                 Metropolitan Transportation Authority, New York, Revenue Refunding Bonds (f):
         8,470       MERLOTS, Series B25, 2.32% due 11/15/2025 (b)                                                    8,470
        38,795       MERLOTS, VRDN, Series A52, 2.32% due 11/15/2022 (b)                                             38,795
         2,400       VRDN, Series D-1, 2.10% due 11/01/2029 (d)                                                       2,400
         7,845       VRDN, Series D-2, 2.10% due 11/01/2032 (d)                                                       7,845


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments (continued)                                 CMA New York Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
New York (continued)

       $ 9,775   Metropolitan Transportation Authority, New York, Service Contract Revenue Bonds, MERLOTS,
                 Series A-43, 2.32% due 1/01/2010 (b)(f)                                                         $    9,775

         5,810   Milo, New York, Sewer System Improvements, GO, Refunding, BAN, 3.25% due 11/23/2005                  5,849

         9,500   Mineola, New York, Union Free School District, GO, TAN, 3% due 6/29/2005                             9,534

        10,000   Monroe County, New York, GO, RAN, 3% due 4/15/2005                                                  10,006

         1,700   Monroe County, New York, IDA, Civic Facility Revenue Refunding Bonds (Al Sigl Center for
                 Rehabilitation Agencies, Inc. Project), VRDN, 2.20% due 12/01/2034 (f)                               1,700

         1,295   Monroe County, New York, IDA, Revenue Bonds (Coopervision Project), VRDN, 2.42% due
                 1/01/2012 (f)                                                                                        1,295

         6,070   Monroe County, New York, Public Improvement, GO, BAN, 3% due 7/28/2005                               6,094

        10,000   Monticello, New York, Central School District, GO, BAN, 2.75% due 7/29/2005                         10,035

         8,000   Mount Vernon, New York, City School District, GO, TAN, 3.25% due 8/26/2005                           8,035

        12,500   Nassau County, New York, IDA, Revenue Bonds (Clinton Plaza Senior Housing Project), VRDN,
                 2.12% due 9/01/2034 (f)                                                                             12,500

                 New York City, New York, City Housing Development Corporation, M/F Mortgage Revenue Bonds,
                 VRDN, Series A (f):
        19,510       (63 Wall Street), 2.26% due 12/01/2036                                                          19,510
        10,000       (Gold Street Project), 2.25% due 1/01/2037                                                      10,000

                 New York City, New York, City Housing Development Corporation, M/F Rental Housing Revenue
                 Bonds, VRDN, AMT, Series A (f):
           100       (Brittany Development), 2.27% due 6/15/2029 (c)                                                    100
         3,700       (Monterey), 2.23% due 11/15/2019 (c)                                                             3,700
        29,800       (Tribeca Towers), 2.26% due 11/15/2019 (c)                                                      29,800
        18,600       (West 43rd Street Development), 2.27% due 4/15/2029 (c)                                         18,600
        34,800       (West 89th Street Development), 2.26% due 11/15/2029                                            34,800

                 New York City, New York, City IDA, Civic Facility Revenue Bonds, VRDN (f):
         3,200       (Allen-Stevenson School Project), 2.15% due 12/01/2034                                           3,200
         2,550       (Federation of French Alliances in the United States Project), 2.20% due 2/01/2035               2,550
         1,600       (Hewitt School Project), 2.15% due 12/01/2034                                                    1,600

         6,380   New York City, New York, City IDA, Civic Facility Revenue Refunding Bonds (Brooklyn Heights
                 Montessori School Project), VRDN, 2.26% due 1/01/2027 (f)                                            6,380

         2,600   New York City, New York, City IDA, IDR (DXB Videotape Inc. Project), VRDN, AMT, 2.35% due
                 6/30/2017 (f)                                                                                        2,600

        25,000   New York City, New York, City IDA, Liberty Revenue Bonds (FC Hanson Office Associates LLC
                 Project), VRDN, 2.07% due 12/01/2039 (f)                                                            25,000

         9,000   New York City, New York, City IDA, Special Facility Revenue Bonds (Air Express International
                 Corporation Project), VRDN, AMT, 2.31% due 7/01/2024 (f)                                             9,000

                 New York City, New York, City Municipal Water Finance Authority, CP:
        15,000       1.96% due 4/11/2005                                                                             15,000
        20,000       2.02% due 4/11/2005                                                                             20,000

        29,100   New York City, New York, City Municipal Water Finance Authority, Water and Sewer System
                 Revenue Bonds, MSTR, VRDN, SGB-25, 2.01% due 6/15/2007 (e)(f)(i)                                    29,100

                 New York City, New York, City Municipal Water Finance Authority, Water and Sewer System
                 Revenue Refunding Bonds, VRDN (f):
        35,200       2.28% due 6/15/2033                                                                             35,200
        51,530       MSTR, Series SGB-27, 2.14% due 6/15/2024 (d)                                                    51,530


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments (continued)                                 CMA New York Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
New York (continued)

                 New York City, New York, City Transitional Finance Authority Revenue Bonds (f):
       $14,900       FLOATS, Series 536, 2.14% due 5/01/2015 (e)                                                 $   14,900
         4,215       Future Tax Secured, VRDN, Series A-2, 2.23% due 11/15/2027                                       4,215
        29,355       (New York City Recovery), VRDN, Series 1, Sub-Series 1A, 2.23% due 11/01/2022                   29,355
         3,790       ROCS, Series II-R-2054, 2.17% due 2/01/2020 (e)                                                  3,790
        19,000       VRDN, Sub-Series 2B, 2.27% due 11/01/2022                                                       19,000

                 New York City, New York, GO (f):
         9,590       MERLOTS, Series A36, 1.75% due 6/08/2005 (a)                                                     9,590
         5,000       MSTR, VRDN, SGB-36, 2.26% due 6/01/2022 (a)                                                      5,000
        20,000       ROCS, Series II-R-251A, 2.19% due 12/15/2019                                                    20,000
         6,860       VRDN, Series F-4, 2.23% due 2/15/2020                                                            6,860
         4,200       VRDN, Series F-5, 2.23% due 2/15/2016                                                            4,200
         3,850       VRDN, Series J, Sub-Series J-2, 2.28% due 2/15/2016                                              3,850
         2,800       VRDN, Sub-Series A-3, 2.23% due 8/01/2031                                                        2,800
        14,700       VRDN, Sub-Series A-6, 2.26% due 8/01/2031                                                       14,700
         5,000       VRDN, Sub-Series C-3, 2.08% due 8/15/2029                                                        5,000
        40,000       VRDN, Sub-Series H-2, 2.28% due 3/01/2034                                                       40,000

                 New York City, New York, GO, Refunding (f):
        12,100       MERLOTS, Series A32, 1.25% due 8/01/2011 (d)                                                    12,100
        13,815       VRDN, Sub-Series C-2, 2.23% due 8/01/2020                                                       13,815
        20,000       VRDN, Sub-Series C-3, 2.08% due 8/01/2020 (g)                                                   20,000
         2,900       VRDN, Sub-Series C-4, 2.23% due 8/01/2020                                                        2,900
        28,000       VRDN, Sub-Series C-5, 2.28% due 8/01/2020                                                       28,000

         9,000   New York City, New York, Jay Street Development Corporation, Court Facility, Lease Revenue
                 Bonds (Jay Street Project), VRDN, Series A-1, 2.23% due 5/01/2022 (f)                                9,000

        16,767   New York State Commander of General Services Revenue Bonds (People of the State of New York),
                 VRDN, 2.30% due 9/01/2021 (f)                                                                       16,767

         5,175   New York State Dormitory Authority, Consolidated Third General Resolution Revenue Bonds
                 (City University System), Series 1, 5.375% due 7/01/2005 (a)(i)                                      5,324

                 New York State Dormitory Authority Revenue Bonds:
        13,000       (Columbia University), VRDN, Series A-2, 1.60% due 6/08/2005 (f)                                13,000
         6,900       FLOATS, VRDN, Series 894, 2.14% due 8/24/2005 (e)(f)                                             6,900
         2,230       MERLOTS, VRDN, Series A35, 2.32% due 8/01/2023 (e)(f)(h)                                         2,230
         3,000       (Upstate Community Colleges), Series A, 6.25% due 7/01/2005 (i)                                  3,093

        25,000   New York State Dormitory Authority, Mental Health Facilities Improvement Revenue Refunding
                 Bonds, VRDN, Series F-2B, 2.12% due 2/15/2021 (d)(f)                                                25,000

                 New York State Dormitory Authority, Mental Health Services Revenue Bonds, VRDN (f):
        27,000       Sub-Series D-2B, 2.12% due 2/15/2031 (d)                                                        27,000
        20,000       Sub-Series D-2G, 2.10% due 2/15/2031                                                            20,000
        15,000       Sub-Series D-2H, 2.23% due 2/15/2031                                                            15,000

                 New York State Dormitory Authority Revenue Bonds (f):
         7,165       MERLOTS, Series B30, 2.32% due 3/15/2027 (b)                                                     7,165
         6,655       (Pratt Institute), VRDN, 2.16% due 7/01/2034 (j)                                                 6,655
         5,900       (Teresian Housing Corporation), VRDN, 2.10% due 7/01/2033                                        5,900

         3,000   New York State Energy Research and Development Authority, Facilities Revenue Bonds
                 (Consolidated Edison Company of New York, Inc. Project), Sub-Series C-3, VRDN, AMT, 2.31%
                 due 11/01/2039 (f)                                                                                   3,000

         5,440   New York State, GO, Series D, 2% due 6/15/2005                                                       5,444


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments (continued)                                 CMA New York Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
New York (continued)

                 New York State, HFA, Housing Revenue Bonds, VRDN (f):
       $20,000       (100 Maiden Lane Project), Series A, 2.13% due 11/01/2037                                   $   20,000
        15,000       (Liberty Street Realty LLC), 2.23% due 11/01/2035                                               15,000
        26,450       (West 43rd Street), AMT, Series A, 2.27% due 11/01/2034                                         26,450

         4,945   New York State, HFA, M/F Housing Revenue Bonds, VRDN, Series A, 2.31% due 11/01/2028 (a)(f)          4,945

         5,600   New York State, HFA, M/F Revenue Bonds (Kew Gardens Hills), VRDN, AMT, Series A, 2.26% due
                 5/15/2036 (c)(f)                                                                                     5,600

                 New York State, HFA, Revenue Bonds, VRDN, AMT, Series A (f):
         6,400       (1500 Lexington Associates LLC), 2.32% due 5/15/2034 (c)                                         6,400
        28,600       (1501 Lex Associates LP), 2.26% due 5/15/2032 (c)                                               28,600
         3,745       (Biltmore Tower Project), 2.31% due 5/15/2034                                                    3,745
        20,000       (Chelsea Apartments), 2.32% due 11/15/2036 (c)                                                  20,000
        12,000       (Gethsemane Apartments), 2.32% due 5/15/2033 (c)                                                12,000
        21,000       (Helena Housing), 2.26% due 11/01/2036                                                          21,000
           600       (Saxony Housing), 2.27% due 5/15/2030                                                              600
        13,000       (Talleyrand Crescent), 2.27% due 5/15/2028 (c)                                                  13,000
        54,400       (Tribeca), 2.26% due 11/15/2029 (c)                                                             54,400
        32,600       (Tribeca Pointe LLC), 2.25% due 5/15/2029 (c)                                                   32,600

                 New York State, HFA, Service Contract, Revenue Refunding Bonds, VRDN (f):
         7,500       Series C, 2.23% due 3/15/2026                                                                    7,500
        19,300       Series D, 2.25% due 3/15/2026                                                                   19,300

                 New York State Local Government Assistance Corporation Revenue Bonds:
           500       Series A, 5.90% due 4/01/2005 (i)                                                                  510
           450       VRDN, Series B, 2.20% due 4/01/2025 (f)                                                            450

                 New York State Local Government Assistance Corporation, Revenue Refunding Bonds, Sub-Lien,
                 VRDN (f):
         5,000       Series 4V, 2.26% due 4/01/2022 (d)                                                               5,000
         3,085       Series 8V, 2.25% due 4/01/2019 (d)                                                               3,085
         4,000       Series A-7V, 2.21% due 4/01/2020 (b)                                                             4,000

                 New York State Power Authority, CP:
        18,009       2.03% due 4/07/2005                                                                             18,009
        20,000       2.06% due 5/02/2005                                                                             20,000

         8,000   New York State Thruway Authority, CP, 2% due 5/02/2005                                               8,000

         4,565   New York State Thruway Authority, Highway and Bridge Trust Fund, Revenue Refunding Bonds,
                 ROCS, Series II-R-5012, 2.14% due 4/01/2019 (a)(f)                                                   4,565

         8,185   New York State Thruway Authority, Highway and Bridge Trust Fund, Second General Revenue Bonds,
                 PUTTERS, VRDN, Series 405, 2.14% due 10/01/2011 (e)(f)                                               8,185

         2,510   New York State Thruway Authority, Local Highway and Bridge Service Contract Revenue Refunding
                 Bonds, 6% due 4/01/2005                                                                              2,510

         8,510   New York State Urban Development Corporation Revenue Bonds, MERLOTS, Series A01, 1.25% due
                 3/15/2015 (b)(f)                                                                                     8,510

                 North Babylon, New York, Union Free School District, GO:
        18,681       BAN, 3.50% due 8/09/2005                                                                        18,779
         6,000       TAN, 3% due 6/23/2005                                                                            6,019

         2,200   Onondaga County, New York, IDA, IDR (Peregrine International LLC Project), VRDN, AMT, 2.34%
                 due 5/01/2022 (f)                                                                                    2,200

        14,200   Onondaga County, New York, IDA, Solid Waste Disposal Facility Revenue Refunding Bonds
                 (Solvay Paperboard Project), VRDN, AMT, 2.18% due 7/01/2023 (f)                                     14,200

         1,790   Oswego County, New York, IDA, Civic Facility Revenue Bonds (O H Properties Inc. Project),
                 VRDN, Series A, 2.22% due 6/01/2024 (f)                                                              1,790


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments (continued)                                 CMA New York Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
New York (concluded)

       $14,300   Otego-Unadilla, New York, Central School District, GO, Refunding, BAN, 2.75% due 6/29/2005      $   14,337

           600   Port Authority of New York and New Jersey, Special Obligation Revenue Refunding Bonds
                 (Versatile Structure Obligation), VRDN, AMT, Series 1R, 2.33% due 8/01/2028 (f)                        600

         3,560   Putnam County, New York, IDA, Revenue Bonds (Dynacept Corporation Project), VRDN, AMT,
                 2.31% due 1/01/2021 (f)                                                                              3,560

        10,000   Riverhead, New York, Central School District, GO, TAN, 2.75% due 6/30/2005                          10,027

        15,000   Rochester, New York, GO, BAN, 3% due 6/30/2005                                                      15,044

         5,000   Rochester, New York, GO, Refunding, BAN, Series II, 3% due 10/21/2005                                5,030

         9,950   Rockland County, New York, IDA, Revenue Bonds (Dominican College Project), Series A, 2.28%
                 due 5/01/2034                                                                                        9,950

                 Schenectady, New York, City School District, GO:
         4,700       BAN, 3% due 7/08/2005                                                                            4,713
         9,000       RAN, 3% due 7/08/2005                                                                            9,025

         6,000   Sidney, New York, Central School District, BAN, 3% due 6/30/2005                                     6,018

         7,000   South Glens Falls, New York, Central School District, GO, RAN, 3% due 6/16/2005                      7,021

         3,635   South Kortright, New York, Central School District, GO, BAN, Series A, 3% due 6/24/2005              3,645

        25,000   Suffolk County, New York, GO, TAN, Series I, 3.25% due 8/16/2005                                    25,123

         4,920   Suffolk County, New York, IDA, Solid Waste Disposal Facility, Revenue Refunding Bonds
                 (Ogden Martin Systems), ROCS, AMT, 2.37% due 10/01/2006 (a)(f)                                       4,920

           693   Sullivan West, New York, Central School District, GO, Refunding, 3% due 4/15/2005 (e)                  694

         5,000   Syracuse, New York, RAN, Series E, 3% due 6/30/2005                                                  5,015

                 Tobacco Settlement Financing Corporation of New York Revenue Bonds (a)(f):
         7,495       PUTTERS, VRDN, Series 648, 2.14% due 6/01/2011                                                   7,495
         2,940       ROCS, Series II-R-2034, 2.16% due 6/01/2020                                                      2,940
         8,050       ROCS, Series II-R-4508, 2.16% due 6/01/2021                                                      8,050

                 Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Refunding Bonds,
                 VRDN (a)(f):
        23,100       Series B, 2.27% due 1/01/2032                                                                   23,100
         7,100       Series C, 2.27% due 1/01/2032                                                                    7,100

                 Triborough Bridge and Tunnel Authority, New York, Revenue Bonds (a)(f):
         9,515       MERLOTS, Series B28, 2.32% due 11/15/2026                                                        9,515
         7,055       PUTTERS, VRDN, Series 342, 2.14% due 11/15/2020                                                  7,055
         2,060       ROCS, Series II-R-2013, 2.14% due 11/15/2021                                                     2,060

                 Triborough Bridge and Tunnel Authority, New York, Revenue Refunding Bonds (e)(f):
        12,895       FLOATS, Series 839, 2.30% due 11/15/2019                                                        12,895
         9,950       MERLOTS, Series B03, 2.32% due 11/15/2020                                                        9,950
        14,505       MERLOTS, Series B13, 2.32% due 11/15/2021                                                       14,505
        14,120       PUTTERS, Series 304, 2.14% due 11/15/2018                                                       14,120
         5,335       ROCS, Series II-R-1032, 2.14% due 11/15/2021                                                     5,335

                 Triborough Bridge and Tunnel Authority, New York, Special Obligation Revenue Refunding
                 Bonds, VRDN (d)(f):
        21,315       Series A, 2.23% due 1/01/2031                                                                   21,315
         1,625       Series C, 2.27% due 1/01/2031                                                                    1,625
        11,140       Series D, 2.27% due 1/01/2031                                                                   11,140

        17,050   Ulster County, New York, GO, BAN, 2.75% due 6/10/2005                                               17,088

        13,556   Ulster County, New York, GO, Refunding, BAN, Series A, 3% due 11/18/2005                            13,636

         4,000   Waverly, New York, Central School District, GO, RAN, 2.75% due 6/29/2005                             4,011

         4,500   Westchester County, New York, IDA, Civic Facility Revenue Refunding Bonds (Northern
                 Westchester Hospital), VRDN, 2.15% due 11/01/2024 (f)                                                4,500

         1,500   Yonkers, New York, IDA, Revenue Bonds, MERLOTS, Series A01, 2.37% due 7/01/2042 (f)                  1,500


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments (concluded)                                 CMA New York Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
Puerto Rico--1.4%

       $ 2,400   Municipal Securities Trust Certificates, Puerto Rico, GO, VRDN, Series 2002-199, Class A,
                 2.23% due 1/25/2016 (e)(f)                                                                      $    2,400

                 Puerto Rico Government Development Bank, CP:
         5,000       2.15% due 4/11/2005                                                                              5,000
         8,000       2.10% due 5/06/2005                                                                              8,000

        12,756   Puerto Rico Public Buildings Authority, Revenue Refunding Bonds, FLOATS, VRDN, Series 747D,
                 2.14% due 7/01/2017 (f)(g)                                                                          12,756

         3,496   Puerto Rico Public Finance Corporation Revenue Bonds, FLOATS, VRDN, Series 919, 2.14% due
                 8/01/2026 (f)(g)                                                                                     3,496

                 Total Investments (Cost--$2,310,752*)--99.9%                                                     2,310,752
                 Other Assets Less Liabilities--0.1%                                                                  1,914
                                                                                                                 ----------
                 Net Assets--100.0%                                                                              $2,312,666
                                                                                                                 ==========

(a) AMBAC Insured.

(b) FGIC Insured.

(c) FNMA Collateralized.

(d) FSA Insured.

(e) MBIA Insured.

(f) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(g) CIFG Insured.

(h) FHA Insured.

(i) Prerefunded.

(j) Radian Insured.

(k) XL Capital Insured.

  * Cost for federal income tax purposes.

    See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments                                       CMA North Carolina Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
North Carolina--96.9%

       $  1,600  Alamance County, North Carolina, Industrial Facilities and Pollution Control Financing
                 Authority, IDR (Millender Project), VRDN, AMT, 2.22% due 12/01/2020 (a)                         $    1,600

         2,500   Ashe County, North Carolina, Industrial Facilities and Pollution Control Financing
                 Authority, Industrial Revenue Bonds (Oldham Saw Inc. Project), VRDN, AMT, 2.35% due
                 5/01/2014 (a)                                                                                        2,500

         4,500   Boiling Springs Lakes, North Carolina, GO, BAN, 3.50% due 11/16/2005                                 4,535

         1,800   Buncombe County, North Carolina, Industrial Facilities and Pollution Control Financing
                 Authority, Revenue Refunding Bonds (Industrial Development Alliance), VRDN, AMT, 2.53% due
                 8/01/2009 (a)                                                                                        1,800

         6,600   Cabarrus County, North Carolina, Industrial Facilities and Pollution Control Financing
                 Authority, Industrial Revenue Bonds (S&D Coffee Inc. Project), VRDN, AMT, 2.17% due
                 9/01/2011 (a)                                                                                        6,600

         2,600   Chapel Hill University, North Carolina, Hospital Revenue Refunding Bonds, VRDN, Series B,
                 2.30% due 2/15/2031 (a)                                                                              2,600

           810   Charlotte, North Carolina, Airport Revenue Refunding Bonds, VRDN, Series A, 2.28% due
                 7/01/2016 (a)(c)                                                                                       810

         2,370   Eagle Tax-Exempt Trust, North Carolina State, GO, VRDN, Series 2005-1001, Class A, 2.16%
                 due 3/01/2023 (a)                                                                                    2,370

         4,175   Elevation Water District of Johnston County, North Carolina, BAN, 3% due 5/25/2005                   4,184

         1,325   Forsyth County, North Carolina, GO, Refunding, Series B, 3% due 4/01/2005                            1,325

         1,465   Gaston County, North Carolina, Industrial Facilities and Pollution Control Financing
                 Authority, IDR (Marlatex Corporation Project), VRDN, AMT, 2.27% due 6/01/2015 (a)                    1,465

           270   Granville County, North Carolina, Industrial Facilities and Pollution Control Financing
                 Authority, Industrial Revenue Bonds (Lace Lastics Company Inc. Project), VRDN, AMT, 2.44%
                 due 10/01/2005 (a)                                                                                     270

                 Guilford County, North Carolina, Industrial Facilities and Pollution Control Financing
                 Authority, IDR, VRDN, AMT (a):
         2,500       (High Point Textiles Auxiliaries), Refunding, 2.22% due 6/01/2012                                2,500
         3,400       (Nat Sherman Building LLC), 2.32% due 3/01/2022                                                  3,400
           800       (Neal Manufacturing), 2.20% due 11/01/2013                                                         800
         1,900       (Ornamental Products), 2.20% due 12/01/2014                                                      1,900
         2,400       (Snider Tire Inc.), 2.22% due 10/01/2019                                                         2,400

        18,215   Halifax County, North Carolina, Industrial Facilities and Pollution Control Financing
                 Authority Revenue Bonds, Exempt Facilities (Westmoreland), VRDN, 2.26% due 12/01/2019 (a)           18,215

           900   Harnett County, North Carolina, Industrial Facilities and Pollution Control Financing
                 Authority, IDR (Edwards Brothers Inc. Project), VRDN, AMT, 2.22% due 1/01/2007 (a)                     900

         6,000   Hertford County, North Carolina, Industrial Facilities and Pollution Control Financing
                 Authority, IDR (Easco Corporation Project), VRDN, AMT, 2.26% due 11/01/2013 (a)                      6,000

         2,195   High Point, North Carolina, Combined Enterprise System Revenue Bonds, FLOATS, VRDN,
                 Series 998, 2.16% due 11/01/2031 (a)(f)                                                              2,195

         4,250   Lee County, North Carolina, Industrial Facilities and Pollution Control Financing Authority,
                 IDR (Lee Central LLC Project), VRDN, AMT, 2.22% due 12/01/2023 (a)                                   4,250

         2,290   Lincoln County, North Carolina, Industrial Facilities and Pollution Control Financing
                 Authority, IDR (Packaging NC Project), VRDN, 2.25% due 10/01/2013 (a)                                2,290

         9,000   Martin County, North Carolina, Industrial Facilities and Pollution Control Financing
                 Authority, IDR (Penco Products Project), VRDN, AMT, 2.43% due 9/01/2022 (a)                          9,000

                 Mecklenburg County, North Carolina, Industrial Facilities and Pollution Control Financing
                 Authority, Industrial Revenue Bonds, VRDN, AMT (a):
           700       (Ferguson Supply and Box Manufacturing), 2.23% due 8/01/2010                                       700
         5,100       (Southern Steel Company LLC Project), 2.17% due 3/02/2015                                        5,100

        14,115   Municipal Securities Trust Certificates, GO, VRDN, Series 138, Class A, 2.28% due 3/16/2015 (a)     14,115


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments (continued)                           CMA North Carolina Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
North Carolina (concluded)

       $   949   Newland, North Carolina, GO, BAN, 3% due 9/28/2005                                              $      953

         3,000   North Carolina Agriculture Finance Authority, Agriculture Development Revenue Bonds
                 (Albemarle Cotton Growers), VRDN, AMT, 2.22% due 7/01/2014 (a)                                       3,000

         8,010   North Carolina Agriculture Finance Authority, Agriculture Development Revenue Refunding
                 Bonds (Harvey Fertilizer and Gas Project), VRDN, AMT, 2.22% due 6/01/2016 (a)                        8,010

         4,000   North Carolina Capital Facilities Finance Agency, CP, 1.93% due 6/01/2005                            4,000

           620   North Carolina Capital Facilities Finance Agency, Educational Facilities Revenue Bonds
                 (Canterbury School Project), VRDN, 2.13% due 8/01/2022 (a)                                             620

        17,700   North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, MERLOTS, VRDN,
                 Series A22, 1.30% due 1/01/2024 (a)                                                                 17,700

         2,323   North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds,
                 MERLOTS, VRDN, Series 955-D, 2.16% due 1/01/2018 (a)(b)                                              2,323

                 North Carolina HFA, Home Ownership Revenue Bonds, VRDN, AMT (a):
           300       Series 15-C, 2.28% due 7/01/2032 (d)                                                               300
         5,200       Series 18-C, 2.28% due 1/01/2035                                                                 5,200

           735   North Carolina Medical Care Commission, Health Care Facilities, First Mortgage Revenue
                 Refunding Bonds (Carol Woods Project), VRDN, 2.30% due 4/01/2031 (a)(e)                                735

         3,200   North Carolina Medical Care Commission, Hospital Revenue Bonds (Moses H. Cone Memorial
                 Health System), VRDN, Series B, 2.10% due 10/01/2035 (a)                                             3,200

         4,325   North Carolina Medical Care Commission, Retirement Facilities Revenue Refunding Bonds
                 (Aldersgate Project), VRDN, 2.35% due 1/01/2031 (a)                                                  4,325

         3,450   North Carolina Medical Care Commission Revenue Bonds, ROCS, VRDN, Series II-R-296, 2.16%
                 due 9/01/2033 (a)(d)(h)                                                                              3,450

         4,335   North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue Bonds, ROCS,
                 Series II R-211, 2.16% due 1/01/2020 (a)(c)                                                          4,335

         1,000   North Carolina State, GO, MERLOTS, VRDN, Series A23, 2.35% due 3/01/2027 (a)                         1,000

         1,000   North Carolina State, Public School Building, GO, 4.60% due 4/01/2005                                1,000

         4,000   Piedmont Triad Airport Authority, North Carolina, Airport Revenue Bonds, VRDN, AMT, Series B,
                 2.20% due 7/01/2029 (a)(g)                                                                           4,000

           815   Piedmont Triad Airport Authority, North Carolina, Special Facility Revenue Bonds (Cessna
                 Aircraft Company Project), VRDN, 2.20% due 10/01/2012 (a)                                              815

         7,110   Raleigh Durham, North Carolina, Airport Authority, Airport Revenue Bonds, VRDN, AMT, 2.28%
                 due 11/01/2017 (a)(f)                                                                                7,110

         5,723   Rocky Point, North Carolina, Topsoil, Water and Sewer, GO, BAN, Series A, 3.50% due 11/16/2005       5,765

         2,300   Rowan County, North Carolina, Industrial Facilities and Pollution Control Financing Authority,
                 PCR, IDR (Hon Industries Project), VRDN, AMT, 2.22% due 4/01/2018 (a)                                2,300

         2,000   Rutherford County, North Carolina, Industrial Facilities and Pollution Control Financing
                 Authority, IDR (All American Homes of North Carolina), VRDN, AMT, 2.45% due 11/01/2011 (a)           2,000

         1,960   Sampson County, North Carolina, Industrial Facilities and Pollution Control Financing
                 Authority, IDR (Dubose Strapping Inc. Project), VRDN, AMT, 2.27% due 1/01/2012 (a)                   1,960

         2,600   Stanley County, North Carolina, Industrial Facilities and Pollution Control Financing
                 Authority, IDR (Patrick Industries Project), VRDN, AMT, 2.45% due 8/01/2010 (a)                      2,600

         1,045   University of North Carolina System Pool Revenue Bonds, Series A, 4% due 4/01/2006 (b)               1,058

         2,900   Vance County, North Carolina, Industrial Facilities and Pollution Control Financing Authority,
                 IDR (HH Hunt Manufacturing Facilities LLC Project), VRDN, 2.22% due 6/01/2015 (a)                    2,900

         1,900   Wilson County, North Carolina, Industrial Facilities and Pollution Control Financing Authority,
                 IDR (Supreme/Murphy Truck Project), VRDN, AMT, 2.25% due 6/01/2015 (a)                               1,900


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments (concluded)                           CMA North Carolina Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
Puerto Rico--2.5%

       $ 4,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, MSTR, VRDN, Series SGA 44,
                 2.23% due 7/01/2023 (a)                                                                         $    4,000

         1,000   Puerto Rico Government Development Bank, CP, 2.15% due 5/02/2005                                     1,000

                 Total Investments (Cost--$201,383*)--99.4%                                                         201,383
                 Other Assets Less Liabilities--0.6%                                                                  1,214
                                                                                                                 ----------
                 Net Assets--100.0%                                                                              $  202,597
                                                                                                                 ==========

(a) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(b) AMBAC Insured.

(c) MBIA Insured.

(d) FSA Insured.

(e) Radian Insured.

(f) FGIC Insured.

(g) XL Capital Insured.

(h) FHA Insured.

  * Cost for federal income tax purposes.

    See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments                                                 CMA Ohio Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
Ohio--99.5%

                 ABN AMRO Munitops Certificates Trust, Ohio, GO, VRDN (c):
       $10,820       Series 2003-34, 2.32% due 12/01/2011 (d)                                                    $   10,820
         5,000       Series 2004-23, 2.32% due 12/01/2011 (b)                                                         5,000

                 ABN AMRO Munitops Certificates Trust Revenue Bonds, Ohio, VRDN (a)(c):
         5,000       Series 2004-4, 2.32% due 6/01/2012                                                               5,000
         7,595       South-Western City School District Series 2001-7, 2.32% due 12/01/2007                           7,595

         4,930   ABN AMRO Munitops Certificates Trust, Westerville, Ohio, City School District, VRDN,
                 Series 2001-3, 2.32% due 6/01/2009 (c)(e)                                                            4,930

         2,000   Akron, Ohio, Income Tax Revenue Bonds, ROCS, VRDN, Series II-R-2137, 2.15% due 12/01/2020 (b)(c)     2,000

         1,325   Allen County, Ohio, GO, BAN, 1.95% due 9/07/2005                                                     1,326

         1,300   Ashtabula County, Ohio, Hospital Facilities Revenue Bonds (Ashtabula County Medical Center
                 Project), VRDN, 2.16% due 12/01/2007 (c)                                                             1,300

            35   Ashtabula County, Ohio, IDR (Neff-Perkins County Project), VRDN, AMT, 2.25% due 6/01/2005 (c)           35

         2,255   Barberton, Ohio, GO, Refunding and Improvement Notes, 2% due 4/13/2005                               2,256

         1,420   Barberton, Ohio, GO, State Improvement Notes, 1.98% due 11/17/2005                                   1,429

         3,600   Bryan, Ohio, GO, BAN, 2.675% due 12/01/2005                                                          3,608

         9,080   Butler County, Ohio, EDR (Great Miami Valley YMCA Project), VRDN, 2.33% due 9/01/2020 (c)            9,080

                 Cincinnati, Ohio, City School District, GO:
         3,845       PUTTERS, VRDN, Series 315, 2.14% due 6/01/2010 (c)(d)                                            3,845
         8,250       (School Computer Technology), BAN, 2.50% due 9/09/2005                                           8,282

                 Clinton County, Ohio, Hospital Revenue Refunding Bonds, VRDN (c):
         4,600       (Memorial Hospital Project), Series A-1, 2.38% due 8/01/2022                                     4,600
         2,570       (Saint Luke's Hospital Project), 2.38% due 12/01/2006                                            2,570
         4,300       Series D-1, 2.38% due 12/01/2015                                                                 4,300

         3,411   Clipper Tax-Exempt Trust, Ohio, COP, VRDN, AMT, Series 2000-04, 2.40% due 6/01/2005 (c)              3,411

         8,035   Columbus, Ohio, Regional Airport Authority, M/F Housing Revenue Refunding Bonds (West Bay
                 Apartments Project), VRDN, AMT, 2.24% due 12/01/2034 (c)                                             8,035

         5,585   Cuyahoga County, Ohio, BAN, 2.50% due 9/15/2005                                                      5,608

         4,635   Cuyahoga County, Ohio, Civic Facility Revenue Bonds (Fairfax Development Corporation), VRDN,
                 2.18% due 6/01/2022 (c)                                                                              4,635

         3,000   Cuyahoga County, Ohio, EDR (Cleveland Botanical Garden Project), VRDN, 2.31% due 7/01/2031 (c)       3,000

                 Cuyahoga County, Ohio, Health Care Facilities Revenue Bonds, VRDN (c):
         4,425       (A.M. McGregor Home Project), 2.15% due 1/01/2034                                                4,425
         3,155       (Catholic Charities Facilities), 2.20% due 7/01/2012                                             3,155

         4,900   Cuyahoga County, Ohio, Hospital Facilities Revenue Bonds (Sisters of Charity Health System),
                 VRDN, 2.17% due 11/01/2030 (c)                                                                       4,900

                 Cuyahoga County, Ohio, IDR, Refunding, VRDN (c):
           820       (Curtiss Wright Project), 2.25% due 12/01/2008                                                     820
         1,995       (Parma Care Center Inc. Project), AMT, 2.35% due 12/01/2011                                      1,995

                 Cuyahoga County, Ohio, IDR, VRDN (c):
           310       (Athens Pastries Inc. Project), AMT, 2.42% due 6/03/2009                                           310
           225       (Erieview Metal Treating Project), 2.42% due 5/05/2010                                             225
         3,570       (King Nut Project), AMT, 2.25% due 5/01/2021                                                     3,570

         2,650   Dayton, Ohio, GO, BAN, AMT, 3% due 7/07/2005                                                         2,657

         3,600   Deerfield Township, Ohio, Tax Increment Revenue Bonds, Subordinated Notes, VRDN, Series A,
                 2.33% due 12/01/2022 (c)                                                                             3,600

         2,020   Delaware, Ohio, GO, BAN, 2.50% due 6/08/2005                                                         2,023


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments (continued)                                     CMA Ohio Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
Ohio (continued)

                 Dover, Ohio, Improvement Notes, GO:
       $ 3,370       1.75% due 4/07/2005                                                                         $    3,370
         5,000       3.50% due 1/12/2006                                                                              5,044

         2,000   Eagle Tax-Exempt Trust, Cincinnati, Ohio, City School District, GO, VRDN, Series 2004-34,
                 Class A, 2.31% due 12/01/2031 (c)(d)                                                                 2,000

         4,000   Eagle Tax-Exempt Trust, Cleveland, Ohio, Water District, VRDN, Series 98, Class 3501, 2.15%
                 due 1/01/2021 (c)                                                                                    4,000

                 Eagle Tax-Exempt Trust, Ohio, Water Authority Revenue Bonds (Ohio Edison), VRDN, Series 95 (c):
        15,000       Class 3501, 2.15% due 7/01/2015                                                                 15,000
         5,800       Class 3502, 2.15% due 7/01/2015                                                                  5,800

         1,630   Fairborn, Ohio, GO, BAN, Series A, 2.25% due 8/04/2005                                               1,633

         2,500   Franklin County, Ohio, IDR, Refunding (Heekin Can Inc. Project), VRDN, 2.10% due 5/01/2007 (c)       2,500

         1,100   Fulton County, Ohio, IDR (Gilders Business Holdings Project), VRDN, AMT, 2.30% due 4/01/2007 (c)     1,100

         1,950   Grandville, Ohio, Exempt Village School District, GO, BAN, 3% due 6/23/2005                          1,954

           370   Greene County, Ohio, IDR (FC Limited/AFC Stamping), VRDN, AMT, 2.42% due 9/01/2016 (c)                 370

                 Hamilton County, Ohio, EDR, VRDN (c):
           346       (Cincinnati Performing Arts), 2.16% due 6/15/2005                                                  346
         4,800       (The Contemporary Arts Center), 2.16% due 11/01/2021                                             4,800

         4,145   Hamilton County, Ohio, Health Care Facilities Revenue Bonds (Sisters of Charity Senior Care),
                 VRDN, 2.19% due 8/01/2027 (c)                                                                        4,145

         1,240   Hamilton County, Ohio, Parking System Revenue Bonds, VRDN, 2.12% due 12/01/2026 (c)                  1,240

         1,140   Hancock County, Ohio, IDR (Koehler Brothers Inc. Project), VRDN, AMT, 2.25% due 6/01/2014 (c)        1,140

         5,965   Hancock County, Ohio, M/F Housing Revenue Bonds (Crystal Glen Apartments), VRDN, AMT,
                 Series A, 2.21% due 1/01/2031 (c)                                                                    5,965

         4,325   Hilliard, Ohio, School District, GO, Refunding, ROCS, VRDN, Series II-R-7503, 2.15% due
                 12/01/2023 (c)(e)                                                                                    4,325

           725   Huber Heights, Ohio, IDR (Lasermike Inc. Project), VRDN, 2.42% due 12/01/2014 (c)                      725

         2,825   Independence, Ohio, EDR, Refunding (Rockside Spectrum Building), VRDN, 2.20% due 12/01/2016 (c)      2,825

         3,650   Jackson, Ohio, Hospital Facilities, Revenue Refunding Bonds (Consolidated Health System-Holzer
                 Hospital), VRDN, 2.17% due 10/01/2029 (c)(f)                                                         3,650

         2,780   Kent, Ohio, GO, BAN, 2.75% due 10/20/2005                                                            2,793

         5,000   Knox County, Ohio, Hospital Facilities Revenue Bonds (Knox Community Hospital Project), VRDN,
                 2.17% due 12/01/2029 (c)                                                                             5,000

                 Lake County, Ohio, GO, BAN:
         2,000       2% due 4/14/2005                                                                                 2,001
         1,935       2.50% due 7/27/2005                                                                              1,940

         2,500   Lebanon, Ohio, Limited Tax, GO, BAN, 3% due 9/21/2005                                                2,515

         2,100   Lorain County, Ohio, IDR (Cutting Dynamics Project), VRDN, AMT, 2.25% due 11/01/2021 (c)             2,100

         1,415   Lucas County, Ohio, EDR (Hammill Manufacturing Company Project), VRDN, AMT, 2.21% due
                 5/01/2010 (c)                                                                                        1,415

                 Lucas County, Ohio, Hospital Revenue Bonds, VRDN (c):
            75       (Sunshine Children's Home Project), 2.30% due 12/01/2007                                            75
         1,175       (Sunshine Inc.--Northwest Ohio Project), 2.25% due 6/02/2014                                     1,175

         1,915   Mahoning County, Ohio, IDR (Industrial Waste Control Project), VRDN, AMT, 2.42% due
                 12/01/2032 (c)                                                                                       1,915

         1,565   Mahoning County, Ohio, Revenue Bonds (Youngstown Community School Project), VRDN, 2.20% due
                 2/01/2017 (c)                                                                                        1,565


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments (continued)                                     CMA Ohio Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
Ohio (continued)

       $ 3,702   Marion, Ohio, GO, BAN, 2.75% due 10/19/2005                                                     $    3,720

         5,250   Martins Ferry, Ohio, City School District, GO, BAN, 3% due 6/28/2005                                 5,261

         2,130   Marysville, Ohio, GO, Sewer Notes, 3% due 6/01/2005                                                  2,134

         6,800   Marysville, Ohio, Tax Increment Financing Revenue Notes, 2.75% due 9/14/2005                         6,832

         6,700   Mason, Ohio, EDR (Cedar Village Project), VRDN, 2.19% due 12/01/2017 (c)                             6,700

         2,000   Mason, Ohio, GO (Western Row Road Project), BAN, 3% due 6/30/2005                                    2,006

         1,335   Mason, Ohio, IDR (O D M Properties LLC Project), VRDN, AMT, 2.42% due 11/01/2018 (c)                 1,335

         2,000   Mayfield Heights, Ohio, GO, BAN, 3.25% due 1/26/2006                                                 2,014

         1,050   Medina County, Ohio, IDR (Partners in Plastics Project), VRDN, AMT, 2.25% due 9/01/2012 (c)          1,050

                 Middletown, Ohio, City School District, GO:
         5,000       BAN, 2.50% due 6/09/2005                                                                         5,007
         4,905       ROCS, VRDN, Series II-R-303, 2.15% due 12/01/2031 (b)(c)                                         4,905

         4,117   Middletown, Ohio, GO, BAN, 2.25% due 5/19/2005                                                       4,121

         1,300   Montgomery County, Ohio, EDR (Benjamin & Marian Project), VRDN, Series A, 2.20% due
                 4/01/2011 (c)                                                                                        1,300

                 Montgomery County, Ohio, Health Care Facilities Revenue Bonds, VRDN (c):
         2,475       (Kettering Affiliated Project), 2.20% due 5/01/2022                                              2,475
         1,605       (South Community Inc. Project), 2.39% due 9/01/2014                                              1,605

         1,560   Montgomery County, Ohio, IDR (Citywide Development Corporation Project), VRDN, AMT, 2.25%
                 due 12/01/2013 (c)                                                                                   1,560

         5,810   Montgomery County, Ohio, M/F Housing Revenue Refunding Bonds (Timber Creek Village Apartments),
                 VRDN, AMT, 2.23% due 12/01/2027 (c)                                                                  5,810

         2,405   Morrow County, Ohio, GO, Refunding, BAN, 2.50% due 7/20/2005                                         2,410

         3,610   Municipal Securities Trust Certificates, Revenue Refunding Bonds (Ohio State Turnpike
                 Commission), VRDN, Series 2000-104, Class A, 2.23% due 11/14/2017 (b)(c)                             3,610

         1,100   Ohio State Air Quality Development Authority, PCR (Ohio Edison Company), VRDN, AMT, Series C,
                 2.30% due 9/01/2018 (c)                                                                              1,100

                 Ohio State Air Quality Development Authority, Revenue Refunding Bonds (Cincinnati Gas and
                 Electric), VRDN (c):
         2,100       Series A, 2.46% due 9/01/2030                                                                    2,100
         2,100       Series B, 2.52% due 9/01/2030                                                                    2,100

                 Ohio State, GO, VRDN (c):
         1,500       FLOATS, Series 945, 2.15% due 6/15/2011                                                          1,500
         9,580       PUTTERS, Series 306, 2.14% due 11/01/2018                                                        9,580

         2,705   Ohio State Higher Educational Facilities Commission Revenue Bonds (Mount Vernon Nazareth
                 College Project), VRDN, 2.20% due 9/01/2009 (c)                                                      2,705

         2,075   Ohio State Higher Educational Facilities Commission Revenue Refunding Bonds (Pooled Financing),
                 VRDN, 2.15% due 12/01/2016 (c)                                                                       2,075

         2,700   Ohio State IDR (University Forest Products Project), VRDN, AMT, 2.27% due 10/01/2020 (c)             2,700

                 Ohio State Solid Waste Revenue Bonds, VRDN, AMT (c):
         2,945       (BP Exploration and Oil Inc. Project), 2.29% due 2/01/2033                                       2,945
         1,500       (BP Exploration and Oil Inc. Project), 2.29% due 8/01/2034                                       1,500
         4,600       (BP Exploration and Oil Project), 2.29% due 8/01/2034                                            4,600

         1,000   Ohio State Solid Waste Revenue Refunding Bonds (BP Products of North America), VRDN, AMT,
                 2.29% due 8/01/2034 (c)                                                                              1,000


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments (continued)                                     CMA Ohio Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
Ohio (continued)

       $ 6,000   Ohio State Water Development Authority, Solid Waste Facilities Revenue Bonds (PEL
                 Technologies Project), VRDN, AMT, 2.18% due 7/01/2027 (c)                                       $    6,000

         1,955   Perrysburg, Ohio, GO, BAN, 2.20% due 8/11/2005                                                       1,958

                 Portage County, Ohio, Industrial Revenue Bonds, VRDN (c):
         3,000       (Commercial Turf Products Ltd. Project), AMT, 2.19% due 5/01/2022                                3,000
           845       (John E. Susong Project), Series B, 2.42% due 5/02/2016                                            845

                 Portage County, Ohio, Industrial Revenue Refunding Bonds, VRDN (c):
         1,160       (John E. Susong Project), Series A, 2.42% due 5/02/2011                                          1,160
         1,605       (PM Properties One Ltd.), AMT, 2.25% due 11/01/2012                                              1,605

           400   Rickenbacker, Ohio, Port Authority, IDR, Refunding (Rickenbacker Holdings, Inc.), VRDN,
                 2.20% due 12/01/2010 (c)                                                                               400

         1,010   Sandusky County, Ohio, IDR (Magnesium Refining Technologies Inc. Project), VRDN, AMT,
                 Series A, 2.42% due 9/01/2007 (c)                                                                    1,010

         1,900   Strongsville, Ohio, GO, BAN, 2% due 6/30/2005                                                        1,901

           955   Strongsville, Ohio, IDR (E&E Properties/Dupli Systems Project), VRDN, AMT, 2.30% due
                 2/01/2010 (c)                                                                                          955

         2,250   Summit County, Ohio, Exempt Facility Revenue Bonds (KB Compost Services Inc. Project), VRDN,
                 AMT, 2.25% due 12/01/2011 (c)                                                                        2,250

                 Summit County, Ohio, IDR, VRDN (c):
           830       (Ace Precision Industries Inc. Project), 2.35% due 7/01/2014                                       830
           322       (Austin Printing Company Inc. Project), AMT, 2.35% due 8/01/2006                                   322
           755       (Waldonia Investment Project), AMT, 2.42% due 7/01/2018                                            755

         4,500   Tallmadge, Ohio, City School District, GO, BAN, 3% due 6/29/2005                                     4,511

         3,500   Toledo, Ohio, City School District, GO, PUTTERS, VRDN, Series 655, 2.32% due 12/01/2011 (b)(c)       3,500

         3,500   Trumbull County, Ohio, IDR (Ellwood Engineered Casting Company, Refunding, VRDN, AMT, 2.25%
                 due 4/01/2013 (c)                                                                                    3,500

           750   Union County, Ohio, IDR (Union Aggregates Company Project), VRDN, AMT, 2.26% due 11/01/2006 (c)        750

         3,300   University of Toledo, Ohio, General Receipts Revenue Refunding Bonds, VRDN, 2.21% due
                 6/01/2032 (b)(c)                                                                                     3,300

         2,050   Upper Valley Joint Vocational School District, Ohio, GO, BAN, 2.62% due 11/29/2005                   2,054

           725   Valley View, Ohio, IDR (Porter Development Project), VRDN, AMT, 2.35% due 5/01/2016 (c)                725

           915   Valley View, Ohio, IDR, Refunding and Improvement Bonds (Sweet Valley Dillon), VRDN, 2.42%
                 due 4/01/2011 (c)                                                                                      915

         1,850   Vinton County, Ohio, Local School District, GO, BAN, 3% due 7/07/2005                                1,855

         2,100   Wauseon, Ohio, GO, BAN, 2.58% due 11/23/2005                                                         2,108

         3,725   West Chester Township, Ohio, Tax Increment Financing Revenue Bonds (West Chester Streets
                 Project), VRDN, 2.16% due 12/01/2021 (c)                                                             3,725

         1,276   Williams County, Ohio, GO, BAN, 1.95% due 5/05/2005                                                  1,277

         1,105   Willoughby, Ohio, IDR (Malish Brush and Specialty), VRDN, AMT, 2.25% due  6/01/2009 (c)              1,105


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments (concluded)                                     CMA Ohio Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
Ohio (concluded)

                 Wood County, Ohio, IDR, VRDN, AMT (c):
       $   280       (Centaur Tool and Die Inc. Project), 2.35% due 8/01/2010                                    $      280
         1,600       (Jerl Machine Project), 2.26% due 9/01/2016                                                      1,600

           580   Wooster, Ohio, IDR (Litco International Inc. Project), VRDN, AMT, 2.35% due 5/01/2010 (c)              580

                 Total Investments (Cost--$377,307*)--99.5%                                                         377,307
                 Other Assets Less Liabilities--0.5%                                                                  2,000
                                                                                                                 ----------
                 Net Assets--100.0%                                                                              $  379,307
                                                                                                                 ==========

(a) AMBAC Insured.

(b) FGIC Insured.

(c) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(d) FSA Insured.

(e) MBIA Insured.

(f) Radian Insured.

  * Cost for federal income tax purposes.

    See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments                                         CMA Pennsylvania Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
Pennsylvania--97.1%

       $ 3,760   ABN AMRO Munitops Certificates Trust, GO, VRDN, Series 2001-18, 2.32% due 10/01/2009 (c)(d)     $    3,760

         9,500   ABN AMRO Munitops Certificates Trust Revenue Bonds, Pennsylvania, VRDN, Series 2003-24,
                 2.32% due 6/01/2011 (d)(e)                                                                           9,500

        21,879   ABN AMRO Munitops Certificates Trust, VRDN, Series 1999-16, 2.31% due 3/07/2007 (b)(d)              21,879

         2,955   Allegheny County, Pennsylvania, GO, Series C-51, 1.40% due 5/01/2027 (d)                             2,955

                 Allegheny County, Pennsylvania, Hospital Development Authority, Hospital Revenue Bonds,
                 VRDN (d):
         1,165       (Jefferson Regional Medical Center), 1.10% due 4/01/2005                                         1,165
         3,000       (South Hills Health System), Series A, 1.71% due 6/01/2005                                       3,000

         4,010   Allegheny County, Pennsylvania, Hospital Development Authority Revenue Bonds (Presbyterian
                 University Hospital), ACES, VRDN, Series B-3, 2.10% due 3/01/2018 (d)                                4,010

         2,960   Allegheny County, Pennsylvania, IDA, Health and Housing Facilities, Senior Revenue Refunding
                 Bonds (Longwood at Oakmont Inc.), VRDN, Series A, 2.26% due 7/01/2027 (d)(g)                         2,960

         4,800   Allegheny County, Pennsylvania, IDA, Revenue Bonds (Western Pennsylvania School for Blind
                 Children), VRDN, 1.70% due 7/01/2005 (d)                                                             4,800

         7,500   Allegheny County, Pennsylvania, IDA, Revenue Refunding Bonds, MERLOTS, VRDN, Series A-48,
                 2.35% due 9/01/2011 (a)(d)                                                                           7,500

         2,100   Allegheny County, Pennsylvania, IDR (Residential Rental Development), VRDN, AMT, Series A,
                 2.17% due 7/01/2026 (d)                                                                              2,100

         7,000   Allegheny County, Pennsylvania, Port Authority, GAN, 3% due 6/30/2005                                7,024

         2,900   Allegheny County, Pennsylvania, Residential Finance Authority, S/F Mortgage Revenue Bonds,
                 VRDN, AMT, Series PP, 2.25% due 11/01/2035 (d)(h)                                                    2,900

         1,180   Beaver County, Pennsylvania, IDA, IDR (Warehouse Real Estate), VRDN, AMT, Series A, 2.26%
                 due 8/01/2008 (d)                                                                                    1,180

                 Berks County, Pennsylvania, IDA, Manufacturing Facilities Revenue Bonds, VRDN, AMT (d):
           525       (Berks Products Corporation), 2.39% due 8/01/2006                                                  525
         3,900       (Ram Industries Inc. Project), 2.35% due 12/01/2011                                              3,900

         2,265   Berks County, Pennsylvania, IDA Revenue Bonds (World Electronics Sales), VRDN, AMT, 2.27%
                 due 8/01/2016 (d)                                                                                    2,265

         5,425   Blair County, Pennsylvania, IDA Revenue Bonds (NPC Inc. Project), VRDN, AMT, 2.26% due
                 9/01/2017 (d)                                                                                        5,425

         1,050   Boyertown, Pennsylvania, Area School District, GO, 3.50% due 10/01/2005 (d)(e)                       1,055

         2,835   Bradford County, Pennsylvania, IDA, EDR (Towanda Printing Company), VRDN, AMT, 2.43% due
                 9/01/2016 (d)                                                                                        2,835

         2,340   Bradford County, Pennsylvania, IDA, Revenue Bonds (State Aggregates Inc. Project), VRDN, AMT,
                 2.27% due 2/01/2015 (d)                                                                              2,340

                 Bucks County, Pennsylvania, IDA, Revenue Bonds, VRDN, AMT (d):
         3,580       (Bracalentes Manufacturing Company Inc. Project), 2.27% due 6/01/2016                            3,580
         4,500       (Harsco Corporation Project), 2.27% due 8/01/2011                                                4,500
         3,740       (L&P Properties LP Project), Series A, 2.37% due 6/01/2014                                       3,740
           625       (Specialty Ring Products Inc.), 2.27% due 10/01/2009                                               625

         1,865   Carbondale, Pennsylvania, IDA, IDR (JM Wells Company LP Project), VRDN, AMT, 2.25% due
                 9/01/2015 (d)                                                                                        1,865

         2,000   Carlisle, Pennsylvania, Area School District, GO, Refunding, PUTTERS, VRDN, Series 644,
                 2.16% due 9/01/2010 (b)(d)                                                                           2,000

         2,300   Cheltenham Township, Pennsylvania, GO, TRAN, 3.25% due 12/30/2005                                    2,317

                 Chester County, Pennsylvania, IDA, Revenue Bonds, VRDN, AMT (d):
         2,435       (The Hankin Group), Series A, 2.27% due 12/01/2020                                               2,435
         2,650       (West Vincent Association), Series B, 2.27% due 12/01/2020                                       2,650

         1,155   Crawford County, Pennsylvania, IDA (Heatrix Inc. Project), VRDN, AMT, Series A, 2.30% due
                 11/01/2017 (d)                                                                                       1,155

         2,540   Dauphin County, Pennsylvania, IDA, Revenue Bonds (Interconnection System Project), VRDN,
                 AMT, 2.19% due 1/01/2014 (d)                                                                         2,540

         5,000   Eagle Tax-Exempt Trust, Delaware Valley, Pennsylvania, Regional Finance Authority, Local
                 Government Revenue Bonds, VRDN, Series 2004-0026, Class A, 2.15% due 8/01/2028 (a)(d)                5,000

         5,940   Eagle Tax-Exempt Trust, Pennsylvania, VRDN, Series 96C, Class 3801, 2.31% due 5/01/2014 (d)          5,940

         5,750   Eagle Tax-Exempt Trust, Pennsylvania State, GO, Refunding, VRDN, Series 2004-0043, Class A,
                 2.15% due 9/01/2016 (d)                                                                              5,750


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments (continued)                             CMA Pennsylvania Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
Pennsylvania (continued)

       $   950   Erie County, Pennsylvania, Industrial Development (Reed Manufacturing Corp. Project),
                 VRDN, AMT, 2.35% due 6/01/2006 (d)                                                              $      950

         4,500   Geisinger Authority, Pennsylvania, Health System Revenue Refunding Bonds (Geisinger Health
                 Systems), VRDN, 2.20% due 8/01/2028 (d)                                                              4,500

         1,700   Geisinger, Pennsylvania, Health System Authority Revenue Bonds (Geisinger Health System),
                 VRDN, 2.20% due 11/15/2032 (d)                                                                       1,700

         1,605   Greene County, Pennsylvania, IDA, Revenue Bonds (Manufacturing Facilities--Kyowa America),
                 VRDN, AMT, Series D, 2.30% due 7/01/2014 (d)                                                         1,605

         5,430   Grove City, Pennsylvania, Area Hospital Authority, Health Care Facility Revenue Bonds
                 (John XXIII Home Project), VRDN, 2.20% due 2/01/2030 (d)                                             5,430

         2,590   Hampden, Pennsylvania, IDA, Revenue Refunding Bonds (Pennsylvania Pipe Inc.), VRDN, AMT,
                 2.27% due 12/01/2014 (d)                                                                             2,590

                 Indiana County, Pennsylvania, IDA, PCR, Refunding, VRDN, AMT, Series A (d):
         2,780       (Conemaugh Project), 2.30% due 6/01/2027                                                         2,780
         5,200       (Exelon Generation Company, LLC Project), 2.28% due 6/01/2027                                    5,200

                 Jackson Township, Pennsylvania, IDA, Revenue Bonds, VRDN, AMT (d):
           940       (I Auman Machine Company Inc. Project), 2.27% due 6/01/2008                                        940
         4,975       (V&S Lebanon Galvanizing Project), 2.25% due 4/01/2021                                           4,975

         6,390   Lackawanna County, Pennsylvania, GO, MSTR, VRDN, Series SGB-38, 2.15% due 9/15/2020 (d)              6,390

         4,000   Lackawanna County, Pennsylvania, GO, Refunding, VRDN, Series B, 2.14% due 10/15/2029 (d)(e)          4,000

         1,400   Lackawanna County, Pennsylvania, IDA, IDR (Herff Jones Inc. Project), VRDN, AMT, 2.25% due
                 6/01/2026 (d)                                                                                        1,400

        10,000   Lancaster County, Pennsylvania, Hospital Authority, Health Center Revenue Refunding Bonds
                 (Brethren Village), VRDN, 2.17% due 6/15/2020 (d)                                                   10,000

         1,200   Lancaster, Pennsylvania, IDA, IDR (Buck Company Project), VRDN, AMT, 2.39% due 2/01/2010 (d)         1,200

         3,000   Lancaster, Pennsylvania, IDA, Revenue Bonds (Student Lodging, Inc. Project), VRDN, 2.27% due
                 12/01/2026 (d)                                                                                       3,000

         2,555   Lehigh County, Pennsylvania, IDA, Revenue Bonds (New Columbia Joint Company), VRDN, AMT,
                 Series B, 2.22% due 11/01/2022 (d)                                                                   2,555

         2,263   Ligonier Valley, Pennsylvania, School District, TAN, 3% due 6/30/2005                                2,270

                 Luzerne County, Pennsylvania, IDA, Revenue Bonds, VRDN (d):
           910       (Diamond Manufacturing Company), 2.27% due 5/01/2006                                               910
         3,470       (Nardone Brothers Baking Project), AMT, 2.22% due 3/01/2019                                      3,470

         5,000   Mercer County, Pennsylvania, GO, TRAN, 3.25% due 12/30/2005                                          5,037

         4,100   Montgomery County, Pennsylvania, IDA, Retirement Coummunity Revenue Bonds (ACTS
                 Retirement--Life Communities, Inc.), VRDN, 2.26% due 11/15/2029 (d)(g)                               4,100

                 Montgomery County, Pennsylvania, IDA, Revenue Bonds, VRDN (d):
           275       (Alcom Printing Group), AMT, Series A, 2.59% due 1/01/2020                                         275
           895       (Alcom Printing Group), AMT, Series B, 2.27% due 1/01/2020                                         895
         1,435       (Big Little Association Project), Series A, 2.44% due 2/01/2019                                  1,435
         3,260       (Edmund Optical Manufacturing LLC Project), AMT, 2.27% due 4/01/2016                             3,260
           985       (Girl Scouts of Southeastern Pennsylvania), 2.22% due 2/01/2025                                    985
         1,115       (Independent Support System Project), 2.22% due 3/01/2016                                        1,115
           485       (Jadko Inc. Project), AMT, Series B, 2.27% due 6/01/2008                                           485
           505       (Jadko Project), AMT, Series A, 2.27% due 6/01/2020                                                505
         1,645       (PB Hoffmann LLC Project), AMT, 2.27% due 1/01/2020                                              1,645
         2,155       (Valley Forge Baptist), 2.22% due 9/01/2023                                                      2,155

         1,400   Montgomery County, Pennsylvania, IDA, Revenue Refunding Bonds (Laneko Engineering), VRDN,
                 AMT, Series A, 2.22% due 4/01/2007 (d)                                                               1,400

         4,425   Mount Lebanon, Pennsylvania, School District, GO, MERLOTS, VRDN, Series B19, 2.35% due
                 2/15/2027 (b)(d)                                                                                     4,425


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments (continued)                             CMA Pennsylvania Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
Pennsylvania (continued)

       $ 2,500   Mount Lebanon, Pennsylvania, TRAN, 3% due 7/29/2005                                             $    2,506

         4,550   Municipal Securities Trust Certificates, Pennsylvania, GO, Refunding, VRDN, Series 2000-110,
                 Class A, 2.20% due 8/17/2010 (d)                                                                     4,550

         6,000   Municipal Securities Trust Certificates Revenue Refunding Bonds, VRDN, Series 2001-121,
                 Class A, 2.28% due 12/22/2009 (c)(d)                                                                 6,000

         4,445   Northampton County, Pennsylvania, General Purpose Authority Revenue Bonds (Lafayette
                 College), 3% due 11/21/2005                                                                          4,473

                 Northampton County, Pennsylvania, IDA, Revenue Bonds, VRDN, AMT (d):
         3,435       (DG Properties Inc. Project), 2.27% due 7/01/2021                                                3,435
         2,090       (Nicos Polymers & Grinding), 2.27% due 2/01/2020                                                 2,090
         2,160       (Reale Association Project), 2.39% due 4/01/2012                                                 2,160

         3,000   Northampton Township, Pennsylvania, TRAN, 3.25% due 12/30/2005                                       3,023

         2,840   Northumberland County, Pennsylvania, IDA, Revenue Bonds (Butter Krust Baking Company Project),
                 VRDN, AMT, 2.27% due 5/01/2011 (d)                                                                   2,840

           200   Pennsylvania Economic Development Financing Authority, Development Revenue Bonds (Donald R.
                 Kleine Living Trust), VRDN, AMT, Series A4, 2.21% due 4/01/2011 (d)                                    200

                 Pennsylvania Economic Development Financing Authority, EDR, VRDN (d):
           250       AMT, Series A6, 2.21% due 4/01/2007                                                                250
           295       AMT, Series A6, 2.21% due 8/01/2014                                                                295
           375       AMT, Series B8, 2.21% due 12/01/2024                                                               375
           200       AMT, Series C2, 2.21% due 8/01/2012                                                                200
           200       AMT, Series D4, 2.21% due 8/01/2011                                                                200
         3,600       AMT, Series D-7, 2.21% due 8/01/2022                                                             3,600
           250       AMT, Series G5, 2.21% due 12/01/2013                                                               250
           300       (Gutchess Hardwoods Inc. Project), Series B, 2.25% due 4/01/2005                                   300
           900       (The Herr Group), Series H7, 2.21% due 12/01/2021                                                  900
           500       (Joseph B. Pigliacampo), AMT, Series B7, 2.21% due 5/01/2010                                       500
           400       (L.B. Foster Company), AMT, Series A2, 2.21% due 4/01/2021                                         400
           900       (Moshannon Valley Economic Development Project), AMT, Series A1, 2.21% due 4/01/2017               900
         1,500       (North American Communications Project), AMT, Series A1, 2.21% due 4/01/2011                     1,500
         4,900       (Northeast Architectural Products), AMT, Series B5, 2.21% due 8/01/2023                          4,900

           100   Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds
                 (Pittsburgh Thermal Limited), VRDN, Series A1, 2.21% due 5/01/2022 (d)                                 100

                 Pennsylvania Economic Development Financing Authority Revenue Bonds, VRDN (d):
         1,000       (Conestoga Wood Specialists), Series C-1, 2.27% due 3/01/2015                                    1,000
         3,040       (Waste Gas Fabricating Company Project), AMT, Series C-3, 2.27% due 4/01/2020                    3,040

         3,000   Pennsylvania Economic Development Financing Authority, Revenue Bonds (Westrum Harleysville II
                 Project), VRDN, AMT, 2.33% due 12/01/2034 (d)                                                        3,000

                 Pennsylvania Economic Development Financing Authority, Wastewater Treatment Revenue Refunding
                 Bonds (Sunoco Inc.--R & M Project), VRDN, AMT (d):
         1,900       Series A, 2.345% due 10/01/2034                                                                  1,900
         2,300       Series B, 2.53% due 10/01/2034                                                                   2,300

                 Pennsylvania Energy Development Authority Revenue Bonds, VRDN, AMT (d):
         1,940       (B&W Ebensburg Project), 2.33% due 12/01/2011                                                    1,940
           900       (Piney Creek), Series C, 2.33% due 12/01/2011                                                      900

           510   Pennsylvania HFA, S/F Mortgage Revenue Bonds, VRDN, AMT, Series 81A, 1.25% due 4/01/2005 (d)           510

         6,300   Pennsylvania Housing Finance Agency, S/F Mortgage Revenue Bonds, VRDN, AMT, Series 86B, 2.29%
                 due 4/01/2035 (d)                                                                                    6,300


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments (continued)                             CMA Pennsylvania Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
Pennsylvania (concluded)

       $ 3,635   Pennsylvania State, GO, Refunding, FLOATS, VRDN, Series 1010, 2.15% due 7/01/2019 (b)(d)        $    3,635

                 Pennsylvania State, GO, VRDN (d):
        12,358       FLOATS, Series 696, 2.16% due 5/01/2018 (e)                                                     12,358
         5,850       MERLOTS, Series A15, 2.35% due 1/01/2017 (b)                                                     5,850

         6,000   Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue Refunding Bonds,
                 VRDN, AMT, Series B, 2.16% due 1/01/2017 (d)(e)                                                      6,000

                 Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, VRDN (d):
         1,200       (Association of Independent Colleges and Universities), Series C-6, 1.04% due 5/01/2005          1,200
         2,000       (Association of Independent Colleges and Universities), Series M-3, 2% due 11/01/2033            2,000
         1,500       (Cedar Crest College), Series H-2, 1.40% due 5/01/2005                                           1,500
         2,600       (Council of Independent Colleges), Series A-8, 1.125% due 4/01/2005                              2,600
         8,000       (Honeysuckle Holdings Student Housing Project at Bloomsburg University of Pennsylvania),
                     Series A, 2.14% due 7/01/2034                                                                    8,000
        10,000       (University Properties Inc., Student Housing Project at East Stroudsburg University),
                     Series A, 2.14% due 8/01/2035                                                                   10,000

                 Pennsylvania State Public School Building Authority, School Revenue Bonds, VRDN (d)(e):
         7,800       FLOATS, Series 958, 2.16% due 6/01/2033                                                          7,800
         2,995       MERLOTS, Series A42, 1.80% due 7/27/2005                                                         2,995

         4,000   Pennsylvania State Turnpike Commission, Turnpike Revenue Refunding Bonds, VRDN, Series U,
                 2.12% due 12/01/2019 (d)                                                                             4,000

                 Philadelphia, Pennsylvania, Authority for IDR, VRDN (d):
         4,410       (Comhar Inc. Project), 2.17% due 9/01/2023                                                       4,410
         1,515       (Henry H. Ottens Manufacturing Project), 2.44% due 10/01/2013                                    1,515
         1,120       (Interim House West Project), 2.22% due 9/01/2026                                                1,120
         1,940       (Lannett Company Inc. Project), 2.27% due 5/01/2014                                              1,940

         3,385   Philadelphia, Pennsylvania, Authority for Industrial Development, Airport Revenue Bonds,
                 FLOATS, VRDN, Series 04-L17, 2.36% due 7/01/2007 (c)(d)                                              3,385

         2,395   Philadelphia, Pennsylvania, Gas Works Revenue Refunding Bonds, FLOATS, VRDN, Series 906,
                 2.16% due 7/01/2017 (d)(e)                                                                           2,395

         4,800   Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities Authority, Hospital
                 Revenue Bonds (Wills Eye Hospital Project), VRDN, 2.12% due 11/01/2030 (d)                           4,800

           600   Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities Authority, Hospital
                 Revenue Refunding Bonds (Children's Hospital Project), VRDN, Series A, 2.30% due 2/15/2014 (d)         600

         2,300   Pottstown Boro, Pennsylvania, Educational Facilities Authority Revenue Bonds (The Hill School
                 Project), VRDN, 2.13% due 8/01/2032 (d)                                                              2,300

         5,000   Saint Mary Hospital Authority of Bucks County, Pennsylvania, Revenue Bonds (Catholic Health
                 Initiatives), VRDN, Series C, 2.25% due 5/01/2044 (d)                                                5,000

         2,585   Scranton--Lackawanna, Pennsylvania, Health and Welfare Authority, Revenue Refunding Bonds,
                 MERLOTS, VRDN, Series A-18, 2.35% due 3/01/2015 (a)(d)                                               2,585

         1,400   Selinsgrove, Pennsylvania, Area School District, TRAN, 3% due 6/30/2005                              1,405

         3,485   Somerset County, Pennsylvania, IDA, Revenue Bonds (Somerset Welding and Steel), VRDN, AMT,
                 2.25% due 3/02/2015 (d)                                                                              3,485

         5,300   University of Pittsburgh, Pennsylvania, The Commonwealth System of Higher Education
                 (Pittsburgh Asset Notes--Panthers), 3% due 10/14/2005                                                5,340

                 Venango, Pennsylvania, IDA, CP:
         7,000       2.04% due 5/05/2005                                                                              7,000
        15,000       2.10% due 5/05/2005                                                                             15,000

         8,835   Washington County, Pennsylvania, Hospital Authority, Revenue Refunding Bonds (Washington
                 Hospital Project), VRDN, 2.25% due 7/01/2005 (a)(d)                                                  8,847

         2,000   Washington County, Pennsylvania, IDA, IDR (Pennatronics Corporation Project), VRDN, AMT, 2.25%
                 due 11/01/2020 (d)                                                                                   2,000

           785   Westmoreland County, Pennsylvania, IDA, Revenue Bonds (Newcomer Products), VRDN, AMT, 2.30%
                 due 12/01/2006 (d)                                                                                     785

         2,515   York County, Pennsylvania, IDA, Revenue Bonds (495 Leasing Project), VRDN, AMT, 2.27% due
                 6/01/2021 (d)                                                                                        2,515


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Schedule of Investments (concluded)                             CMA Pennsylvania Municipal Money Fund        (In Thousands)

       Face
       Amount    Municipal Bonds                                                                                   Value
Puerto Rico--2.8%

                 Puerto Rico Government Development Bank, CP:
       $ 7,000       2.15% due 5/02/2005                                                                         $    7,000
         3,000       2.10% due 5/06/2005                                                                              3,000

         2,583   Puerto Rico Public Finance Corporation Revenue Bonds, FLOATS, VRDN, Series 911, 2.14%
                 due 8/01/2026 (d)(f)                                                                                 2,583

                 Total Investments (Cost--$454,542*)--99.9%                                                         454,542
                 Other Assets Less Liabilities--0.1%                                                                    339
                                                                                                                 ----------
                 Net Assets--100.0%                                                                              $  454,881
                                                                                                                 ==========

(a) AMBAC Insured.

(b) MBIA Insured.

(c) FGIC Insured.

(d) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(e) FSA Insured.

(f) CIFG Insured.

(g) Radian Insured.

(h) GNMA Collateralized.

  * Cost for federal income tax purposes.

    See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Statements of Assets and Liabilities

                                                          CMA               CMA                CMA                CMA
As of March 31, 2005                                    Arizona          California        Connecticut       Massachusetts
Assets

       Investments in unaffiliated securities,
       at value*                                    $   168,375,306    $ 2,381,018,208    $   517,889,796   $   343,282,255
       Cash                                                  39,198            121,242             36,838            51,940
       Interest receivable                                  681,706         15,622,502          2,164,323         1,951,443
       Receivable for beneficial interest sold                   --                 --                 --                --
       Prepaid expenses and other assets                     11,039             28,354             11,115             9,277
                                                    ---------------    ---------------    ---------------   ---------------
       Total assets                                     169,107,249      2,396,790,306        520,102,072       345,294,915
                                                    ---------------    ---------------    ---------------   ---------------

Liabilities

       Payable for securities purchased                          --                 --                 --                --
       Payable to investment adviser                         65,605            754,288            196,618           133,048
       Payable to distributor                                32,299            445,208             95,420            72,373
       Payable for other affiliates                           7,057             86,305             18,523            18,119
       Payable for beneficial interest redeemed               2,297             12,292              2,068             2,404
       Accrued expenses and other liabilities                17,271             66,366             24,511            25,527
                                                    ---------------    ---------------    ---------------   ---------------
       Total liabilities                                    124,529          1,364,459            337,140           251,471
                                                    ---------------    ---------------    ---------------   ---------------

Net Assets

       Net assets                                   $   168,982,720    $ 2,395,425,847    $   519,764,932   $   345,043,444
                                                    ===============    ===============    ===============   ===============

Net Assets Consist of

       Undistributed investment income--net         $            45    $            --    $            --   $            --
       Accumulated realized capital losses--net            (50,738)          (103,231)           (60,240)          (10,812)
                                                    ---------------    ---------------    ---------------   ---------------
       Total accumulated (losses)--net                     (50,693)          (103,231)           (60,240)          (10,812)
       Shares of beneficial interest,
       $.10 par value, unlimited number
       of shares authorized                              16,904,876        239,590,429         51,989,951        34,505,435
       Paid-in capital in excess of par                 152,128,537      2,155,938,649        467,835,221       310,548,821
                                                    ---------------    ---------------    ---------------   ---------------
       Net Assets--Equivalent to $1.00 per
       share based on shares of beneficial
       interest outstanding++                       $   168,982,720    $ 2,395,425,847    $   519,764,932   $   345,043,444
                                                    ===============    ===============    ===============   ===============
           ++ Shares of beneficial interest
              outstanding                               169,048,761      2,395,904,293        519,899,506       345,054,354
                                                    ===============    ===============    ===============   ===============
            * Identified cost                       $   168,375,306    $ 2,381,018,208    $   517,889,796   $   343,282,255
                                                    ===============    ===============    ===============   ===============

              See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Statements of Assets and Liabilities (continued)

                                                          CMA               CMA                CMA                CMA
As of March 31, 2005                                    Michigan         New Jersey          New York        North Carolina
Assets

       Investments in unaffiliated securities,
       at value*                                    $   270,010,185    $ 1,023,252,134    $ 2,310,751,801   $   201,382,772
       Cash                                                  85,273            213,779          1,297,003            27,251
       Interest receivable                                1,513,824          4,550,692         13,986,321           617,475
       Receivable for beneficial interest sold                   --                 --                 --         1,770,498
       Prepaid expenses and other assets                      5,891             11,567             20,707             5,612
                                                    ---------------    ---------------    ---------------   ---------------
       Total assets                                     271,615,173      1,028,028,172      2,326,055,832       203,803,608
                                                    ---------------    ---------------    ---------------   ---------------

Liabilities

       Payable for securities purchased                          --                 --         12,067,469         1,058,021
       Payable to investment adviser                        105,189            360,341            728,355            75,702
       Payable to distributor                                52,952            194,194            431,576            41,654
       Payable for other affiliates                          15,512             47,660             98,546            11,309
       Payable for beneficial interest redeemed               2,846              4,682              5,125                --
       Accrued expenses and other liabilities                17,297             38,809             58,997            20,361
                                                    ---------------    ---------------    ---------------   ---------------
       Total liabilities                                    193,796            645,686         13,390,068         1,207,047
                                                    ---------------    ---------------    ---------------   ---------------

Net Assets

       Net assets                                   $   271,421,377    $ 1,027,382,486    $ 2,312,665,764   $   202,596,561
                                                    ===============    ===============    ===============   ===============

Net Assets Consist of

       Undistributed investment income--net         $            --    $            --    $            --   $            --
       Accumulated realized capital losses--net            (22,330)          (132,555)          (177,459)           (3,740)
                                                    ---------------    ---------------    ---------------   ---------------
       Total accumulated (losses)--net                     (22,330)          (132,555)          (177,459)           (3,740)
       Shares of beneficial interest,
       $.10 par value, unlimited number
       of shares authorized                              27,150,413        102,751,537        231,325,146        20,261,567
       Paid-in capital in excess of par                 244,293,294        924,763,504      2,081,518,077       182,338,734
                                                    ---------------    ---------------    ---------------   ---------------
       Net Assets--Equivalent to $1.00 per
       share based on shares of beneficial
       interest outstanding++                       $   271,421,377    $ 1,027,382,486    $ 2,312,665,764   $   202,596,561
                                                    ===============    ===============    ===============   ===============
           ++ Shares of beneficial interest
              outstanding                               271,504,125      1,027,515,369      2,313,251,458       202,615,666
                                                    ===============    ===============    ===============   ===============
            * Identified cost                       $   270,010,185    $ 1,023,252,134    $ 2,310,751,801   $   201,382,772
                                                    ===============    ===============    ===============   ===============

              See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Statements of Assets and Liabilities (concluded)

                                                                                               CMA                CMA
As of March 31, 2005                                                                           Ohio           Pennsylvania
Assets

       Investments in unaffiliated securities, at value*                                  $   377,307,054   $   454,541,799
       Cash                                                                                        23,742            37,264
       Interest receivable                                                                      2,229,499         1,663,178
       Receivable for beneficial interest sold                                                         --                --
       Prepaid expenses and other assets                                                            4,953            17,353
                                                                                          ---------------   ---------------
       Total assets                                                                           379,565,248       456,259,594
                                                                                          ---------------   ---------------

Liabilities

       Payable for securities purchased                                                                --         1,055,978
       Payable to investment adviser                                                              140,039           173,779
       Payable to distributor                                                                      68,657            86,052
       Payable for other affiliates                                                                22,129            26,941
       Payable for beneficial interest redeemed                                                     1,940             8,823
       Accrued expenses and other liabilities                                                      25,702            26,713
                                                                                          ---------------   ---------------
       Total liabilities                                                                          258,467         1,378,286
                                                                                          ---------------   ---------------

Net Assets

       Net assets                                                                         $   379,306,781   $   454,881,308
                                                                                          ===============   ===============

Net Assets Consist of

       Undistributed investment income--net                                               $            --   $            --
       Accumulated realized capital losses--net                                                        --          (77,713)
                                                                                          ---------------   ---------------
       Total accumulated (losses)--net                                                                 --          (77,713)
       Shares of beneficial interest, $.10 par value, unlimited number of
       shares authorized                                                                       37,930,678        45,498,336
       Paid-in capital in excess of par                                                       341,376,103       409,460,685
                                                                                          ---------------   ---------------
       Net Assets--Equivalent to $1.00 per share based on shares of beneficial
       interest outstanding++                                                             $   379,306,781   $   454,881,308
                                                                                          ===============   ===============
           ++ Shares of beneficial interest outstanding                                       379,306,781       454,983,363
                                                                                          ===============   ===============
            * Identified cost                                                             $   377,307,054   $   454,541,799
                                                                                          ===============   ===============

              See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Statement of Operations
                                                          CMA               CMA                CMA                CMA
For the Six Months Ended September 30, 2004             Arizona          California        Connecticut       Massachusetts
Investment Income

       Interest and amortization of premium and
       discount earned                              $     2,630,166    $    34,372,370    $     7,797,541   $     5,255,436
                                                    ---------------    ---------------    ---------------   ---------------

Expenses

       Investment advisory fees                             868,386          9,655,027          2,751,677         1,821,231
       Distribution fees                                    215,398          2,901,323            697,728           453,524
       Accounting services                                   52,123            353,022            120,504            84,859
       Transfer agent fees                                   17,863            205,488             42,698            48,872
       Professional fees                                     50,436             64,978             61,487            75,982
       Custodian fees                                        10,778             64,057             18,089            13,180
       Printing and shareholder reports                      11,609             43,350             22,356            15,528
       Registration fees                                     29,187             31,373             25,887            22,711
       Pricing fees                                           8,419             17,943              7,711            11,312
       Trustees' fees and expenses                            2,174             21,967              5,913             3,986
       Other                                                 15,737             41,425             20,568            18,734
                                                    ---------------    ---------------    ---------------   ---------------
       Total expenses                                     1,282,110         13,399,953          3,774,618         2,569,919
                                                    ---------------    ---------------    ---------------   ---------------
       Investment income--net                             1,348,056         20,972,417          4,022,923         2,685,517
                                                    ---------------    ---------------    ---------------   ---------------

Realized Gain (Loss)--Net

       Realized gain (loss) on investments--net             (3,551)            124,679           (60,240)          (10,083)
                                                    ---------------    ---------------    ---------------   ---------------
       Net Increase in Net Assets Resulting
       from Operations                              $     1,344,505    $    21,097,096     $    3,962,683    $    2,675,434
                                                    ===============    ===============    ===============   ===============

       See Notes to Financial Statements.



CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Statement of Operations (continued)
                                                          CMA               CMA                CMA                CMA
For the Year Ended March 31, 2005                       Michigan         New Jersey          New York        North Carolina
Investment Income

       Interest and amortization of premium and
       discount earned                              $     4,728,733    $    15,680,463    $    34,127,984   $     3,139,342
                                                    ---------------    ---------------    ---------------   ---------------

Expenses

       Investment advisory fees                           1,573,088          4,966,589          9,760,798         1,091,501
       Distribution fees                                    374,915          1,345,205          2,956,610           272,619
       Accounting services                                   76,772            202,369            360,144            60,642
       Transfer agent fees                                   41,788            119,035            240,955            31,621
       Professional fees                                     54,262             59,982             66,346            51,220
       Custodian fees                                        14,450             33,936             67,551            10,492
       Printing and shareholder reports                      17,537             27,926             53,357            13,848
       Registration fees                                     22,628             21,848             36,616            18,164
       Pricing fees                                          10,782             11,018             24,113             7,781
       Trustees' fees and expenses                            3,501             11,109             22,581             2,757
       Other                                                 18,447             26,836             42,342            17,615
                                                    ---------------    ---------------    ---------------   ---------------
       Total expenses                                     2,208,170          6,825,853         13,631,413         1,578,260
                                                    ---------------    ---------------    ---------------   ---------------
       Investment income--net                             2,520,563          8,854,610         20,496,571         1,561,082
                                                    ---------------    ---------------    ---------------   ---------------

Realized Gain (Loss)--Net

       Realized gain (loss) on investments--net             (5,734)          (127,658)          (177,459)           (3,740)
                                                    ---------------    ---------------    ---------------   ---------------
       Net Increase in Net Assets Resulting
       from Operations                              $     2,514,829    $     8,726,952    $    20,319,112   $     1,557,342
                                                    ===============    ===============    ===============   ===============

       See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Statement of Operations (concluded)
                                                                                               CMA                CMA
For the Year Ended March 31, 2005                                                              Ohio           Pennsylvania
Investment Income

       Interest and amortization of premium and discount earned                           $     5,848,281   $     7,230,810
                                                                                          ---------------   ---------------

Expenses

       Investment advisory fees                                                                 1,987,424         2,434,466
       Distribution fees                                                                          496,274           600,502
       Accounting services                                                                         92,355           107,127
       Transfer agent fees                                                                         59,617            72,825
       Professional fees                                                                           49,805            51,261
       Custodian fees                                                                              14,904            18,272
       Printing and shareholder reports                                                            19,686            18,397
       Registration fees                                                                           28,396            20,787
       Pricing fees                                                                                15,620            17,342
       Trustees' fees and expenses                                                                  4,299             4,960
       Other                                                                                       18,412            19,823
                                                                                          ---------------   ---------------
       Total expenses                                                                           2,786,792         3,365,762
                                                                                          ---------------   ---------------
       Investment income--net                                                                   3,061,489         3,865,048
                                                                                          ---------------   ---------------

Realized Gain (Loss)--Net

       Realized gain (loss) on investments--net                                                        --             3,605
                                                                                          ---------------   ---------------
       Net Increase in Net Assets Resulting from Operations                               $     3,061,489   $     3,868,653
                                                                                          ===============   ===============

       See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Statements of Changes in Net Assets


                                                               CMA Arizona                         CMA California

                                                            For the Year Ended                   For the Year Ended
                                                                March 31,                            March 31,
Increase (Decrease) in Net Assets:                        2005              2004               2005               2004
Operations

       Investment income--net                       $     1,348,056    $       654,543    $    20,972,417   $    13,030,838
       Realized gain (loss)--net                            (3,551)             20,646            124,679           (4,247)
                                                    ---------------    ---------------    ---------------   ---------------
       Net increase in net assets resulting
       from operations                                    1,344,505            675,189         21,097,096        13,026,591
                                                    ---------------    ---------------    ---------------   ---------------

Dividends & Distributions to Shareholders

       Investment income--net                           (1,348,056)          (654,543)       (20,972,417)      (13,030,838)
       Realized gain--net                                        --                 --                 --                --
                                                    ---------------    ---------------    ---------------   ---------------
       Net decrease in net assets resulting from
       dividends and distributions to shareholders      (1,348,056)          (654,543)       (20,972,417)      (13,030,838)
                                                    ---------------    ---------------    ---------------   ---------------

Beneficial Interest Transactions

       Net proceeds from sale of shares                 902,265,238      1,253,844,182     10,954,665,103     9,936,029,044
       Value of shares issued to shareholders in
       reinvestment of dividends and distributions        1,348,091            654,498         20,973,281        13,029,976
                                                    ---------------    ---------------    ---------------   ---------------
                                                        903,613,329      1,254,498,680     10,975,638,384     9,949,059,020
       Cost of shares redeemed                        (902,012,929)    (1,277,945,951)   (10,919,237,030)  (10,277,005,962)
                                                    ---------------    ---------------    ---------------   ---------------
       Net increase (decrease) in net assets
       derived from beneficial interest
       transactions                                       1,600,400       (23,447,271)         56,401,354     (327,946,942)
                                                    ---------------    ---------------    ---------------   ---------------

Net Assets

       Total increase (decrease) in net assets            1,596,849       (23,426,625)         56,526,033     (327,951,189)
       Beginning of year                                167,385,871        190,812,496      2,338,899,814     2,666,851,003
                                                    ---------------    ---------------    ---------------   ---------------
       End of year*                                 $   168,982,720    $   167,385,871    $ 2,395,425,847   $ 2,338,899,814
                                                    ===============    ===============    ===============   ===============
          * Undistributed investment income--net    $            45    $            45                 --                --
                                                    ===============    ===============    ===============   ===============

            See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Statements of Changes in Net Assets (continued)

                                                             CMA Connecticut                     CMA Massachusetts

                                                            For the Year Ended                   For the Year Ended
                                                                March 31,                            March 31,
Increase (Decrease) in Net Assets:                        2005              2004               2005               2004
Operations

       Investment income--net                       $     4,022,923    $     2,041,057    $     2,685,517   $     1,513,814
       Realized gain (loss)--net                           (60,240)             71,209           (10,083)            36,822
                                                    ---------------    ---------------    ---------------   ---------------
       Net increase in net assets resulting
       from operations                                    3,962,683          2,112,266          2,675,434         1,550,636
                                                    ---------------    ---------------    ---------------   ---------------

Dividends & Distributions to Shareholders

       Investment income--net                           (4,022,923)        (2,041,057)        (2,685,517)       (1,513,814)
       Realized gain--net                                  (16,801)                 --           (37,551)          (19,653)
                                                    ---------------    ---------------    ---------------   ---------------
       Net decrease in net assets resulting from
       dividends and distributions to shareholders      (4,039,724)        (2,041,057)        (2,723,068)       (1,533,467)
                                                    ---------------    ---------------    ---------------   ---------------

Beneficial Interest Transactions

       Net proceeds from sale of shares               1,890,667,838      1,885,303,797      1,604,383,397     1,637,836,524
       Value of shares issued to shareholders in
       reinvestment of dividends and distributions        4,039,706          2,041,104          2,723,096         1,533,689
                                                    ---------------    ---------------    ---------------   ---------------
                                                      1,894,707,544      1,887,344,901      1,607,106,493     1,639,370,213
       Cost of shares redeemed                      (1,970,706,758)    (1,826,883,294)    (1,634,254,317)   (1,688,766,747)
                                                    ---------------    ---------------    ---------------   ---------------
       Net increase (decrease) in net assets
       derived from beneficial interest
       transactions                                    (75,999,214)         60,461,607       (27,147,824)      (49,396,534)
                                                    ---------------    ---------------    ---------------   ---------------

Net Assets

       Total increase (decrease) in net assets         (76,076,255)         60,532,816       (27,195,458)      (49,379,365)
       Beginning of year                                595,841,187        535,308,371        372,238,902       421,618,267
                                                    ---------------    ---------------    ---------------   ---------------
       End of year*                                 $   519,764,932    $   595,841,187    $   345,043,444   $   372,238,902
                                                    ===============    ===============    ===============   ===============
          * Undistributed investment income--net                 --                 --                 --                --
                                                    ===============    ===============    ===============   ===============

            See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Statements of Changes in Net Assets (continued)

                                                               CMA Michigan                        CMA New Jersey

                                                            For the Year Ended                   For the Year Ended
                                                                March 31,                            March 31,
Increase (Decrease) in Net Assets:                        2005              2004               2005               2004
Operations

       Investment income--net                       $     2,520,563    $     1,456,641    $     8,854,610   $     5,246,480
       Realized gain (loss)--net                            (5,734)              9,035          (127,658)            53,197
                                                    ---------------    ---------------    ---------------   ---------------
       Net increase in net assets resulting
       from operations                                    2,514,829          1,465,676          8,726,952         5,299,677
                                                    ---------------    ---------------    ---------------   ---------------

Dividends & Distributions to Shareholders

       Investment income--net                           (2,520,563)        (1,456,641)        (8,854,610)       (5,246,480)
       Realized gain--net                                        --                 --           (46,599)          (34,343)
                                                    ---------------    ---------------    ---------------   ---------------
       Net decrease in net assets resulting from
       dividends and distributions to shareholders      (2,520,563)        (1,456,641)        (8,901,209)       (5,280,823)
                                                    ---------------    ---------------    ---------------   ---------------

Beneficial Interest Transactions

       Net proceeds from sale of shares               1,373,152,562      1,549,290,544      4,463,049,235     4,043,731,243
       Value of shares issued to shareholders in
       reinvestment of dividends and distributions        2,520,321          1,456,757          8,901,213         5,280,352
                                                    ---------------    ---------------    ---------------   ---------------
                                                      1,375,672,883      1,550,747,301      4,471,950,448     4,049,011,595
       Cost of shares redeemed                      (1,431,737,990)    (1,572,512,979)    (4,609,594,255)   (4,109,784,341)
                                                    ---------------    ---------------    ---------------   ---------------
       Net increase (decrease) in net assets
       derived from beneficial interest
       transactions                                    (56,065,107)       (21,765,678)      (137,643,807)      (60,772,746)
                                                    ---------------    ---------------    ---------------   ---------------

Net Assets

       Total increase (decrease) in net assets         (56,070,841)       (21,756,643)      (137,818,064)      (60,753,892)
       Beginning of year                                327,492,218        349,248,861      1,165,200,550     1,225,954,442
                                                    ---------------    ---------------    ---------------   ---------------
       End of year*                                 $   271,421,377    $   327,492,218    $ 1,027,382,486   $ 1,165,200,550
                                                    ===============    ===============    ===============   ===============
          * Undistributed investment income--net                 --                 --
                                                    ===============    ===============

            See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Statements of Changes in Net Assets (continued)

                                                               CMA New York                      CMA North Carolina

                                                            For the Year Ended                   For the Year Ended
                                                                March 31,                            March 31,
Increase (Decrease) in Net Assets:                        2005              2004               2005               2004
Operations

       Investment income--net                       $    20,496,571    $    12,261,881    $     1,561,082   $     1,017,987
       Realized gain (loss)--net                          (177,459)            310,368            (3,740)            48,962
                                                    ---------------    ---------------    ---------------   ---------------
       Net increase in net assets resulting
       from operations                                   20,319,112         12,572,249          1,557,342         1,066,949
                                                    ---------------    ---------------    ---------------   ---------------

Dividends & Distributions to Shareholders

       Investment income--net                          (20,496,571)       (12,261,881)        (1,561,082)       (1,017,987)
       Realized gain--net                                 (220,212)           (49,716)           (15,339)                --
                                                    ---------------    ---------------    ---------------   ---------------
       Net decrease in net assets resulting from
       dividends and distributions to shareholders     (20,716,783)       (12,311,597)        (1,576,421)       (1,017,987)
                                                    ---------------    ---------------    ---------------   ---------------

Beneficial Interest Transactions

       Net proceeds from sale of shares               7,757,938,659      7,079,203,242        572,849,214       472,763,982
       Value of shares issued to shareholders in
       reinvestment of dividends and distributions       20,717,242         12,310,412          1,576,316         1,018,022
                                                    ---------------    ---------------    ---------------   ---------------
                                                      7,778,655,901      7,091,513,654        574,425,530       473,782,004
       Cost of shares redeemed                      (7,976,005,233)    (7,109,319,325)      (612,385,492)     (521,334,272)
                                                    ---------------    ---------------    ---------------   ---------------
       Net increase (decrease) in net assets
       derived from beneficial interest
       transactions                                   (197,349,332)       (17,805,671)       (37,959,962)      (47,552,268)
                                                    ---------------    ---------------    ---------------   ---------------

Net Assets

       Total increase (decrease) in net assets        (197,747,003)       (17,545,019)       (37,979,041)      (47,503,306)
       Beginning of year                              2,510,412,767      2,527,957,786        240,575,602       288,078,908
                                                    ---------------    ---------------    ---------------   ---------------
       End of year                                  $ 2,312,665,764    $ 2,510,412,767    $   202,596,561   $   240,575,602
                                                    ===============    ===============    ===============   ===============

       See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Statements of Changes in Net Assets (concluded)

                                                                 CMA Ohio                         CMA Pennsylvania

                                                            For the Year Ended                   For the Year Ended
                                                                March 31,                            March 31,
Increase (Decrease) in Net Assets:                        2005              2004               2005               2004
Operations

       Investment income--net                       $     3,061,489    $     1,924,097    $     3,865,048   $     2,295,457
       Realized gain (loss)--net                                 --                 --              3,605               838
                                                    ---------------    ---------------    ---------------   ---------------
       Net increase in net assets resulting
       from operations                                    3,061,489          1,924,097          3,868,653         2,296,295
                                                    ---------------    ---------------    ---------------   ---------------

Dividends & Distributions to Shareholders

       Investment income--net                           (3,061,489)        (1,924,097)        (3,865,048)       (2,295,457)
       Realized gain--net                                        --                 --                 --                --
                                                    ---------------    ---------------    ---------------   ---------------
       Net decrease in net assets resulting from
       dividends and distributions to shareholders      (3,061,489)        (1,924,097)        (3,865,048)       (2,295,457)
                                                    ---------------    ---------------    ---------------   ---------------

Beneficial Interest Transactions

       Net proceeds from sale of shares               1,279,739,287      1,321,941,807      2,045,253,859     1,861,178,125
       Value of shares issued to shareholders in
       reinvestment of dividends and distributions        3,061,658          1,924,234          3,864,879         2,295,509
                                                    ---------------    ---------------    ---------------   ---------------
                                                      1,282,800,945      1,323,866,041      2,049,118,738     1,863,473,634
       Cost of shares redeemed                      (1,317,538,828)    (1,384,088,755)    (2,094,514,619)   (1,954,306,148)
                                                    ---------------    ---------------    ---------------   ---------------
       Net increase (decrease) in net assets
       derived from beneficial interest
       transactions                                    (34,737,883)       (60,222,714)       (45,395,881)      (90,832,514)
                                                    ---------------    ---------------    ---------------   ---------------

Net Assets

       Total increase (decrease) in net assets         (34,737,883)       (60,222,714)       (45,392,276)      (90,831,676)
       Beginning of year                                414,044,664        474,267,378        500,273,584       591,105,260
                                                    ---------------    ---------------    ---------------   ---------------
       End of year                                  $   379,306,781    $   414,044,664    $   454,881,308   $   500,273,584
                                                    ===============    ===============    ===============   ===============

       See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Financial Highlights                                                                       CMA Arizona Municipal Money Fund

The following per share data and ratios have been derived                   For the Year Ended March 31,
from information provided in the financial statements.      2005           2004          2003           2002         2001
Per Share Operating Performance

           Net asset value, beginning of year          $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ------------  ------------  ------------  ------------  ------------
           Investment income--net                               .01          --++           .01           .02           .03
           Realized gain (loss)--net                         --++++          --++            --            --          --++
                                                       ------------  ------------  ------------  ------------  ------------
           Total from investment operations                     .01          --++           .01           .02           .03
                                                       ------------  ------------  ------------  ------------  ------------
           Less dividends from investment income--net         (.01)        --++++         (.01)         (.02)         (.03)
                                                       ------------  ------------  ------------  ------------  ------------
           Net asset value, end of year                $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ============  ============  ============  ============  ============
           Total Investment Return                             .77%          .35%          .77%         1.68%         3.37%
                                                       ============  ============  ============  ============  ============

Ratios to Average Net Assets

           Expenses, net of waiver                             .74%          .74%          .72%          .71%          .74%
                                                       ============  ============  ============  ============  ============
           Expenses                                            .74%          .74%          .72%          .71%          .74%
                                                       ============  ============  ============  ============  ============
           Investment income--net                              .78%          .36%          .78%         1.71%         3.31%
                                                       ============  ============  ============  ============  ============

Supplemental Data

           Net assets, end of year (in thousands)      $    168,983  $    167,386  $    190,812  $    227,708  $    248,880
                                                       ============  ============  ============  ============  ============

            ++ Amount is less than $.01 per share.

          ++++ Amount is less than $(.01) per share.

               See Notes to Financial Statements.


                                                                                        CMA California Municipal Money Fund

The following per share data and ratios have been derived                   For the Year Ended March 31,
from information provided in the financial statements.      2005           2004          2003           2002         2001
Per Share Operating Performance

           Net asset value, beginning of year          $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ------------  ------------  ------------  ------------  ------------
           Investment income--net                               .01          --++           .01           .02           .03
           Realized gain (loss)--net                           --++        --++++          --++          --++        --++++
                                                       ------------  ------------  ------------  ------------  ------------
           Total from investment operations                     .01          --++           .01           .02           .03
                                                       ------------  ------------  ------------  ------------  ------------
           Less dividends from investment income--net         (.01)        --++++         (.01)         (.02)         (.03)
                                                       ------------  ------------  ------------  ------------  ------------
           Net asset value, end of year                $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ============  ============  ============  ============  ============
           Total Investment Return                             .89%          .49%          .85%         1.61%         3.02%
                                                       ============  ============  ============  ============  ============

Ratios to Average Net Assets

           Expenses                                            .57%          .57%          .57%          .57%          .58%
                                                       ============  ============  ============  ============  ============
           Investment income--net                              .90%          .50%          .85%         1.58%         2.98%
                                                       ============  ============  ============  ============  ============

Supplemental Data

           Net assets, end of year (in thousands)      $  2,395,426  $  2,338,900  $  2,666,851  $  2,714,886  $  2,429,174
                                                       ============  ============  ============  ============  ============

            ++ Amount is less than $.01 per share.

          ++++ Amount is less than $(.01) per share.

               See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Financial Highlights (continued)                                                       CMA Connecticut Municipal Money Fund

The following per share data and ratios have been derived                   For the Year Ended March 31,
from information provided in the financial statements.      2005           2004          2003           2002         2001
Per Share Operating Performance

           Net asset value, beginning of year          $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ------------  ------------  ------------  ------------  ------------
           Investment income--net                               .01          --++           .01           .02           .03
           Realized gain (loss)--net                         --++++          --++          --++          --++          --++
                                                       ------------  ------------  ------------  ------------  ------------
           Total from investment operations                     .01          --++           .01           .02           .03
                                                       ------------  ------------  ------------  ------------  ------------
           Less dividends and distributions:
               Investment income--net                         (.01)        --++++         (.01)         (.02)         (.03)
               Realized gain--net                            --++++            --            --            --            --
                                                       ------------  ------------  ------------  ------------  ------------
           Total dividends and distributions                  (.01)        --++++         (.01)         (.02)         (.03)
                                                       ------------  ------------  ------------  ------------  ------------
           Net asset value, end of year                $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ============  ============  ============  ============  ============
           Total Investment Return                             .74%          .34%          .70%         1.49%         3.21%
                                                       ============  ============  ============  ============  ============

Ratios to Average Net Assets

           Expenses, net of waiver                             .67%          .66%          .67%          .67%          .67%
                                                       ============  ============  ============  ============  ============
           Expenses                                            .67%          .67%          .67%          .67%          .67%
                                                       ============  ============  ============  ============  ============
           Investment income--net                              .72%          .34%          .70%         1.50%         3.16%
                                                       ============  ============  ============  ============  ============

Supplemental Data

           Net assets, end of year (in thousands)      $    519,765  $    595,841  $    535,308  $    631,776  $    644,360
                                                       ============  ============  ============  ============  ============

            ++ Amount is less than $.01 per share.

          ++++ Amount is less than $(.01) per share.

               See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Financial Highlights (continued)                                                     CMA Massachusetts Municipal Money Fund

The following per share data and ratios have been derived                   For the Year Ended March 31,
from information provided in the financial statements.      2005           2004          2003           2002         2001
Per Share Operating Performance

           Net asset value, beginning of year          $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ------------  ------------  ------------  ------------  ------------
           Investment income--net                               .01          --++           .01           .02           .03
           Realized gain (loss)--net                         --++++          --++          --++          --++          --++
                                                       ------------  ------------  ------------  ------------  ------------
           Total from investment operations                     .01          --++           .01           .02           .03
                                                       ------------  ------------  ------------  ------------  ------------
           Less dividends and distributions:
               Investment income--net                         (.01)        --++++         (.01)         (.02)         (.03)
               Realized gain--net                            --++++        --++++            --            --            --
                                                       ------------  ------------  ------------  ------------  ------------
           Total dividends and distributions                  (.01)        --++++         (.01)         (.02)         (.03)
                                                       ------------  ------------  ------------  ------------  ------------
           Net asset value, end of year                $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ============  ============  ============  ============  ============
           Total Investment Return                             .76%          .38%          .79%         1.70%         3.34%
                                                       ============  ============  ============  ============  ============

Ratios to Average Net Assets

           Expenses                                            .71%          .70%          .69%          .70%          .70%
                                                       ============  ============  ============  ============  ============
           Investment income--net                              .74%          .38%          .78%         1.74%         3.28%
                                                       ============  ============  ============  ============  ============

Supplemental Data

           Net assets, end of year (in thousands)      $    345,043  $    372,239  $    421,618  $    451,288  $    525,563
                                                       ============  ============  ============  ============  ============

            ++ Amount is less than $.01 per share.

          ++++ Amount is less than $(.01) per share.

               See Notes to Financial Statements.



                                                                                          CMA Michigan Municipal Money Fund

The following per share data and ratios have been derived                   For the Year Ended March 31,
from information provided in the financial statements.      2005           2004          2003           2002         2001
Per Share Operating Performance

           Net asset value, beginning of year          $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ------------  ------------  ------------  ------------  ------------
           Investment income--net                               .01          --++           .01           .02           .03
           Realized gain (loss)--net                         --++++          --++          --++            --          --++
                                                       ------------  ------------  ------------  ------------  ------------
           Total from investment operations                     .01          --++           .01           .02           .03
                                                       ------------  ------------  ------------  ------------  ------------
           Less dividends from investment income--net         (.01)        --++++         (.01)         (.02)         (.03)
                                                       ------------  ------------  ------------  ------------  ------------
           Net asset value, end of year                $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ============  ============  ============  ============  ============
           Total Investment Return                             .82%          .42%          .85%         1.74%         3.47%
                                                       ============  ============  ============  ============  ============

Ratios to Average Net Assets

           Expenses                                            .70%          .70%          .69%          .70%          .70%
                                                       ============  ============  ============  ============  ============
           Investment income--net                              .80%          .43%          .84%         1.77%         3.40%
                                                       ============  ============  ============  ============  ============

Supplemental Data

           Net assets, end of year (in thousands)      $    271,421  $    327,492  $    349,249  $    360,558  $    391,944
                                                       ============  ============  ============  ============  ============

            ++ Amount is less than $.01 per share.

          ++++ Amount is less than $(.01) per share.

               See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Financial Highlights (continued)                                                        CMA New Jersey Municipal Money Fund

The following per share data and ratios have been derived                   For the Year Ended March 31,
from information provided in the financial statements.      2005           2004          2003           2002         2001
Per Share Operating Performance

           Net asset value, beginning of year          $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ------------  ------------  ------------  ------------  ------------
           Investment income--net                               .01          --++           .01           .02           .03
           Realized gain (loss)--net                         --++++          --++          --++          --++          --++
                                                       ------------  ------------  ------------  ------------  ------------
           Total from investment operations                     .01          --++           .01           .02           .03
                                                       ------------  ------------  ------------  ------------  ------------
           Less dividends and distributions:
               Investment income--net                         (.01)        --++++         (.01)         (.02)         (.03)
               Realized gain--net                            --++++        --++++        --++++            --            --
                                                       ------------  ------------  ------------  ------------  ------------
           Total dividends and distributions                  (.01)        --++++         (.01)         (.02)         (.03)
                                                       ------------  ------------  ------------  ------------  ------------
           Net asset value, end of year                $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ============  ============  ============  ============  ============
           Total Investment Return                             .83%          .43%          .80%         1.66%         3.35%
                                                       ============  ============  ============  ============  ============

Ratios to Average Net Assets

           Expenses, net of waiver                             .63%          .61%          .62%          .62%          .62%
                                                       ============  ============  ============  ============  ============
           Expenses                                            .63%          .61%          .62%          .62%          .62%
                                                       ============  ============  ============  ============  ============
           Investment income--net                              .81%          .44%          .79%         1.68%         3.27%
                                                       ============  ============  ============  ============  ============

Supplemental Data

           Net assets, end of year (in thousands)      $  1,027,382  $  1,165,201  $  1,225,954  $  1,266,932  $  1,309,394
                                                       ============  ============  ============  ============  ============

            ++ Amount is less than $.01 per share.

          ++++ Amount is less than $(.01) per share.

               See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Financial Highlights (continued)                                                          CMA New York Municipal Money Fund

The following per share data and ratios have been derived                   For the Year Ended March 31,
from information provided in the financial statements.      2005           2004          2003           2002         2001
Per Share Operating Performance

           Net asset value, beginning of year          $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ------------  ------------  ------------  ------------  ------------
           Investment income--net                               .01          --++           .01           .02           .03
           Realized gain (loss)--net                         --++++          --++          --++          --++        --++++
                                                       ------------  ------------  ------------  ------------  ------------
           Total from investment operations                     .01          --++           .01           .02           .03
                                                       ------------  ------------  ------------  ------------  ------------
           Less dividends and distributions:
               Investment income--net                         (.01)        --++++         (.01)         (.02)         (.03)
               Realized gain--net                            --++++        --++++            --            --            --
                                                       ------------  ------------  ------------  ------------  ------------
           Total dividends and distributions                  (.01)        --++++         (.01)         (.02)         (.03)
                                                       ------------  ------------  ------------  ------------  ------------
           Net asset value, end of year                $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ============  ============  ============  ============  ============
           Total Investment Return                             .88%          .49%          .91%         1.74%         3.49%
                                                       ============  ============  ============  ============  ============

Ratios to Average Net Assets

           Expenses                                            .58%          .57%          .57%          .57%          .58%
                                                       ============  ============  ============  ============  ============
           Investment income--net                              .86%          .50%          .92%         1.72%         3.42%
                                                       ============  ============  ============  ============  ============

Supplemental Data

           Net assets, end of year (in thousands)      $  2,312,666  $  2,510,413  $  2,527,958  $  2,663,032  $  2,523,324
                                                       ============  ============  ============  ============  ============

            ++ Amount is less than $.01 per share.

          ++++ Amount is less than $(.01) per share.

               See Notes to Financial Statements.


                                                                                    CMA North Carolina Municipal Money Fund

The following per share data and ratios have been derived                   For the Year Ended March 31,
from information provided in the financial statements.     2005           2004          2003           2002         2001
Per Share Operating Performance

           Net asset value, beginning of year          $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ------------  ------------  ------------  ------------  ------------
           Investment income--net                               .01          --++           .01           .02           .03
           Realized gain (loss)--net                         --++++          --++          --++            --            --
                                                       ------------  ------------  ------------  ------------  ------------
           Total from investment operations                     .01          --++           .01           .02           .03
                                                       ------------  ------------  ------------  ------------  ------------
           Less dividends and distributions:
               Investment income--net                         (.01)        --++++         (.01)         (.02)         (.03)
               Realized gain--net                            --++++            --            --            --            --
                                                       ------------  ------------  ------------  ------------  ------------
           Total dividends and distributions                  (.01)        --++++         (.01)         (.02)         (.03)
                                                       ------------  ------------  ------------  ------------  ------------
           Net asset value, end of year                $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ============  ============  ============  ============  ============
           Total Investment Return                             .75%          .37%          .76%         1.63%         3.42%
                                                       ============  ============  ============  ============  ============

Ratios to Average Net Assets

           Expenses, net of waiver                             .72%          .71%          .70%          .71%          .71%
                                                       ============  ============  ============  ============  ============
           Expenses                                            .72%          .71%          .70%          .71%          .71%
                                                       ============  ============  ============  ============  ============
           Investment income--net                              .72%          .38%          .77%         1.62%         3.36%
                                                       ============  ============  ============  ============  ============

Supplemental Data

           Net assets, end of year (in thousands)      $    202,597  $    240,576  $    288,079  $    366,196  $    330,559
                                                       ============  ============  ============  ============  ============


            ++ Amount is less than $.01 per share.

          ++++ Amount is less than $(.01) per share.

               See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Financial Highlights (concluded)                                                              CMA Ohio Municipal Money Fund

The following per share data and ratios have been derived                   For the Year Ended March 31,
from information provided in the financial statements.     2005           2004          2003           2002         2001
Per Share Operating Performance

           Net asset value, beginning of year          $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ------------  ------------  ------------  ------------  ------------
           Investment income--net                               .01          --++           .01           .02           .03
           Realized gain--net                                    --            --            --          --++            --
                                                       ------------  ------------  ------------  ------------  ------------
           Total from investment operations                     .01          --++           .01           .02           .03
                                                       ------------  ------------  ------------  ------------  ------------
           Less dividends and distributions:
               Investment income--net                         (.01)        --++++         (.01)         (.02)         (.03)
               Realized gain--net                                --            --        --++++            --            --
                                                       ------------  ------------  ------------  ------------  ------------
           Total dividends and distributions                  (.01)        --++++         (.01)         (.02)         (.03)
                                                       ------------  ------------  ------------  ------------  ------------
           Net asset value, end of year                $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ============  ============  ============  ============  ============
           Total Investment Return                             .78%          .43%          .90%         1.81%         3.49%
                                                       ============  ============  ============  ============  ============

Ratios to Average Net Assets

           Expenses                                            .70%          .69%          .69%          .70%          .70%
                                                       ============  ============  ============  ============  ============
           Investment income--net                              .77%          .43%          .90%         1.83%         3.43%
                                                       ============  ============  ============  ============  ============

Supplemental Data

           Net assets, end of year (in thousands)      $    379,307  $    414,045  $    474,267  $    454,196  $    461,941
                                                       ============  ============  ============  ============  ============

            ++ Amount is less than $.01 per share.

          ++++ Amount is less than $(.01) per share.

               See Notes to Financial Statements.


                                                                                      CMA Pennsylvania Municipal Money Fund

The following per share data and ratios have been derived                   For the Year Ended March 31,
from information provided in the financial statements.      2005           2004          2003           2002         2001
Per Share Operating Performance

           Net asset value, beginning of year          $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ------------  ------------  ------------  ------------  ------------
           Investment income--net                               .01          --++           .01           .02           .03
           Realized gain (loss)--net                           --++          --++        --++++          --++          --++
                                                       ------------  ------------  ------------  ------------  ------------
           Total from investment operations                     .01          --++           .01           .02           .03
                                                       ------------  ------------  ------------  ------------  ------------
           Less dividends from investment income--net         (.01)        --++++         (.01)         (.02)         (.03)
                                                       ------------  ------------  ------------  ------------  ------------
           Net asset value, end of year                $       1.00  $       1.00  $       1.00  $       1.00  $       1.00
                                                       ============  ============  ============  ============  ============
           Total Investment Return                             .80%          .42%          .83%         1.71%         3.47%
                                                       ============  ============  ============  ============  ============

Ratios to Average Net Assets

           Expenses                                            .69%          .68%          .67%          .68%          .68%
                                                       ============  ============  ============  ============  ============
           Investment income--net                              .79%          .43%          .84%         1.72%         3.42%
                                                       ============  ============  ============  ============  ============

Supplemental Data

           Net assets, end of year (in thousands)      $    454,881  $    500,274  $    591,105  $    628,356  $    601,403
                                                       ============  ============  ============  ============  ============

            ++ Amount is less than $.01 per share.

          ++++ Amount is less than $(.01) per share.

               See Notes to Financial Statements.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005



Notes to Financial Statements


1.Significant Accounting Policies:
CMA Arizona Municipal Money Fund, CMA California Municipal Money Fund, CMA Connecticut Municipal Money Fund, CMA Massachusetts Municipal Money Fund, CMA Michigan Municipal Money Fund, CMA New Jersey Municipal Money Fund, CMA New York Municipal Money Fund,
CMA North Carolina Municipal Money Fund, CMA Ohio Municipal Money Fund and CMA Pennsylvania Municipal Money Fund (the "Funds") are part of CMA Multi-State Municipal Series Trust (the "Trust"). The Funds are registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the demand notice payment period. In the case of a floating rate instrument, the remaining maturity is the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes--It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Funds declare dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Funds may distribute capital gains more frequently than annually in order to maintain the Funds' net asset value at $1.00 per share.

(f) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

(g) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences have been reclassified as follows: For CMA Arizona Municipal Money Fund, $15,236 has been reclassified between paid-in capital in excess of par and accumulated net realized capital loss as a result of a permanent difference attributable to the expiration of a capital loss carryforward. For CMA Michigan Municipal Money Fund, $23,497 has been reclassified between paid-in capital in excess of par and accumulated net realized capital loss as a result of a permanent difference attributable to the expiration of a capital loss carryforward. For CMA Pennsylvania Municipal Money Fund, there were no significant reclassifications in the current year. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. For such services, each Fund pays a monthly fee based upon the average daily value of each Funds' net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.



CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005



Notes to Financial Statements (continued)


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, receives a distribution fee from each Fund at the end of each month at the annual rate of .125% of average daily net assets of each Fund. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of each Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to each Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended March 31, 2005, the Funds reimbursed FAM for the following accounting services:



                                          Accounting
Funds                                       Services

CMA Arizona                                  $ 3,474
CMA California                               $48,217
CMA Connecticut                              $12,043
CMA Massachusetts                            $ 7,412
CMA Michigan                                 $ 6,383
CMA New Jersey                               $22,484
CMA New York                                 $50,335
CMA North Carolina                           $ 3,495
CMA Ohio                                     $ 8,865
CMA Pennsylvania                             $10,034


Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


4. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended March 31, 2005 and March 31, 2004 was as follows:


CMA Arizona
Municipal Money Fund                   3/31/2005          3/31/2004

Distributions paid from:
   Tax-exempt income              $    1,348,056     $      654,543
                                  --------------     --------------
Total distributions               $    1,348,056     $      654,543
                                  ==============     ==============

As of March 31, 2005, the components of accumulated losses on a tax basis were as follows:


Undistributed tax-exempt income--net                 $           45
Undistributed long-term capital gains--net                       --
                                                     --------------
Total undistributed earnings--net                                45
Capital loss carryforward                                 (47,976)*
Unrealized losses--net                                    (2,762)**
                                                     --------------
Total accumulated losses--net                        $     (50,693)
                                                     ==============

 * On March 31, 2005, the Fund had a net capital loss carryforward of $47,976, of which $5,580 expires in 2006, $5,514 expires in 2007, $10,340 expires in 2008, $25,753 expires in 2009 and
   $789 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the deferral of post-October capital losses for tax purposes.


CMA California
Municipal Money Fund                   3/31/2005          3/31/2004

Distributions paid from:
   Tax-exempt income              $   20,972,417     $   13,030,838
                                  --------------     --------------
Total distributions               $   20,972,417     $   13,030,838
                                  ==============     ==============


As of March 31, 2005, the components of accumulated losses on a tax basis were as follows:


Undistributed tax-exempt income--net                $           --
Undistributed long-term capital gains--net                      --
                                                    --------------
Total undistributed earnings--net                               --
Capital loss carryforward                                (72,457)*
Unrealized losses--net                                  (30,774)**
                                                    --------------
Total accumulated losses--net                       $    (103,231)
                                                    ==============

 * On March 31, 2005, the Fund had a net capital loss carryforward of $72,457, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the deferral of post-October capital losses for tax purposes.


CMA Connecticut
Municipal Money Fund                   3/31/2005          3/31/2004

Distributions paid from:
   Tax-exempt income              $    4,022,923     $    2,041,057
   Ordinary income                        11,801                 --
   Net long-term capital gains             5,000                 --
                                  --------------     --------------
Total distributions               $    4,039,724     $    2,041,057
                                  ==============     ==============



CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005



Notes to Financial Statements (continued)


As of March 31, 2005, the components of accumulated losses on a tax basis were as follows:


Undistributed tax-exempt income--net                 $           --
Undistributed long-term capital gains--net                       --
                                                     --------------
Total undistributed earnings--net                                --
Capital loss carryforward                                    (109)*
Unrealized losses--net                                   (60,131)**
                                                     --------------
Total accumulated losses--net                        $     (60,240)
                                                     ==============

 * On March 31, 2005, the Fund had a net capital loss carryforward of $109, all of which expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the deferral of post-October capital losses for tax purposes.


CMA Massachusets
Municipal Money Fund                   3/31/2005          3/31/2004

Distributions paid from:
   Tax-exempt income              $    2,685,517     $    1,513,814
   Ordinary income                        37,551             19,653
                                  --------------     --------------
Total distributions               $    2,723,068     $    1,533,467
                                  ==============     ==============


On March 31, 2005, CMA Massachusetts Municipal Money Fund had a net capital loss carryforward of $10,812, all of which expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

As of March 31, 2005, there were no significant differences between the book and tax components of net assets.


CMA Michigan
Municipal Money Fund                   3/31/2005          3/31/2004

Distributions paid from:
   Tax-exempt income              $    2,520,563     $    1,456,641
                                  --------------     --------------
Total distributions               $    2,520,563     $    1,456,641
                                  ==============     ==============


As of March 31, 2005, the components of accumulated losses on a tax basis were as follows:


Undistributed tax-exempt income--net                 $           --
Undistributed long-term capital gains--net                       --
                                                     --------------
Total undistributed earnings--net                                --
Capital loss carryforward                                 (16,596)*
Unrealized losses--net                                    (5,734)**
                                                     --------------
Total accumulated losses--net                        $     (22,330)
                                                     ==============

 * On March 31, 2005, the Fund had a net capital loss carryforward of $16,596, of which $6,574 expires in 2006, $5,068 expires in 2008 and $4,954 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the deferral of post-October capital losses for tax purposes.


CMA New Jersey
Municipal Money Fund                   3/31/2005          3/31/2004

Distributions paid from:
   Tax-exempt income              $    8,854,610     $    5,246,480
   Ordinary income                         4,638             22,848
   Net long-term capital gains            41,961             11,495
                                  --------------     --------------
Total distributions               $    8,901,209     $    5,280,823
                                  ==============     ==============


As of March 31, 2005, the components of accumulated losses on a tax basis were as follows:


Undistributed tax-exempt income--net                 $           --
Undistributed long-term capital gains--net                       --
                                                     --------------
Total undistributed earnings--net                                --
Capital loss carryforward                                        --
Unrealized losses--net                                   (132,555)*
                                                     --------------
Total accumulated losses--net                        $    (132,555)
                                                     ==============

 * The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the deferral of post-October capital losses for tax purposes.


CMA New York
Municipal Money Fund                   3/31/2005          3/31/2004

Distributions paid from:
   Tax-exempt income              $   20,496,571     $   12,261,881
   Ordinary income                        59,811             38,066
   Net long-term capital gains           160,401             11,650
                                  --------------     --------------
Total distributions               $   20,716,783     $   12,311,597
                                  ==============     ==============


As of March 31, 2005, the components of accumulated losses on a tax basis were as follows:


Undistributed tax-exempt income--net                 $           --
Undistributed long-term capital gains--net                       --
                                                     --------------
Total undistributed earnings--net                                --
Capital loss carryforward                                  (8,201)*
Unrealized losses--net                                  (169,258)**
                                                     --------------
Total accumulated losses--net                        $    (177,459)
                                                     ==============

 * On March 31, 2005, the Fund had a net capital loss carryforward of $8,201, all of which expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the deferral of post-October capital losses for tax purposes.



CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005



Notes to Financial Statements (concluded)


CMA North Carolina
Municipal Money Fund                   3/31/2005          3/31/2004

Distributions paid from:
   Tax-exempt income              $    1,561,082     $    1,017,987
   Net long-term capital gains            15,339                 --
                                  --------------     --------------
Total distributions               $    1,576,421     $    1,017,987
                                  ==============     ==============


On March 31, 2005, CMA North Carolina Municipal Money Fund had a net capital loss carryforward of $3,740, all of which expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

As of March 31, 2005, there were no significant differences between the book and tax components of net assets.


CMA Ohio
Municipal Money Fund                   3/31/2005          3/31/2004

Distributions paid from:
   Tax-exempt income              $    3,061,489     $    1,924,097
                                  --------------     --------------
Total distributions               $    3,061,489     $    1,924,097
                                  ==============     ==============


As of March 31, 2005, there were no significant differences between the book and tax components of net assets.


CMA Pennsylvania
Municipal Money Fund                   3/31/2005          3/31/2004

Distributions paid from:
   Tax-exempt income              $    3,865,048     $    2,295,457
                                  --------------     --------------
Total distributions               $    3,865,048     $    2,295,457
                                  ==============     ==============


On March 31, 2005, CMA Pennsylvania Municipal Money Fund had a net capital loss carryforward of $77,713, of which $18,237 expires in 2006, $3,815 expires in 2007, $20,995 expires in 2008, $33,951 expires in 2009 and $715 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

As of March 31, 2005, there were no significant differences between the book and tax components of net assets.



CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Trustees of CMA Multi-State Municipal Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of CMA Multi-State Municipal Series Trust (the "Trust") comprising
CMA Arizona Municipal Money Fund, CMA California Municipal Money Fund, CMA Connecticut Municipal Money Fund, CMA Massachusetts Municipal Money Fund, CMA Michigan Municipal Money Fund, CMA New Jersey Municipal Money Fund, CMA New York Municipal Money Fund,
CMA North Carolina Municipal Money Fund, CMA Ohio Municipal Money Fund and CMA Pennsylvania Municipal Money Fund as of March 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting CMA Multi-State Municipal Series Trust as of March 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey

May 20, 2005



Important Tax Information (unaudited)


All of the net investment income distributions paid by CMA
Multi-State Municipal Series Trust during the taxable year ended
March 31, 2005 qualify as tax-exempt interest dividends for federal income tax purposes.

Additionally, the following table summarizes the taxable per share distributions paid by certain Funds during the year:

                                       Record        Payable       Ordinary        Long-Term
Fund                                     Date           Date         Income    Capital Gains
CMA Connecticut                    12/31/2004     12/31/2004      $.0000226        $.0000096
CMA Massachusetts                  12/31/2004     12/31/2004      $.0001070               --
CMA New Jersey                     12/31/2004     12/31/2004      $.0000046        $.0000417
CMA New York                       12/31/2004     12/31/2004      $.0000260        $.0000696
CMA North Carolina                 12/31/2004     12/31/2004             --        $.0000752


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Officers and Trustees
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                      Position(s)   Length of                                               Fund Complex   Directorships
                      Held with     Time                                                    Overseen by    Held by
Name, Address & Age   Fund          Served    Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Interested Trustee

Robert C. Doll, Jr.*  President     2005 to   President of MLIM/FAM-advised funds since     124 Funds      None
P.O. Box 9011         and           present   2005; President of MLIM and FAM since 2001;   163 Portfolios
Princeton,            Trustee                 Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                 to 2001 and Senior Vice President from 1999
Age: 50                                       to 2001; President and Director of Princeton
                                              Services, Inc. ("Princeton Services") since
                                              2001; President of Princeton Administrators,
                                              L.P. ("Princeton Administrators") since 2001;
                                              Chief Investment Officer of Oppenheimer Funds,
                                              Inc. in 1999 and Executive Vice President
                                              thereof from 1991 to 1999.


* Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton
  Administrators, L.P. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As
  Fund/Trust President, Mr. Doll serves at the pleasure of the Board of Trustees.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Officers and Trustees (continued)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                      Position(s)   Length of                                               Fund Complex   Directorships
                      Held with     Time                                                    Overseen by    Held by
Name, Address & Age   Fund          Served    Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Independent Trustees*

Ronald W. Forbes      Trustee       1998 to   Professor Emeritus of Finance, School of      48 Funds       None
P.O. Box 9095                       present   Business, State University of New York at     48 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof
NJ 08543-9095                                 from 1989 to 2000; International Consultant,
Age: 64                                       Urban Institute from 1995 to 1999.


Cynthia A. Montgomery Trustee       1994 to   Professor, Harvard Business School since      48 Funds       Newell
P.O. Box 9095                       present   1989; Associate Professor, J.L. Kellogg       48 Portfolios  Rubbermaid, Inc.
Princeton,                                    Graduate School of Management, Northwestern                  (manufacturing)
NJ 08543-9095                                 University from 1985 to 1989; Associate
Age: 52                                       Professor, Graduate School of Business
                                              Administration, University of Michigan from
                                              1979 to 1985; Director, Harvard Business
                                              School of Publishing since 2005.


Jean Margo Reid       Trustee       2004 to   Self-employed consultant since 2001;          48 Funds       None
P.O. Box 9095                       present   Counsel of Alliance Capital Management        48 Portfolios
Princeton,                                    (investment adviser) in 2000; General
NJ 08543-9095                                 Counsel, Director and Secretary of
Age: 59                                       Sanford C. Bernstein & Co., Inc.
                                              (investment adviser/broker-dealer) from
                                              1997 to 2000; Secretary, Sanford C.
                                              Bernstein Fund, Inc. from 1994 to 2000;
                                              Director and Secretary of SCB, Inc. since
                                              1998; Director and Secretary of SCB Partners,
                                              Inc. since 2000; Director of Covenant House
                                              from 2001 to 2004.


Roscoe S. Suddarth    Trustee       2000 to   President, Middle East Institute from 1995    48 Funds       None
P.O. Box 9095                       present   to 2001; Foreign Service Officer, United      48 Portfolios
Princeton,                                    States Foreign Service from 1961 to 1995;
NJ 08543-9095                                 Career Minister from 1989 to 1995; Deputy
Age: 69                                       Inspector General, U.S. Department of State
                                              from 1991 to 1994; U.S. Ambassador to The
                                              Hashemite Kingdom of Jordan from 1987 to 1990.


Richard R. West       Trustee       1988 to   Professor of Finance from 1984 to 1995,       48 Funds       Bowne & Co.,
P.O. Box 9095                       present   Dean from 1984 to 1993 and since 1995         48 Portfolios  Inc. (financial
Princeton,                                    Dean Emeritus of New York University Leonard                 printers);
NJ 08543-9095                                 N. Stern School of Business Administration.                  Vornado Realty
Age: 67                                                                                                    Trust (real estate
                                                                                                           company);
                                                                                                           Alexander's, Inc.
                                                                                                           (real estate
                                                                                                           company)


Edward D. Zinbarg     Trustee       2000 to   Self-employed financial consultant since      48 Funds       None
P.O. Box 9095                       present   1994; Executive Vice President of The         48 Portfolios
Princeton,                                    Prudential Insurance Company of America
NJ 08543-9095                                 from 1988 to 1994; former Director of
Age: 70                                       Prudential Reinsurance Company and former
                                              Trustee of The Prudential Foundation.


* Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Officers and Trustees (concluded)

                      Position(s)   Length of
                      Held with     Time
Name, Address & Age   Fund          Served    Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke       Vice          1993 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011         President     present   1999; Senior Vice President and Treasurer of Princeton Services since 1999
Princeton,            and           and       and Director since 2004; Vice President of FAMD since 1999; Vice President
NJ 08543-9011         Treasurer     1999 to   of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990
Age: 44                             present   to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.


Kenneth A. Jacob      Senior Vice   2002 to   Managing Director of MLIM since 2000; Director (Tax-Exempt Fund Management)
P.O. Box 9011         President     present   of MLIM from 1997 to 2000.
Princeton,
NJ 08543-9011
Age: 54


John M. Loffredo      Senior Vice   2002 to   Managing Director of MLIM since 2000; Director (Tax-Exempt Fund Management)
P.O. Box 9011         President     present   of MLIM from 1997 to 2000.
Princeton,
NJ 08543-9011
Age: 41


Edward J. Andrews     Vice          1993 to   Director (Tax-Exempt Fund Management) of MLIM since 2000; Vice President
P.O. Box 9011         President     present   of MLIM from 1991 to 2000.
Princeton,
NJ 08543-9011
Age: 44


Steven T. Lewis       Vice          1996 to   Vice President of MLIM since 1998.
P.O. Box 9011         President     present
Princeton,
NJ 08543-9011
Age: 41


Darrin J. SanFillippo Vice          1996 to   Vice President of MLIM since 1998.
P.O. Box 9011         President     present
Princeton,
NJ 08543-9011
Age: 41


Kevin A. Schiatta     Vice          1990 to   Director (Tax-Exempt Fund Management) of MLIM since 2000; Vice President
P.O. Box 9011         President     present   of MLIM from 1994 to 2000.
Princeton,
NJ 08543-9011
Age: 50


Jeffrey Hiller        Chief         2004 to   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice
P.O. Box 9011         Compliance    present   President and Chief Compliance Officer of MLIM (Americas Region) since
Princeton,            Officer                 2004; Chief Compliance Officer of the IQ Funds since 2004; Global Director
NJ 08543-9011                                 of Compliance at Morgan Stanley Investment Management from 2002 to 2004;
Age: 53                                       Managing Director and Global Director of Compliance at Citigroup Asset
                                              Management from 2000 to 2002; Chief Compliance Officer at Soros Fund
                                              Management in 2000; Chief Compliance Officer at Prudential Financial from
                                              1995 to 2000; Senior Counsel in the Commission's Division of Enforcement
                                              in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino   Secretary     2004 to   Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from
P.O. Box 9011                       present   1999 to 2002; Attorney associated with MLIM since 1997; Secretary of MLIM,
Princeton,                                    FAM, FAMD and Princeton Services since 2004.
NJ 08543-9011
Age: 45


* Officers of the Fund serve at the pleasure of the Board of Trustees.


Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210*

 * For inquiries regarding your CMA account, call 800-CMA-INFO (800-262-4636).


Fund Address
CMA Multi-State Municipal
Series Trust
P.O. Box 9011
Princeton, NJ 08543-9011


Effective January 1, 2005, Terry K. Glenn, President and Trustee and Kevin A. Ryan, Trustee of CMA Multi-State Municipal Series Trust retired. The Trust's Board of Trustees wishes Messrs. Glenn and Ryan well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Trustee of the Trust.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Availability of Quarterly Schedules of Investments


The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Electronic Delivery


The Funds offer electronic delivery of communications to their shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


CMA MULTI-STATE MUNICIPAL SERIES TRUST, MARCH 31, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes,
           (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 -   Principal Accountant Fees and Services

   CMA Arizona Municipal Money Fund
   (a) Audit Fees -     Fiscal Year Ending March 31, 2005 - $26,300
                        Fiscal Year Ending March 31, 2004 - $25,000

   (b) Audit-Related Fees -
                        Fiscal Year Ending March 31, 2005 - $0
                        Fiscal Year Ending March 31, 2004 - $0

   (c) Tax Fees -       Fiscal Year Ending March 31, 2005 - $5,700
                        Fiscal Year Ending March 31, 2004 - $5,200

   The nature of the services include tax compliance, tax advice and tax planning.

   (d) All Other Fees - Fiscal Year Ending March 31, 2005 - $0
                        Fiscal Year Ending March 31, 2004 - $0


   CMA California Municipal Money Fund
   (a) Audit Fees -     Fiscal Year Ending March 31, 2005 - $29,500
                        Fiscal Year Ending March 31, 2004 - $28,000

   (b) Audit-Related Fees -
                        Fiscal Year Ending March 31, 2005 - $0
                        Fiscal Year Ending March 31, 2004 - $0

   (c) Tax Fees -       Fiscal Year Ending March 31, 2005 - $5,700
                        Fiscal Year Ending March 31, 2004 - $5,200

   The nature of the services include tax compliance, tax advice and tax planning.

   (d) All Other Fees - Fiscal Year Ending March 31, 2005 - $0
                        Fiscal Year Ending March 31, 2004 - $0


   CMA Connecticut Municipal Money Fund
   (a) Audit Fees -     Fiscal Year Ending March 31, 2005 - $27,300
                        Fiscal Year Ending March 31, 2004 - $26,000

   (b) Audit-Related Fees -
                        Fiscal Year Ending March 31, 2005 - $0
                        Fiscal Year Ending March 31, 2004 - $0

   (c) Tax Fees -       Fiscal Year Ending March 31, 2005 - $5,700
                        Fiscal Year Ending March 31, 2004 - $5,200

   The nature of the services include tax compliance, tax advice and tax planning.

   (d) All Other Fees - Fiscal Year Ending March 31, 2005 - $0
                        Fiscal Year Ending March 31, 2004 - $0


   CMA Massachusetts Municipal Money Fund
   (a) Audit Fees -     Fiscal Year Ending March 31, 2005 - $27,300
                        Fiscal Year Ending March 31, 2004 - $26,000

   (b) Audit-Related Fees -
                        Fiscal Year Ending March 31, 2005 - $0
                        Fiscal Year Ending March 31, 2004 - $0

   (c) Tax Fees -       Fiscal Year Ending March 31, 2005 - $5,700
                        Fiscal Year Ending March 31, 2004 - $5,200

   The nature of the services include tax compliance, tax advice and tax planning.

   (d) All Other Fees - Fiscal Year Ending March 31, 2005 - $0
                        Fiscal Year Ending March 31, 2004 - $0


   CMA Michigan Municipal Money Fund
   (a) Audit Fees -     Fiscal Year Ending March 31, 2005 - $27,300
                        Fiscal Year Ending March 31, 2004 - $26,000

   (b) Audit-Related Fees -
                        Fiscal Year Ending March 31, 2005 - $0
                        Fiscal Year Ending March 31, 2004 - $0

   (c) Tax Fees -       Fiscal Year Ending March 31, 2005 - $5,700
                        Fiscal Year Ending March 31, 2004 - $5,200

   The nature of the services include tax compliance, tax advice and tax planning.

   (d) All Other Fees - Fiscal Year Ending March 31, 2005 - $0
                        Fiscal Year Ending March 31, 2004 - $0


   CMA New Jersey Municipal Money Fund
   (a) Audit Fees -     Fiscal Year Ending March 31, 2005 - $29,500
                        Fiscal Year Ending March 31, 2004 - $28,000

   (b) Audit-Related Fees -
                        Fiscal Year Ending March 31, 2005 - $0
                        Fiscal Year Ending March 31, 2004 - $0

   (c) Tax Fees -       Fiscal Year Ending March 31, 2005 - $5,700
                        Fiscal Year Ending March 31, 2004 - $5,200

   The nature of the services include tax compliance, tax advice and tax planning.

   (d) All Other Fees - Fiscal Year Ending March 31, 2005 - $0
                        Fiscal Year Ending March 31, 2004 - $0


   CMA New York Municipal Money Fund
   (a) Audit Fees -     Fiscal Year Ending March 31, 2005 - $29,500
                        Fiscal Year Ending March 31, 2004 - $28,000

   (b) Audit-Related Fees -
                        Fiscal Year Ending March 31, 2005 - $0
                        Fiscal Year Ending March 31, 2004 - $0

   (c) Tax Fees -       Fiscal Year Ending March 31, 2005 - $5,700
                        Fiscal Year Ending March 31, 2004 - $5,200

   The nature of the services include tax compliance, tax advice and tax planning.

   (d) All Other Fees - Fiscal Year Ending March 31, 2005 - $0
                        Fiscal Year Ending March 31, 2004 - $0


   CMA North Carolina Municipal Money Fund
   (a) Audit Fees -     Fiscal Year Ending March 31, 2005 - $26,300
                        Fiscal Year Ending March 31, 2004 - $25,000

   (b) Audit-Related Fees -
                        Fiscal Year Ending March 31, 2005 - $0
                        Fiscal Year Ending March 31, 2004 - $0

   (c) Tax Fees -       Fiscal Year Ending March 31, 2005 - $5,700
                        Fiscal Year Ending March 31, 2004 - $5,200

   The nature of the services include tax compliance, tax advice and tax planning.

   (d) All Other Fees - Fiscal Year Ending March 31, 2005 - $0
                        Fiscal Year Ending March 31, 2004 - $0


   CMA Ohio Municipal Money Fund
   (a) Audit Fees -     Fiscal Year Ending March 31, 2005 - $27,300
                        Fiscal Year Ending March 31, 2004 - $26,000

   (b) Audit-Related Fees -
                        Fiscal Year Ending March 31, 2005 - $0
                        Fiscal Year Ending March 31, 2004 - $0

   (c) Tax Fees -       Fiscal Year Ending March 31, 2005 - $5,700
                        Fiscal Year Ending March 31, 2004 - $5,200

   The nature of the services include tax compliance, tax advice and tax planning.

   (d) All Other Fees - Fiscal Year Ending March 31, 2005 - $0
                        Fiscal Year Ending March 31, 2004 - $0


   CMA Pennsylvania Municipal Money Fund
   (a) Audit Fees -     Fiscal Year Ending March 31, 2005 - $27,300
                        Fiscal Year Ending March 31, 2004 - $26,000

   (b) Audit-Related Fees -
                        Fiscal Year Ending March 31, 2005 - $0
                        Fiscal Year Ending March 31, 2004 - $0

   (c) Tax Fees -       Fiscal Year Ending March 31, 2005 - $5,700
                        Fiscal Year Ending March 31, 2004 - $5,200

   The nature of the services include tax compliance, tax advice and tax planning.

   (d) All Other Fees - Fiscal Year Ending March 31, 2005 - $0
                        Fiscal Year Ending March 31, 2004 - $0


   (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

   (e)(2) 0%

   (f) Not Applicable

   (g) Fiscal Year Ending March 31, 2005 - $10,018,400
       Fiscal Year Ending March 31, 2004 - $16,708,160

   (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
   (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

   Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 -   Disclosure of Proxy Voting Policies and Procedures for
           Closed-End Management Investment Companies - Not
           Applicable

Item 8 -   Portfolio Managers of Closed-End Management Investment
           Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not
           Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not
           Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


CMA Multi-State Municipal Series Trust


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       CMA Multi-State Municipal Series Trust


Date: May 23, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       --------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       CMA Multi-State Municipal Series Trust


Date: May 23, 2005


By:     /s/ Donald C. Burke
       ----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       CMA Multi-State Municipal Series Trust


Date: May 23, 2005